EXHIBIT 10.1

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                           AGREEMENT AMONG PURCHASERS




                                      Among

                             NATIONAL LODGING CORP.,

                                HFS INCORPORATED

                                       and

                             MOTELS OF AMERICA, INC.



                          Dated as of January 22, 1996







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                          T A B L E O F C O N T E N T S

                                                                    Page

                                    ARTICLE I

                      AGREEMENTS REGARDING THE ACQUISITION

SECTION 1.01.  Stock Purchase Agreement and Purchase Agreements......  2
SECTION 1.02.  Formation of Acquisition Vehicle......................  2
SECTION 1.03.  Expense Reimbursement.................................  2

                          ARTICLE II

             AGREEMENTS REGARDING WORKING CAPITAL;
             CURRENT ASSETS; AND NOTES RECEIVABLE

SECTION 2.01.  Working Capital Adjustment............................  3
SECTION 2.02.  Covered Current Assets................................  4
SECTION 2.03.  Long-Term Notes Receivable............................  6
SECTION 2.04.  Joint Venture Receivables.............................  6

                          ARTICLE III

            AGREEMENTS REGARDING USE OF TRADEMARKS

SECTION 3.01.  Franchise Agreements..................................  7
SECTION 3.02.  Company License.......................................  8
SECTION 3.03.  JFK Franchise Agreement...............................  8
SECTION 3.04.  New Joint Ventures and Additional Hotels..............  8

                          ARTICLE IV

                AGREEMENTS REGARDING EMPLOYEES

SECTION 4.01.  Owned Properties......................................  9
SECTION 4.02.  Corporate and Reservation System Employees............  9
SECTION 4.03.  Severance Cost........................................  9



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                                      Page

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

SECTION 5.01.  Services Agreement.................................... 10
SECTION 5.02.  Relax Properties...................................... 10
SECTION 5.03.  MOA Financing......................................... 10
SECTION 5.04.  Miscellaneous......................................... 10
SECTION 5.05.  Further Assurances.................................... 11

                          ARTICLE VI

       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

SECTION 6.01.  Organization, Authority and Qualification of the Purchaser.11
SECTION 6.02.  No Conflict................................................12
SECTION 6.03.  Governmental Consents and Approvals........................12
SECTION 6.04.  Litigation.................................................12
SECTION 6.05.  Financing..................................................12
SECTION 6.06.  Stock Purchase Agreement and Purchase Agreements...........12
SECTION 6.07.  Brokers....................................................13

                          ARTICLE VII

         SURVIVAL; INDEMNIFICATION; LIQUIDATED DAMAGES

SECTION 7.01.  Survival of Representations and Warranties.................13
SECTION 7.02.  Indemnification by the Purchasers..........................13
SECTION 7.03.  Liquidated Damages.........................................15
SECTION 7.04.  Indemnification by the Seller..............................15

                         ARTICLE VIII

                      GENERAL PROVISIONS

SECTION 8.01.  Expenses...................................................16
SECTION 8.02.  Notices....................................................16
SECTION 8.03.  Public Announcements.......................................18
SECTION 8.04.  Headings...................................................18
SECTION 8.05.  Severability...............................................18
SECTION 8.06.  Entire Agreement...........................................18
SECTION 8.07.  Assignment.................................................19

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                                                                        Page

         SECTION 8.08.  No Third Party Beneficiaries.................... 19
         SECTION 8.09.  Amendment and Waiver............................ 19
         SECTION 8.10.  Governing Law................................... 19
         SECTION 8.11.  Counterparts.................................... 19
         SECTION 8.12.  Specific Performance............................ 20
         SECTION 8.13.  Payments........................................ 20


                                    EXHIBITS

Exhibit A                  Form of License Agreement
Exhibit B                  License Agreement
Exhibit C                  JFK Franchise Agreement
Exhibit D                  Relax Properties Agreement
Exhibit E                  Promissory Note
Exhibit F                  Guaranty
Exhibit G                  Amendment to the Pledge Agreement

                                    SCHEDULES

Schedule 1.03     Legal Expenses
Schedule 3.01     Owned Properties to be Transferred



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                  AGREEMENT AMONG PURCHASERS, dated as of January 22, 1996 among
NATIONAL LODGING CORP., a Delaware corporation ("NALC"), HFS INCORPORATED, a Delaware corporation ("HFS"), and MOTELS OF AMERICA, INC., a Delaware corporation ("MOA"; each of NALC, HFS and MOA being sometimes referred to herein as a "Purchaser" and collectively as "Purchasers" or the "Purchasing Group").


                              W I T N E S S E T H:


                  WHEREAS, the Purchasing Group intends to acquire (the "Acquisition") Forte Hotels, Inc. (the "Company") from Forte USA, Inc. (the "Seller") upon the terms and subject to the conditions set forth in (i) the Stock Purchase Agreement dated as of December 19, 1995, between the Seller and NALC (the "Stock Purchase Agreement"), (ii) the Purchase Agreement, dated as of December 19, 1995, among the Company, the Seller and HFS (the "HFS Purchase Agreement"), and (iii) the Purchase Agreement, dated as of December 19, 1995, among the Company, the Seller and MOA (the "MOA Purchase Agreement" and, together with the HFS Purchase Agreement, the "Purchase Agreements"); capitalized terms used but not otherwise defined in this Agreement have the respective meanings assigned to such terms in the Stock Purchase Agreement;

                  WHEREAS, it is the intention of the parties that following the Acquisition (i) HFS will own and operate the portion of the business of the Company related to the franchising of the Travelodge, Thriftlodge and related trademarks, including all franchise agreements and volume purchase agreements, an exclusive license of the Travelodge, Thriftlodge and related trademarks, and the Domestic CRO (collectively, the "Franchise Business"); (ii) MOA will own and operate certain motels currently owned and operated by the Company (collectively, the "MOA Owned Properties"); and (iii) NALC will own and operate certain hotels and motels currently owned and operated by the Company other than the MOA Owned Properties, hold the Company's ownership interest in the Joint Ventures and continue to own and operate all aspects of the Company's business other than the Franchise Business, the MOA Owned Properties and certain assets of the Company being transferred to the Seller prior to the Acquisition pursuant to the Special Distribution; and

                  WHEREAS, the Purchasing Group wishes to set forth the terms of their respective rights and obligations among themselves relative to the Acquisition and the terms and conditions of certain agreements that would govern the ownership and management of the Company's businesses following the Acquisition;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:



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                                        2

                                    ARTICLE I

                      AGREEMENTS REGARDING THE ACQUISITION

                  SECTION 1.01. Stock Purchase Agreement and Purchase Agreements. Each Purchaser shall comply with its obligations under the Stock Purchase Agreement and the Purchase Agreements, as the case may be (including all obligations related to closing, collection of Covered Current Assets and collection of Notes Receivable).

                  SECTION 1.02. Formation of Acquisition Vehicle. (a) Prior to the Closing, each of MOA and HFS shall form a corporation under the Delaware General Corporation Law (an "Acquisition Vehicle") for purposes of consummating the transactions contemplated by the MOA Purchase Agreement in the case of MOA, and the HFS Purchase Agreement in the case of HFS.

                  (b) Immediately prior to the Effective Time, each Purchaser shall take all necessary steps to have available, either directly in the case of NALC or in the respective Acquisition Vehicles in the case of HFS and MOA, the funds necessary to consummate the transactions contemplated by the Stock Purchase Agreement, the HFS Purchase Agreement or the MOA Purchase Agreement, as the case may be.

                  SECTION 1.03. Expense Reimbursement. Except as otherwise provided in Section 7.02, Section 7.03, Section 7.04 or Section 8.01, all actual out-of-pocket costs or expenses of the Purchasers or an Acquisition Vehicle, other than (i) payment of the purchase price under the Stock Purchase Agreement and the respective Purchase Agreements, (ii) expenses and costs incurred by any Purchaser in connection with obtaining financing for payment of such purchase price, or that become payable by the Company after the Closing (including attorney's fees not to exceed the amounts set forth on Schedule 1.03, expenses and settlement costs in connection with claims brought by third parties and related to the transactions contemplated by the Stock Purchase Agreement and the Purchase Agreement, and all fees of Merrill Lynch & Co.) incurred in connection with the transactions contemplated by the Stock Purchase Agreement or the Purchase Agreements, shall be allocated among the Purchasers: 60% to NALC, 20% to HFS and 20% to MOA; provided, however, that property-related debt owed to third parties (including the Company) shall be the sole responsibility of the relevant Purchaser of such property (for the avoidance of doubt the relevant Purchaser of the property shall be the beneficial owner in cases where legal and beneficial interests have been bifurcated). Any payment received, net of costs or expenses incurred in connection with collecting such amount, from Seller pursuant to Section 4.21 of the Stock Purchase Agreement, Section 4.8 of the HFS Purchase Agreement or Section 4.6 of the MOA Purchase Agreement shall be allocated as set forth in the preceding sentence.



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                                   ARTICLE II

                      AGREEMENTS REGARDING WORKING CAPITAL;
                      CURRENT ASSETS; AND NOTES RECEIVABLE

                  SECTION 2.01. Working Capital Adjustment. Within 60 days after Closing, in conjunction with preparing the Statement of working capital of the Company in accordance with Section 1.6 of the Stock Purchase Agreement, and using the same principles and methods set forth in Section 1.6 thereof, NALC shall prepare (i) a statement setting forth the portion of the working capital of the Company as of the Closing Date that relates to the Franchise Business and receivables from the Joint Ventures in connection with the obligations of each Joint Venture to pay a specified percentage of gross room revenues to a Travelodge and Thriftlodge marketing and promotional fund (the "HFS Statement") and (ii) a statement setting forth the portion of the working capital of the Company as of the Closing Date that relates to the MOA Owned Properties (the "MOA Statement") and deliver each to MOA and HFS. Each of HFS and MOA shall have 30 days from the receipt of such Statements to notify NALC that it disputes any item contained in the HFS Statement or MOA Statement, respectively. Any such dispute by HFS or MOA shall be governed by the dispute resolution procedures and time lines (including the submission of any such dispute to an Independent Accounting Firm) set forth in Section 1.6(b) and 1.6(c) of the Stock Purchase Agreement concerning resolution of disputes between NALC and the Seller. The HFS Statement shall become the "HFS Final Statement" and the MOA Statement shall become the "MOA Final Statement" in accordance with provisions equivalent to those in Section 1.6 of the Stock Purchase Agreement.

                  (b) In the event that the working capital set forth in the HFS Statement or the MOA Statement exceeds $0, HFS or MOA, as the case may be, shall pay the amount of such excess to NALC within ten business days after delivery of the MOA Final Statement or the HFS Final Statement, as the case may be, together with interest thereon at a rate equal to the prime rate per annum as quoted in the Wall Street Journal from the Closing Date to the date of payment, irrespective of whether NALC is entitled to receive a working capital adjustment from Seller pursuant to Section 1.6 of the Stock Purchase Agreement. In the event the working capital set forth in the HFS Final Statement or the MOA Final Statement is less than $0, NALC shall pay to HFS or MOA, as the case may be, the amount of such deficiency within ten business days after delivery of the HFS Final Statement or the MOA Final Statement, as the case may be, together with interest thereon at a rate equal to the prime rate per annum quoted in the Wall Street Journal from the Closing Date to the date of payment; provided, however, that in the event NALC is entitled to payment from the Seller pursuant to
Section 1.6(d) of the Stock Purchase Agreement, or from HFS or MOA pursuant to this Section 2.01, and NALC shall not have received such payment, NALC shall not be required to make any payment pursuant to this Section 2.01 to the extent that it has not received such payment pursuant to Section 1.6 of the Stock Purchase Agreement or this

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                                        4

Section 2.01; provided further that NALC shall use its reasonable best efforts to collect from the Seller any payment to which NALC is entitled pursuant to
Section 1.6(d) of the Stock Purchase Agreement.

                  SECTION 2.02. Covered Current Assets. (a) With respect to Covered Current Assets (other than cash or prepaid expenses) of the Company reflected on the HFS Final Statement, in the case of HFS (the "HFS Covered Current Assets"), or on the MOA Final Statement, in the case of MOA (the "MOA Covered Current Assets"), in the event that HFS or MOA, as the case may be, has not Received payment in respect of such Covered Current Assets in an amount in cash, property or other consideration equal to the amount of the HFS Covered Current Assets, in the case of HFS, or the MOA Covered Current Assets, in the case of MOA (net of (x) any specific reserve reflected on the Final Statement and (y) the portion of the general reserve reflected on the Final Statement that the HFS Covered Current Assets or the MOA Covered Current Assets, as the case may be, represents of the Covered Current Assets; such sum of specific and general reserves being, in respect of HFS or MOA, the Reserve), within one year of the Closing Date, then, (i) NALC shall within ten business days after such period has expired make payment of an amount equal to the amount not so Received to HFS or MOA, as the case may be, and (ii) HFS or MOA, as the case may be, shall assign to NALC (or, at NALC's request, to the Seller) all remaining HFS Covered Current Assets or MOA Covered Current Assets, as the case may be; provided, however, that in the event NALC is entitled to a payment from the Seller pursuant to Section 1.7 of the Stock Purchase Agreements and such payment has not been made, NALC shall have no obligation to make payment to MOA or HFS pursuant to this Section 2.02 to the extent such payment is not Received from the Seller; provided further that NALC shall use its reasonable best efforts to collect from the Seller any payment to which NALC is entitled pursuant to
Section 1.7 of the Stock Purchase Agreement. In the event that HFS or MOA Receives, in the aggregate, an amount in cash, property, or other consideration in excess of the HFS Covered Current Assets or the MOA Covered Current Assets, respectively (net of Reserve), within one year of the Closing Date, HFS or MOA, as the case may be, shall pay such excess amount to NALC (or, at NALC's request, to the Seller).

                  (b) During the one-year period referred to in paragraph (a) above, each of HFS and MOA shall use its reasonable best efforts to collect the HFS Covered Current Assets and MOA Covered Current Assets, respectively; provided, however, that in connection with such collection efforts HFS shall not be required to terminate any franchise agreement or be required to bring any legal action against any franchisee or any affiliate thereof or suspend any franchisee from the Domestic CRO. Each of HFS and MOA shall at all times act in good faith with respect to the collection of the HFS Covered Current Assets and the MOA Covered Current Assets, respectively. HFS and MOA shall allocate any undesignated amount Received from any debtor of any current asset to the HFS Covered Current Asset or MOA Covered Current Asset, as the case may be, of that debtor; provided, however, that HFS or MOA shall take whatever reasonable steps (in good faith) it deems

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appropriate to have the payor designate such amounts Received; provided further that, if such debtor is the debtor with respect to multiple Covered Current Assets as a result of having multiple independent business relationships with HFS or MOA (for example, if one individual or entity were a party to four franchise agreements), HFS or MOA, as the case may be, shall allocate any amount Received pro rata among such Covered Current Assets in the proportion that the amount of obligation with respect to each business relationship bears to the total amount of the Covered Current Assets then owned by such debtor. Neither MOA nor HFS shall forgive, compromise, settle or issue any credit memorandum in respect of any Covered Current Assets without the prior consent of NALC; provided, however, that the only basis on which such consent shall be denied is that such forgiveness, compromise, settlement or issuance would result in NALC not receiving payment in accordance with Section 1.7 of the Stock Purchase Agreement. In the event that HFS or MOA has Received payment in respect of HFS Current Covered Assets or MOA Covered Current Assets, respectively, in excess of the Net Amount of such Covered Current Assets, HFS or MOA, as the case may be, shall pay to NALC (or, at NALC's request, to the Seller) 50% of such excess amount less all costs and expenses incurred by HFS or MOA, as the case may be, in order to collect such Covered Current Assets. Net amount of HFS Covered Current Assets or MOA Covered Current Assets, as the case may be, shall mean the aggregate book value of such Covered Current Assets less the amount of the Reserve with respect thereto. In the event that HFS or MOA shall extend the due date with respect to any such obligation (without the consent of the Seller; such consent, if obtained, being deemed to also be the consent of NALC) to a date after the first anniversary of the Closing Date, then, for purposes of calculating the adjustment pursuant to this Section 2.02, such Covered Current Assets shall be deemed Received in full.

                  (c) Throughout the one-year period contemplated by this
Section 2.02, HFS and MOA shall prepare and deliver to NALC, reasonably promptly following the end of the relevant quarter, a quarterly statement of any payments Received by HFS or MOA, as the case may be, in respect of Covered Current Assets and a copy of appropriate documentation and receipts in respect thereof. HFS or MOA, as the case may be, shall at the time of delivery of each such quarterly statement pay all amounts Received in respect of Covered Current Assets other than HFS Current Covered Assets or MOA Covered Current Assets, respectively, to NALC; all amounts Received in respect of MOA Current Assets or HFS Covered Current Assets shall be deemed to have been paid to NALC for purposes of Section
4.5 of the HFS Purchase Agreement or Section 4.2 of the MOA Purchase Agreement, respectively.

                  (d) In the event that HFS or MOA shall Receive payment for any Covered Current Assets after such Covered Current Assets have been assigned to NALC or the Seller, any amounts so Received by HFS or MOA, as the case may be, shall promptly be paid over to NALC or the Seller, as the case may be.


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                                        6

                  (e) Within 30 days after the expiration of the one-year period contemplated by this Section 2.02, each of HFS or MOA shall prepare and deliver to NALC (i) a statement setting forth the amount of the payments Received in respect of the HFS Covered Current Assets and the MOA Covered Current Assets, respectively, during the one-year period and (ii) a report on all HFS Covered Current Assets or MOA Covered Current Assets, as the case may be, not Received by HFS or MOA, respectively, in the one year period accompanied by appropriate documentation and receipts in respect thereof. NALC shall have 30 days after receipt of such statements during which to notify HFS or MOA, as the case may be, of any disputes with respect to such statements. HFS or MOA and NALC shall cooperate in good faith to resolve any such disputes as promptly as possible. In the event of any disputes which cannot be resolved by the parties, the parties shall apply the resolution mechanism set forth in Section 1.6(c) of the Stock Purchase Agreement, with the Independent Accounting Firm applying the standards and procedures set forth in this Section 2.02 in lieu of the standards and procedures set forth in Section 1.6 of the Stock Purchase Agreement.

                  SECTION 2.03. Long-Term Notes Receivable. (a) In the event NALC shall Receive any payment from debtors that is designated to payment of Non-JV Notes Receivable, pursuant to the Stock Purchase Agreement, or any payment pursuant to Section 1.8 of the Stock Purchase Agreement in respect of the Non-JV Notes Receivable, NALC shall pay, following the end of each calendar quarter, within ten days of the end of such quarter, 20% of such amount Received during such quarter to HFS and 20% of such amount Received during such quarter to MOA.

                  (b) In the event either MOA or HFS shall Receive payment from a debtor in respect of a Note Receivable after such Note Receivable has been assigned to the Seller, it shall promptly pay such amount to NALC (or, at the request of NALC, to the Seller).

                  SECTION 2.04. Joint Venture Receivables. HFS and MOA acknowledge and agree that all payments in respect of JV Covered Current Assets (except for receivables from the Joint Ventures in connection with the obligations of each Joint Venture to pay a specified percentage of gross room revenues to a Travelodge and Thriftlodge marketing and promotional fund) and JV Notes Receivable made by the Seller, or any debtor thereof, pursuant to Section
1.9 of the Stock Purchase Agreement shall be the property of NALC, and neither HFS nor MOA shall have any claim in respect of any such payment.



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                                        7

                                   ARTICLE III

                     AGREEMENTS REGARDING USE OF TRADEMARKS

                  SECTION 3.01. Franchise Agreements. (a) As contemplated in the HFS Purchase Agreement, immediately prior to the Closing, the Company, as licensor, will enter into Travelodge license agreements, substantially in the form attached as Exhibit A, with (i) NALC, as licensee, with respect to the Owned Properties being retained by the Company and (ii) each of MOA, the MOA Acquisition Vehicle, MOA-TL Holding Corp., Central Park Motel Corp. and York Motel Corp., as licensees, with respect to the Owned Properties being sold to MOA, the MOA Acquisition Vehicle, Central Park Motel Corp. and York Motel Corp. respectively. At the Closing, NALC shall assign to the Company all of its rights and obligations, as licensee, under such Travelodge license agreements relating to the Owned Properties being retained by the Company, and shall cause the Company to assume all of the obligations of NALC thereunder.

                  (b) MOA intends to sell the five Owned Properties listed on
Schedule 3.01 (the "Schedule 3.01 Properties"). In the event that any purchaser of a Schedule 3.01 Property does not perform all obligations under the Travelodge license agreement applicable to such Schedule 3.01 Property (which Travelodge license agreement shall be assumed by MOA immediately prior to the Closing as provided in Section 3.01(a) above) through the seventh anniversary of the Closing (the "Seventh Anniversary"), whether by reason of the failure of such purchaser to assume the Travelodge license agreement, the termination of the license agreement by such purchaser prior to the Seventh Anniversary, or the failure by such purchaser to perform all of its obligations pursuant to the Travelodge license agreement through the Seventh Anniversary, then MOA shall be required (in lieu of any damages, including liquidated damages, payable under the Travelodge license agreement in respect of such Schedule 3.01 Property) to replace royalties (i.e., 4% of gross room revenues) lost by HFS or the HFS Acquisition Vehicle through the Seventh Anniversary (based upon the lesser of (x) the amount of annual gross room revenues of such property set forth opposite the name of such property on Schedule 3.01 and (y) the annual gross room revenues of such property during the twelve-month period preceding the date of such sale, termination or failure to perform) by reason of such failure to assume, termination or failure to perform. HFS and MOA agree that such replacement of revenues lost by HFS through the Seventh Anniversary may be made by cash payment by MOA in respect of the lost revenues (either on the schedule provided in the license agreement or in a lump sum amount based on the present value of the revenue stream to HFS as agreed upon by HFS and MOA), or by substitution of other hotel or motel properties owned or operated by MOA (provided, however, that such substitute hotels or motels meet the standards promulgated by HFS for franchisees of its trademarks and service marks and are otherwise reasonably satisfactory to HFS). Any such substitution of other hotel or motel properties shall be effected through execution by MOA (or an affiliate of MOA) and HFS of a Travelodge license agreement

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                                                         8

substantially in the form of Exhibit A or of a franchise or license agreement for another HFS-brand in such form as is reasonably acceptable to HFS. HFS and MOA further agree that any obligation of MOA to HFS which arises pursuant to this Section 3.01(b) shall be offset by the amount of any revenues received by HFS through the Seventh Anniversary pursuant to any franchise or license agreement which is entered into by MOA (or an affiliate of MOA) and HFS with respect to an HFS-brand after the date of this Agreement (excluding the Travelodge license agreements to be assumed pursuant to Section 3.01(a) above).

                  SECTION 3.02. Company License. NALC agrees to cause the Company, as licensee, to enter into a license agreement at Closing substantially in the form attached as Exhibit B and that such license agreement will be a binding and enforceable obligation of the Company as of as the Closing.

                  SECTION 3.03. JFK Franchise Agreement. At the Closing, HFS shall cause Ramada Franchise Systems, Inc., as franchisor, and NALC shall cause the Company, as franchisee, to enter into a franchise agreement substantially in the form attached as Exhibit C in respect of the Owned Property located at John
F. Kennedy International Airport in New York.

                  SECTION 3.04. New Joint Ventures and Additional Hotels. In the event that NALC or the Company shall (a) enter into any joint venture agreement that contemplates the use of any trademark or service mark which is assigned to HFS pursuant to the Trademark Assignment Agreement other than an extension of an existing Joint Venture on substantially the same terms as currently exist, (b) enter into any other agreement with any third party for the ownership or operation of a hotel or motel that desires, in its sole discretion, to use any trademark or service mark which is assigned to HFS pursuant to the Trademark Assignment Agreement or (c) desire, in its sole discretion, to use any such marks with respect to a joint venture, hotel or motel owned by NALC or the Company that is not already a party to a franchise agreement with HFS, NALC shall, or shall cause the Company or such joint venture, as licensee, to enter into a Travelodge license agreement substantially in the form attached as Exhibit A with the HFS Acquisition Vehicle, as licensor; provided, however, that
(i) if the consent of any co-owner of a Joint Venture is required in connection with the transactions contemplated by the Stock Purchase Agreement and (ii) in order to obtain such consent the Company and such co-owner enter into a new agreement on substantially the same terms as the existing agreement governing the Joint Venture and such new agreement does not extend beyond the term of the existing agreement, then NALC shall not be obligated to cause the relevant Joint Venture to enter into a Travelodge license agreement, substantially in the form attached as Exhibit A.



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                                        9

                                   ARTICLE IV

                         AGREEMENTS REGARDING EMPLOYEES

                  SECTION 4.01. Owned Properties. (a) All employees of the Company employed at any one of the MOA Owned Properties solely for the purposes of providing services in respect of such Owned Property shall be employed by MOA immediately after the Closing.

                  (b) All employees of the Company employed at any one of the Owned Properties other than the Excluded Properties that continues to be owned by the Company after Closing solely for the purposes of providing services in respect of such Owned Property shall continue to be employed by the Company immediately after the Closing.

                  (c) All employees employed by the Company at the location of any Joint Venture solely for the purposes of providing services in respect of such Joint Venture shall continue to be employed by the Company as of the Closing.

                  SECTION 4.02. Corporate and Reservation System Employees. All employees located at the El Cajon facility and engaged solely in the provision of services in respect of the Domestic CRO, shall become employees of HFS immediately after the Closing. All employees of the Company located at the El Cajon facility engaged in the provision of general corporate services other than in connection with the Domestic CRO shall continue to be employees of the Company immediately after the Closing. In the event that any employee of the Company at the El Cajon facility provides both general corporate and reservation services, HFS and the Company shall cooperate in good faith to allocate such employee to either HFS or the Company or, in the alternative, to have such employee continue to provide both corporate and reservation services in which case both HFS and the Company will cooperate in good faith to determine what portion of the liabilities in respect of such employee shall be assumed by HFS and the Company, respectively.

                  SECTION 4.03. Severance Cost. All severance obligations and other Losses incurred by the Company, MOA or HFS in respect of the dismissal or termination of employment of any of the employees of the Company immediately prior to the Closing listed on Schedule 4.13(e) of the Disclosure Schedule to the Stock Purchase Agreement who are terminated by the Company, MOA or HFS, as the case may be, within six months after Closing, including any liability to the Seller in respect thereof, shall be allocated 60% to NALC, 20% to MOA and 20% to HFS; provided, however, that if such Losses exceed $1,000,000, such excess shall be allocated 75% to NALC and 25% to HFS.



143845.6/NYL3

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

                  SECTION 5.01. Services Agreement. As promptly as practicable following the Closing, HFS will cause the HFS Acquisition Vehicle, and NALC will cause the Company to, enter into a services agreement pursuant to which the HFS Acquisition Vehicle shall have the right to use the El Cajon facility in connection with the Domestic CRO (the "Services Agreement"). Pursuant to the Services Agreement, the Company and HFS shall cooperate, in good faith, to allocate a portion of the actual cost of operating the El Cajon facility to the Domestic CRO, which allocated amount shall be paid by the HFS Acquisition Facility. Any payments from the Seller in connection with its use of the El Cajon facility for the international reservation system in accordance with Amendment No. 1 to the HFS Purchase Agreement shall be the sole property of HFS and HFS, in its sole discretion, may retain such payments or transfer such payments to the Company in which case it will receive a credit against the portion of the operating costs of the El Cajon facility that has been allocated to the HFS Acquisition Vehicle.

                  SECTION 5.02. Relax Properties. (a) Prior to the Closing, HFS and NALC will enter into a definitive Relax Properties Agreement, substantially in the Form attached as Exhibit D.

                  (b) The parties acknowledge that it is their intention that HFS receive the benefit of all franchise arrangements in respect of the motels and hotels in Canada managed by Royco and the franchise sales arrangements with Royco and that NALC receive all of the benefits of the management arrangements for such motels and hotels. In the event that the assignment of contracts pursuant to the Relax Properties Agreement, the HFS Purchase Agreement and the Stock Purchase Agreement does not result in HFS receiving all of the economic benefits of the relevant franchise agreements and the arrangements whereby Royco obtains new franchisees on a commission basis or NALC receiving all of the economic benefits of the management contracts and the put/call agreement, HFS and NALC will cooperate, in good faith, to ensure that each of HFS and NALC receives the economic benefit to which it is entitled.

                  SECTION 5.03. MOA Financing. MOA and HFS shall, prior to the Closing, use their reasonable best efforts to enter into, or cause the relevant Affiliate to enter into, a (i) promissory note substantially in the form attached as Exhibit E, (ii) a guaranty agreement substantially in the form attached as Exhibit F and (iii) an amendment substantially in the form attached as Exhibit G to the pledge agreement in respect of MOA stock.

                  SECTION 5.04. Miscellaneous. The Purchasers agree that they shall cooperate, in good faith, with each other to ensure that each receives the benefit of all of the

143845.6/NYL3
covenants of the Seller set forth in the Stock Purchase Agreement and the Purchase Agreements. Without limiting the generality of the foregoing, the Purchasers shall:

                  (i) cooperate to ensure that each receives access to all available information relating to the Company;

                  (ii) use their reasonable best efforts to cooperate with each other and the Seller in obtaining any consent required pursuant to the Stock Purchase Agreement or either of the Purchase Agreements from any federal, state or local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body (a "Governmental Authority") or any third party; and

                  (iii) cooperate, in good faith, to allocate, and provide to each other copies of, all books and records, including customer lists, of the Company.

                  SECTION 5.05. Further Assurances. Each Purchaser shall from time to time after the Closing, upon the request of another Purchaser and without further consideration, execute, acknowledge and deliver in proper form any further instruments, and take such further actions as such other Purchaser may reasonably require, to carry out effectively the intent of this Agreement, the Stock Purchase Agreement and the Purchase Agreements.


                                   ARTICLE VI

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

                  As an inducement to the other Purchasers to enter into this Agreement, each Purchaser hereby represents and warrants to the other Purchasers as follows:

                  SECTION 6.01. Organization, Authority and Qualification of the Purchaser. Such Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Purchaser, the performance by such Purchaser of its obligations hereunder and the consummation by such Purchaser of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser, and (assuming due authorization, execution and delivery by the other Purchasers) this Agreement constitutes a legal, valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms.

143845.6/NYL3

                  SECTION 6.02. No Conflict. Assuming that all consents, approvals, authorizations and other actions described in Section 6.03 have been obtained, the execution, delivery and performance of this Agreement by such Purchaser do not and will not (a) violate, conflict with or result in the breach of any provision of the certificate of incorporation or by-laws (or similar organizational documents) of such Purchaser, (b) conflict with or violate any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, other requirement or rule of law (a "Law") or any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority (a "Governmental Order") applicable to such Purchaser or any of its assets, properties or businesses or (c) conflict with, result in any breach of, constitute a default (or an event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of such Purchaser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which such Purchaser is a party or by which any of such assets or properties is bound or affected, which, in any such case, would have a material adverse effect on the ability of such Purchaser to consummate the transactions contemplated by this Agreement.

                  SECTION 6.03. Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by such Purchaser do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority, except the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

                  SECTION 6.04. Litigation. There are no actions by or against such Purchaser pending before any Governmental Authority (or, to the best knowledge of such Purchaser, threatened to be brought by or before any Governmental Authority) which could affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.

                  SECTION 6.05. Financing. Such Purchaser has funds on hand, or will have available such funds at the time of the Closing, sufficient to consummate the transactions contemplated hereby, and such Purchaser or an Acquisition Vehicle formed by such Purchaser will have available all of the funds necessary (x) to satisfy its obligations under this Agreement, and (y) to pay all the related fees and expenses in connection with the foregoing.

                  SECTION 6.06. Stock Purchase Agreement and Purchase Agreements. Each of the representations and warranties made by such Purchaser in the Stock Purchase

143845.6/NYL3

Agreement or in a Purchase Agreement, as the case may be, is true and correct and shall be true and correct as of the Closing, as if made as of the Closing.

                  SECTION 6.07. Brokers. Except for Merrill Lynch & Co., whose fees will be paid as set forth in Section 1.03, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Purchaser.


                                   ARTICLE VII

                  SURVIVAL; INDEMNIFICATION; LIQUIDATED DAMAGES

                  SECTION 7.01. Survival of Representations and Warranties. The representations and warranties of the Purchasers contained in Article VI shall survive the Closing for a period of one year following the Closing.

                  SECTION 7.02. Indemnification by the Purchasers. (a) Each Purchaser (the "Indemnifying Party") hereby agrees to indemnify and hold harmless on an after-tax basis each other Purchaser and its affiliates, officers, directors, employees, agents, successors and assigns (an "Indemnified Party") for any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys' and consultants' fees and expenses) actually suffered or incurred by an Indemnified Party (including, without limitation, any action brought or otherwise initiated by an Indemnified Party), net of any resulting tax benefit and net of any refund or reimbursement of any portion of such amount including, without limitation, reimbursement by way of insurance or third party indemnification (a "Loss"), arising out of or resulting from:

                  (i) the breach of any representation or warranty made by the Indemnifying Party in this Agreement or in the Stock Purchase Agreement, in the case of NALC, in the HFS Purchase Agreement, in the case of HFS, or in the MOA Purchase Agreement, in the case of MOA; or

                  (ii) the breach of any covenant or agreement by the Indemnifying Party contained in this Agreement or in the Stock Purchase Agreement, in the case of NALC, in the HFS Purchase Agreement, in the case of HFS, or in the MOA Purchase Agreement, in the case of MOA (including any breach of any obligation to close the transactions contemplated by the relevant Agreement); provided, however, that under no circumstance shall any payment of liquidated damages that NALC is obligated to make pursuant to Section 4.21(b) or (c) of the Stock Purchase Agreement, any payment of liquidated damages that HFS is obligated to make

143845.6/NYL3
         pursuant to Section 4.8(b) or (c) of the HFS Purchase Agreement, or any payment of liquidated damages that MOA is obligated to make pursuant to
         Section 4.6(b) or 4.6(c) of the MOA Purchase Agreement, be considered a Loss of the respective Purchaser; provided, further, that to the extent that such payment is as a result of a failure of another Purchaser to make its corresponding payment of liquidated damages under the respective Purchase Agreement, in which case, the Purchaser making such corresponding payment shall be entitled to recovery of the amount of such corresponding payment from the Purchaser not making such corresponding payment.

                  (b) Any party seeking indemnification under this Article VII shall give each Indemnifying Party notice of any matter that such Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The obligations and liabilities of an Indemnifying Party under this
Article IV with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Article VII ("Third Party Claims") shall be governed by the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article VII except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or liability that it may have to any Indemnified Party otherwise than under this
Article VII. If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within five days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim,

143845.6/NYL3
the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party's expense, all such witnesses, records, materials and information in the Indemnifying Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

                  SECTION 7.03. Liquidated Damages. In the event (i) HFS or MOA is unable or unwilling to consummate the transactions contemplated by the HFS Purchase Agreement or the MOA Purchase Agreement, as the case maybe, for any reason and (ii) NALC exercises its option to buy the assets not purchased by HFS or MOA pursuant to the HFS Purchase Agreement or the MOA Purchase Agreement, as the case may be, in accordance with Section 8.06 of the Stock Purchase Agreement, then HFS or MOA, or each, as the case may be, in addition to any indemnification made pursuant to Section 7.02 and notwithstanding the provisions of Section 1.03, shall pay (x) all of its expenses and costs incurred in connection with the transactions contemplated by the Stock Purchase Agreement and the Purchase Agreements, and its failure to consummate such transactions, and (y) an additional sum of $1,000,000 to NALC as liquidated damages for the failure of MOA or HFS, as the case may be, to consummate the transactions contemplated by the relevant Purchase Agreement.

                  SECTION 7.04. Indemnification by the Seller. (a) In the event HFS suffers or incurs a Loss in respect of which it believes it is entitled to indemnification pursuant to Section 5.02 of the HFS Purchase Agreement or MOA suffers a Loss in respect of which it believes it is entitled to indemnification pursuant to Section 5.02 of the MOA Purchase Agreement or NALC suffers a Loss in respect of which it believes it is entitled to indemnification pursuant to
Article VI of the Stock Purchase Agreement, such party or parties shall notify the other two Purchasers in reasonable detail of the nature of the potential indemnification claim against the Seller. Either of the other Purchasers shall have ten business days after delivery of such notice to notify HFS, MOA or NALC, as the case may be, that it in good faith believes the potential indemnification claim does not relate solely to the Franchise Business, in the case of HFS, the MOA Owned Properties, in the case of MOA, or the other aspects of the Company's businesses, in the case of NALC, setting forth the reasons for such belief in reasonable detail. If no such notification is made, HFS, MOA or NALC, as the case may be, may bring such indemnification claim directly against the Seller in accordance with the provisions of the Purchase Agreements and the Stock Purchase Agreement, as the case may be, and assume all costs and expenses and be entitled to all recovery in resect of such indemnification claim. In the event such notification is made, NALC shall have the option to bring such indemnification claim itself in accordance with Article VI of the Stock Purchase Agreement regardless of whether NALC has incurred or suffered a Loss. The Purchasers shall cooperate in good faith and consult with each other in connection with the prosecution of such indemnification claim and shall cooperate in good

143845.6/NYL3
faith to allocate any expenses and costs incurred in connection with such indemnification claim and any amounts recovered as a result of such indemnification claim among the Purchasers pro rata in accordance with the relationship that the actual Losses of each of the Purchasers bears to the total Losses of the Purchasing Group. If NALC does not elect to bring such indemnification claim, HFS or MOA, as the case may be, shall be free to bring such indemnification claim directly against the Seller but shall do so in consultation with and in cooperation with the other Purchasers and all costs and expenses and proceeds related to such indemnification claim shall be allocated in accordance with the preceding sentence.

                  (b) The Purchasers agree to consult quarterly, or as often as they deem appropriate, and provide each other with an estimate of the aggregate Losses each Purchaser has suffered or incurred in order to determine whether the aggregate Losses of the Purchasing Group exceed the Seller's Basket Amount.


                                  ARTICLE VIII

                               GENERAL PROVISIONS

                  SECTION 8.01. Expenses. Notwithstanding the provisions of
Section 1.03, in the event the Closing shall not have occurred and the Stock Purchase Agreement is terminated (except (i) that in all circumstances the fees and expenses of Merrill Lynch & Co. shall be allocated 60% to NALC, 20% to HFS and 20% to MOA and (ii) as otherwise provided in Section 7.02), all costs and expenses, including, without limitation, fees and disbursements of counsel and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

                  SECTION 8.02. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.02):

                  (a)      if to NALC:

                           National Lodging Corp.
                           339 Jefferson Road
                           Parsippany, NJ  07054-0278
                           Telephone:  (201) 952-8472
                           Telecopy:  (201) 428-3260

143845.6/NYL3

                           Attention:  James Buckman

                           with copies to:

                           Battle Fowler LLP
                           75 East 55th Street
                           New York, NY  10022
                           Telephone:  (212) 856-7100
                           Telecopy:  (212) 856-7808
                           Attention:  Martin Edelman

                           and

                           Shearman & Sterling
                           599 Lexington Avenue
                           New York, NY  10022
                           Telephone:  (212) 848-4000
                           Telecopy:  (212) 848-7179
                           Attention:  Alfred Ross

                  (b)      if to HFS:

                           HFS Incorporated
                           339 Jefferson Road
                           Parsippany, NJ  07054-0278
                           Telephone: (201) 952-8472
                           Telecopy:  (201) 428-3260
                           Attention:  James Buckman

                           with a copy to:

                           Shearman & Sterling
                           599 Lexington Avenue
                           New York, NY  10022
                           Telephone:  (212) 848-4000
                           Telecopy:  (212) 848-7179
                           Attention:  Alfred Ross

                  (c)      if to MOA:

                           Motels of America, Inc.
                           885 Seventh Avenue, Suite 4300

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

                           New York, NY  10106
                           Telephone:  (212) 333-2120
                           Telecopy:  (212) 262-6235
                           Attention:  Paul Wallace

                           with a copy to:

                           Donovan, Leisure, Newton & Irvine
                           30 Rockefeller Plaza, 38th Floor
                           New York, NY  10112
                           Telephone:  (212) 632-3000
                           Telecopy:  (212) 632-3315
                           Attention:  Frank Cuiffo

                  SECTION 8.03. Public Announcements. Except as may be required by the federal securities laws or the rules of any listing agreement with a national securities exchange, no party to this Agreement shall make, or cause to be made, any press release or public announcement or make any other disclosure in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other parties hereto, and the parties shall cooperate as to the timing and contents of any such press release, public announcement or other disclosure.

                  SECTION 8.04. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 8.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

                  SECTION 8.06. Entire Agreement. This Agreement, the Stock Purchase Agreements and the Purchase Agreements constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof and thereof.

143845.6/NYL3

                  SECTION 8.07. Assignment. This Agreement may not be assigned without the express written consent of the parties hereto (which consent may be granted or withheld in the sole discretion of the parties hereto); provided, however, that each Purchaser shall be entitled to assign this Agreement to any other individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Person") that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Purchaser (an "Affiliate"). The term, "control" (including the terms "controlled by" and "under common control with") as used above with respect to the relationship between two or more Persons means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs of management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities representing a 50% voting interest in such Person.

                  SECTION 8.08. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their Affiliates (including the Acquisition Vehicles), and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 8.09. Amendment and Waiver. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the parties hereto. Any party hereto may (i) extend the time for the performance of any obligation or other act of any other party hereto, (ii) waive any inaccuracy in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any agreement of any other party or any condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or each of the parties to be bound thereby.

                  SECTION 8.10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any New York state or federal court sitting in the Borough of Manhattan in the City of New York. To the extent permitted by law, the parties hereto expressly consent to the jurisdiction of such courts, agree to venue in such courts and hereby waive any defense or claim of forum non conveniens they may have with respect to any such action or proceeding brought.

                  SECTION 8.11. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which

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
when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 8.12. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 8.13. Payments. Any payment of any amount owed by a Purchaser to any other Purchaser pursuant to this Agreement shall be made in U.S. dollars by wire transfer in immediately available funds to an account designated in writing by the recipient of such payment; provided, however, that if no such account is designated, payment shall be made by delivery of a check to the address of the recipient Purchaser set forth in Section 8.02.

143845.6/NYL3

                  IN WITNESS WHEREOF, NALC, HFS and MOA have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                       NATIONAL LODGING CORP.


                       By:
                             Name:     Stephen P. Holmes
                             Title:    Executive Vice President and Chief
                                       Financial Officer


                       HFS INCORPORATED


                       By:
                             Name:     James E. Buckman
                             Title:    Executive Vice President and General
                                       Counsel


                       MOTELS OF AMERICA, INC.


                       By:
                             Name:     Kent M. Mueller
                             Title:    President and Chief Operating Officer




143845.6/NYL3

                                    EXHIBIT A

Site No.:
Property:


                               LICENSE AGREEMENT

                               FORTE HOTELS, INC.
               1973 FRIENDSHIP DRIVE, EL CAJON, CALIFORNIA 92020

         THIS AGREEMENT entered into at El Cajon, California, this ________ day of January 1996, by and between FORTE HOTELS, INC., a California corporation, hereinafter referred to as "LICENSOR," and __________________________, a Delaware corporation, hereinafter referred to as "LICENSEE," who is the owner, lessee, and/or operator of the specific premises described as follows:

                  located at

hereinafter referred to as the "property" or the "motor hotel".

WITNESSETH:

         WHEREAS, LICENSOR has developed and implemented a plan for providing, and has provided, a network of motor hotels and related services of high quality and of distinguishing characteristics (hereinafter referred to as the "System"), including (but not limited to) the following:

         (1) The right to use the registered service marks and trademarks, "Travelodge(R)" and "Sleepy Bear(R)," which have been registered or applied for in the United States Patent Office and in the appropriate trademark offices in other countries, use of both of which is solely and exclusively granted by LICENSOR;

         (2) The words, service marks or trademarks "Travelodge(R)," "Travelodge(R) Hotel," "Travelodge(R) Motel," "Sleepy Bear(R)," and other combinations of said words, service marks or trademarks, either alone or in association with the color schemes, building designs, insignia, logograms, slogans and signs, used as part of the System, in association with a nationwide service of motor hotels all symbolizing standardized, high quality, distinctive motor hotel service;

         (3) Style, color and other distinguishing characteristics equipment, furnishings and appliances used in and about the motor hotel or any other distinguishing characteristics;

         (4) Methods of operation, referrals and reservation procedures and national advertising and publicity service; and


364962.1

         (5) Standardized, uniform motor hotels services providing lodging, food, beverage, and other conveniences, parking for automobiles, and motor hotel services of a distinctive nature in accordance with fair and ethical policies and practices and with the highest standards of efficiency, courtesy, hospitality and cleanliness; and

         WHEREAS, LICENSEE wishes to be a part of the System and to be licenses to provide motor hotel services of the same distinctive nature and high quality as has been established and to use the same trademarks, service marks, color patterns and schemes, signs, designs and other distinguishing characteristics of the System as have been established and are provided by LICENSOR. It is the intention of the parties that the motor hotel which is the subject of the license granted under this Agreement, together with motels and motor hotels now or hereafter operated by LICENSOR and/or joint ventures of which LICENSOR and/or affiliates are a party, and those operated or to be operated by other licensees, will form parts of the System. The success of both parties to this Agreement and of other licensees is directly affected by the business conduct of all licensees in the System. LICENSEE, therefore, recognizes that adherence to the terms of this Agreement, including the payment of all fees, is a matter of mutual importance and consequence to LICENSEE, to Licensor and to all other licensees.

         THE TRAVELODGE(R) System is comprised of the LICENSOR, ITS LICENSEES, ITS CUSTOMERS, ITS POTENTIAL CUSTOMERS AND ITS VENDORS AND SUPPLIERS. It is the role of LICENSOR to administer the License Agreement and in so doing weigh the needs of the entire TRAVELODGE system, and all of the licensees in it. LICENSOR has a paramount duty to protect the Travelodge trademark for the ultimate benefit of the TRAVELODGE franchise system. Any control TRAVELODGE LICENSOR exerts over LICENSEE pursuant to this Agreement is limited to the amount necessary to protect LICENSOR's trademarks and service marks.

         NOW, THEREFORE, IT IS MUTUALLY COVENANTED AND AGREED AS
FOLLOWS:

         1. LICENSOR grants to LICENSEE, subject to the terms and conditions hereof, a nonexclusive license to use the System and the registered trademarks and service marks, "Travelodge(R)" and "Sleepy Bear(R)" for and in connection with LICENSEE'S aforesaid motor hotel, the location of which is described above. Said motor hotel shall be operated under the name Hayward (S.F. Bay), except as otherwise required hereunder.

         2. a. This Agreement and License shall be in effect for a term commencing on the date hereof and continuing for a period (the "Term") of twenty (20) years. NEITHER PARTY HAS RENEWAL RIGHTS OR OPTIONS.

         b. Notwithstanding the foregoing, this Agreement may be terminated during the term hereof if LICENSEE shall:


                                      -2-
364962.1
                  i.) violate any covenant, condition or obligation herein contained, or any standard in the then current TRAVELODGE operations manual, or contained in any other agreement between the parties hereto or their affiliated companies, and such violation continues after the expiration of thirty (30) days after written notice of default from LICENSOR stating the facts of such breach; or

                  ii.) make an assignment for the benefit of creditors or become insolvent; or file a voluntary petition in bankruptcy, or be adjudicated a bankrupt or insolvent, or file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, under any present or future law or regulation or seek or acquiesce in the appointment of any trustee, receiver or liquidator for any substantial part of the properties of LICENSEE; or if, within sixty (60) days after the commencement of any proceeding against LICENSEE seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future law or regulation, such proceeding shall not have been dismissed; or if, within sixty (60) days after the appointment without the consent or acquiescence of LICENSEE of any trustee, receiver or liquidator of any substantial part of the properties of LICENSEE of any trustee, receiver or liquidator of any substantial part of the properties of LICENSEE, such appointment shall not have been vacated; or

                  iii.) following substantial destruction by fire or other cause, not rebuild and open for business to the public within a period not exceeding twelve (12) months, in accordance with the original plans or such other plans and specifications as shall be approved by LICENSOR in writing.

                  Then LICENSOR may, at its option, by written notice to LICENSEE, immediately declare this Agreement and License and all rights and privileges hereunder terminated, and LICENSEE shall pay to LICENSOR any and all accrued amounts due to the effective date of such termination and any and all damages suffered by LICENSOR as a result of such termination.

                  Both parties agree that if LICENSEE violates any covenant, condition or obligation contained herein, LICENSOR shall be entitled to compensation for the detriment incurred, but that it is extremely difficult and impractical to ascertain the extent of the detriment. To avoid this problem, the parties agree to liquidated damages as provided in Paragraph 30.

         3. In consideration of the extremely valuable rights granted to LICENSEE hereunder, Licensee shall make payments to Licensor as follows:


                                      -3-
364962.1

                  a. An initial license fee (hereinafter the "initial license fee") of Dollars ($0.00), plus any applicable taxes, which has been fully earned and is, therefore, nonrefundable.

                  b. In addition, LICENSEE shall, within five (5) days after the end of each calendar month during the term of this Agreement, commencing with the calendar month in which operations begin at the motor hotel, pay to LICENSOR royalty fee equal to four percent (4%) of the Gross Room Revenue. This royalty fee is in consideration of LICENSEE's use of LICENSOR's trademarks and service marks, and is fully earned each day such trademarks and service marks are used by LICENSEE, and is not subject to any counterclaims or setoffs of any nature.

                  c. LICENSEE agrees that a percentage of the Gross Room Revenue (as that term is defined herein) of the motor hotel shall be paid each month to the Licensor Marketing Fund for national advertising and promotion of motels and motor hotels operating under Licensor's Trademarks and Service Marks within five (5) days after the end of each calendar month. The percentage of Gross Room Revenue to be paid hereunder, currently four percent (4.0%), shall be set by the Board of Directors of LICENSOR, from time to time, and the percentage so set shall be effective commencing on the first day of the month following the month in which the Board of Directors so set the said percentage. LICENSEE may receive bills from LICENSOR for its proportionate share of the cost of the referral reservation and directory service, for travel agents' or airline commissions for LICENSEE's property, and for other services provided to the LICENSEE and LICENSEE shall timely pay the amount of such bills.

                  d. All past due accounts incurred pursuant to this section shall bear an interest rate not to exceed one and one-half percent (1 1/2%) of the unpaid balance per month, or the highest rate of interest permitted by law in the jurisdiction where the motor hotel is located, whichever is lower, and LICENSEE authorizes LICENSOR to deduct any sums LICENSEE is in arrears to LICENSOR from any sums payable by TRAVELODGE LICENSOR to LICENSEE.

                  e. It is anticipated that the LICENSOR may enter into certain contractual obligations on behalf of LICENSEE including, but not limited to, agreements in connection with the sites for, erection or maintenance of one or more billboard type advertising signs. LICENSOR may expend funds at its discretion to best support the Travelodge system. To induce LICENSOR to enter into such contractual arrangements, LICENSEE does hereby agree to pay all costs and expenses, and to hold LICENSOR harmless from all costs and liability, incurred in connection therewith. LICENSOR will only enter into such property specific agreements with LICENSEE's approval. TRAVELODGE LICENSOR does not guarantee any minimum number of guests from the referral reservation and directory service.

                  f. The term "Gross Room Revenue" as used herein shall include all receipts derived from the renting, use or occupancy of guest rooms and meeting rooms in the

                                      -4-
364962.1
motor hotel, excluding sales taxes or other taxes which may be required by law to be collected from guests.

         4. a. On, or before five (5) days after the end of each calendar month, LICENSEE shall submit to LICENSOR a statement on special forms provided to LICENSEE by LICENSOR showing the number of rooms rented and the Gross Room Revenue obtained with respect to the motor hotel during such month, and each such statement shall be certified by LICENSEE to be true and accurate and shall be accompanied by the payment set forth in Paragraphs 3.b and 3.c above.

                  b. LICENSEE shall keep on the premises of the motor hotel true and accurate books, records and accounts relating to Gross Room Revenues for a period of at least two (2) years, and LICENSOR, its agents or representatives, shall be allowed to examine and audit and make copies of entries in said books, records and accounts at all reasonable times. If LICENSOR, or its agents or representatives discover a discrepancy in LICENSEE reporting to LICENSOR of greater than five percent (5%), then the LICENSEE shall reimburse LICENSOR for all costs incurred in performing such audit, including travel, meals and lodging for the auditors.

                  c. LICENSEE shall provide LICENSOR, within sixty (60) days following the close of each fiscal year, a Statement of Operations, including an unaudited Balance Sheet and Profit and Loss Statement for such fiscal year, copies of occupancy tax forms submitted to governmental agencies and at other times such reports as LICENSOR may require on forms to be prescribed by LICENSOR, all to be true and correct and prepared in conformity with generally accepted accounting principles on a basis consistent with that of the prior year. LICENSEES with motor hotels of 100 rooms or more must also provide LICENSOR with a revenue audit prepared by an independent certified public accountant for each fiscal year. Such audit will be provided to LICENSOR within sixty (60) days of the close of LICENSEE'S fiscal year.

         5. a. LICENSEE acknowledges LICENSOR's exclusive right and title to use and to license others to use the registered service marks and trademarks. LICENSEE agrees not to use or imitate the said System or service marks and trademarks except under written license from LICENSOR;

                  b. The License herein granted to use "Travelodge(R)," "Sleepy Bear(R)," and any other service marks and trademarks subsequently adopted by LICENSOR is nonexclusive and is applicable only to the specific motor hotel described herein;

                  c. Exclusive title and rights to use and to license others to use any other service marks and trademarks subsequently adopted by LICENSOR for the System or any part thereof or addition thereto shall be the exclusive property of LICENSOR;


                                      -5-
364962.1

                  d. All highway or other signs depicting the words, style and design of "Travelodge(R)" and also the likeness "Sleepy Bear(R)" which advertise LICENSEE's motor hotel shall first be approved by LICENSOR in writing in all respects, including size, location, copy, color and materials, which approval shall not be unreasonably withheld;

                  e. In all uses of the registered marks "Travelodge(R)" and "Sleepy Bear(R)" by LICENSEE, an "R" in a circle shall be affixed adjacent to such marks: (R), and in Canada the following legend included at least once in connection with such use: "Marks used under license".

                  f. LICENSEE shall not use the name "Travelodge(R)" nor "Sleepy Bear(R)" as a part of its partnership, joint venture, corporate or other business name; and

                  g. Upon any termination of this Agreement this instrument forthwith constitutes an assignment to LICENSOR of all of LICENSEE's rights in and to said service marks and trademarks, "Travelodge(R)" and "Sleepy Bear(R)," together with the good will of the business then symbolized thereby insofar as LICENSEE and said motor hotels are concerned, and LICENSEE will immediately discontinue all use of said registered service marks and trademarks and shall immediately obliterate the words "Travelodge(R)," "Sleepy Bear(R)" and the design of "Sleepy Bear(R)" from LICENSEE's signs and from any and all places and materials whatsoever.

                  If LICENSEE shall fail to obliterate any such words within fifteen (15) days after written demand, then LICENSOR by its duly authorized agents may enter upon the premises of LICENSEE to accomplish said results without being guilty of trespass or any other tort, and may make or cause to be made such changes at the expense of LICENSEE, which LICENSEE agrees to pay on demand. LICENSOR and LICENSEE further agree that it would be impractical or extremely difficult to fix the actual damage sustained by LICENSOR for LICENSEE's use of the service marks and trademarks "Travelodge(R)" or "Sleepy Bear(R)," and LICENSEE agrees therefore to pay to LICENSOR as liquidated damages Five Hundred Dollars ($500) a day for each day's unauthorized use thereof. LICENSEE also agrees that LICENSOR will suffer great and irreparable injury from any use by LICENSEE, after the termination of this Agreement of the service marks and trademarks "Travelodge(R)" and "Sleepy Bear(R)" and that injunctive relief will be the only fair, adequate and complete remedy available to LICENSOR. Accordingly, LICENSEE hereby consents to the entry of an injunction in favor of LICENSOR, permanently enjoining further use of said service marks and trademarks subsequent to any such termination of this Agreement.

         6.       LICENSEE agrees:

                  a. To maintain a high moral standard and atmosphere at LICENSEE's Travelodge(R);


                                      -6-
364962.1

                  b. To comply with all local, State and Federal laws, ordinances, rules and regulations pertaining thereto; to maintain its premises and accommodations in a clean, safe and orderly manner;

                  c. To provide efficient, courteous and high quality Travelodge(R) System service to the public;

                  d. To furnish motor hotel services and conveniences of the same quality, type and distinguishing characteristics as are established and maintained by LICENSOR in the System, to the end that the motor hotel operated by LICENSEE under this Agreement shall help to create and build good will among the public for Travelodge(R) System motels and motor hotels as a whole and so that LICENSOR, LICENSEE, and each member of said system shall be benefitted, and the public assured uniform, efficient, courteous, high quality service on a standardized basis; to comply with any and all marketing manuals as are currently used in the System, or which may hereafter be implemented for use in the System by LICENSOR;

                  e. To conduct its motor hotel business and advertise the same by use of such symbols as may be established from time to time by LICENSOR and none other; to diligently promote and make every reasonable effort to steadily increase said business by selling and providing accommodations and related services at its motor hotel to all persons who inquire for them and by printed advertisements and highway signs a reasonable distance from the location of the motor hotel;

                  f. To refrain from using any items of merchandise, equipment, stationery, supplies, furnishings or utensils bearing the service marks or trademarks, "Travelodge(R)" or "Sleepy Bear(R)," in connection with the operation of the motor hotel unless the same shall have been first submitted to and approved in writing by LICENSOR, which approval shall not be unreasonably withheld;

                  g. To use and distribute guidebooks and directories in accordance with standards and requirements established by LICENSOR;

                  h. To repair and paint (color scheme to be approved by LICENSOR) the exterior and interior of the motor hotel buildings and structures at reasonable times or upon the request of LICENSOR; and at all times to maintain the interior and exterior of the building, structures and surrounding premises in a clean, orderly and sanitary condition satisfactory to LICENSOR. The failure to repair and paint is to be considered a monetary default;

                  i. To permit inspection at all reasonable times of accommodation and related service facilities and procedures by LICENSOR representatives to assure full compliance with this Agreement;


                                      -7-
364962.1

                  j. To comply with the standards of hosting, management, food service and preparation, and housekeeping established by the Operations Department of LICENSOR, and to follow the procedures set forth in the operations manual published by LICENSOR (as revised from time to time), receipt of a copy of which is acknowledged. No variation from these standards and procedures is permitted without the prior written consent of LICENSOR. The Travelodge(R) operations manual shall remain the sole property of LICENSOR and shall be returned to LICENSOR in the event of the termination of this Agreement;

                  k. To abide by the operational policy decisions determined by the representative board of the system and by the majority decisions of the co-owner and licensees of the System. However, in the event of any conflict between said operational policy decisions and provisions of the Travelodge(R) operations manual, the latter shall control. LICENSEE shall cooperate with LICENSOR, the Licensor Marketing Fund and the owners and manager of other Travelodge(R) motels and motor hotels with regard to common problems and policies;

                  l. To obtain the approval of LICENSOR for all furniture, furnishings, fixtures, supplies, utensils and equipment which it proposes to use in its motor hotel; to purchase or lease from LICENSOR, or from anyone designated by LICENSOR, all furniture, furnishings, fixtures, supplies, utensils and equipment which it proposes to use in its motor hotel. LICENSEE shall not be obligated to purchase or lease any of said items from LICENSOR or its designee if LICENSEE desires to purchase or lease the same from third persons provided, however, said items must be at least equal in quality and strength to those specified by LICENSOR for the System in its specifications in respect thereof;

                  m. To give consideration to rental rates to be charged for motor hotel rooms to be rented to the public that LICENSOR, on the basis of its experience in respect to relevant factors including services offered, location and area, may from time to time recommend to the end that the public and the System will best be served and protected, particularly against excessive charges;

                  n. To cause the person or person who will be directly responsible for the management and operation of the motor hotel business contemplated by this Agreement to attend the LICENSOR orientation school to become familiar with the System. The cost for attending the orientation school shall be borne by LICENSEE;

                  o. To participate in all LICENSOR network promotions and programs including, but not limited to VNA, FIT, group coupons, industry discounts, senior citizens, airline discounts, travel agent discounts, family plans, children's-free policy, children's programs, Break Rate programs and Frequent Traveler Program;

                  p. To comply with LICENSOR standards for guest supplies;


                                      -8-
364962.1

                  q. To participate in LICENSOR's international referral system for guests, groups and meeting planners;

                  r. To comply with LICENSOR standards for reservation services and equipment including, but not limited to, airline surcharges, general sales agents fees and property terminal system;

                  s. To attend the annual Travelodge(R) Conference, area meetings and special LICENSOR meetings;

                  t. To comply with all travel trade policies and procedures including, but not limited to, travel agent commissions, group tour policies, travel agent and group promotions and trade show support;

                  u. To participate in LICENSOR programs that recognize individuals or companies responsible for booking guests into Travelodge(R); and

                  v. To comply with LICENSOR employee standards for uniform appearance, and treatment of guests. LICENSOR shall have no authority to hire, fire, or control LICENSEE's employees.

         7. LICENSOR expressly reserves the right to reasonably revise, amend and change from time to time the System or any part thereof. Such System, as so changed, revised or amended, shall for all purposes be deemed to be the System referred to in this Agreement. Any and all improvements in the System developed by LICENSOR or by LICENSEE shall be and become the sole and absolute property of LICENSOR and become part of the LICENSOR business knowledge, and LICENSEE shall have no right to use such improvements or business knowledge except in accordance with this Agreement. Information and data disclosed by LICENSEE in respect to its motor hotel operations and business shall not be confidential.

         8. During the term of this Agreement, LICENSEE will not discontinue the operation of the motor hotel under the service mark and trademark "Travelodge(R)," nor sell, transfer, assign, lease or sublet, nor offer to sell, transfer, assign, lease or sublet any interest in the names "Travelodge(R)" or "Sleepy Bear(R)," the motor hotel or any part thereof, or in the business conducted in connection therewith, or in the buildings, equipment or furnishings used in connection therewith, or any interest in LICENSEE without the prior written consent of LICENSOR, which consent shall not be unreasonably withheld. In approving of the proposed transferee, TRAVELODGE LICENSOR shall take into consideration, among other factors, the financial condition of the proposed transferee, the proposed transferee's previous business experience and the general integrity and reputation of the proposed transferee.

                  a. If LICENSEE, at any time during the term hereof, shall receive a bona fide offer acceptable to LICENSEE to purchase, lease or sublease the motor hotel,

                                      -9-
364962.1

LICENSEE shall promptly inform LICENSOR in writing, setting forth the full terms of such offer, and LICENSOR may, within thirty (30) days after receipt of such written notice, at its option, elect, by giving written notice to LICENSEE, to purchase, lease or sublease the motor hotel on the same terms and conditions contained in said offer. Until the end of said thirty (30) day option period, LICENSEE shall not accept any third-party bona fide offer;

                  b. If, at the expiration of the thirty (30) day period referred to in Subparagraph 8.a. above, LICENSOR has failed to elect to exercise said option, LICENSEE may transfer, sell, lease or sublease the motor hotel on terms no more favorable than those submitted to LICENSOR in writing, subject to LICENSOR's approval of the prospective purchaser or lessee, as hereinafter provided. LICENSOR shall have sixty (60) days from and after the expiration of the aforementioned thirty (30) day period to approve or disapprove of the prospective successor in writing. In the event the prospective successor is not acceptable, LICENSOR shall notify the LICENSEE of this fact in writing. In such event, LICENSEE shall not be permitted to transfer its interest in this Agreement and in the License granted hereby to any other party without first obtaining LICENSOR's approval. In the event of a transfer without LICENSOR's prior approval, LICENSOR shall have the right to immediately terminate this Agreement;

                  c. In the event the prospective successor is acceptable to LICENSOR, such acceptance shall be conditioned upon the fact that the prospective successor agrees to enter into the then current standard form of License Agreement being offered by LICENSOR to prospective licensees with the royalty provision stated in such form of agreement, but the requirement of initial franchise fee or its equivalent shall be waived by LICENSOR; and

                  d. Upon any transfer of LICENSEE's interest in the motor hotel, the successor or successors to LICENSEE, as a condition of their right to the continued enjoyment of the benefits of this Agreement, and to reimburse LICENSOR for its expenses in respect to reviewing the qualifications of the prospective transferee, will be required at LICENSOR's option, to pay to LICENSOR a nonrefundable license transfer fee of Ten Thousand Dollars ($10,000).

         9. LICENSOR shall have the privilege, if LICENSEE desires to sell, lease, sublease or otherwise transfer its rights to the motor hotel described in this Agreement, to participate with real estate brokers in the listing of the said property and in said transaction and to receive usual reasonable brokerage commissions, fees and costs relating thereto, if LICENSOR procures a buyer or lessee.

         10. LICENSEE warrants that its execution of this AGREEMENT and use of the marks "Travelodge(R)" and "Sleepy Bear(R)," as provided herein, are not a breach of any agreement or covenant with any other person, firm or company. If any person, firm or company shall claim that LICENSEE's execution of this Agreement or use of the marks, "Travelodge(R)" or "Sleepy Bear(R)" is a breach of any such agreement or covenant then LICENSEE will, at its cost and expense, defend such against claim and pay, indemnify and

                                      -10-
364962.1
save LICENSOR harmless from all liability and damages including costs and attorney's fees which LICENSOR may incur or sustain in defending against any such claims asserted by such other person, firm or company.

         11. If LICENSEE is to occupy the described premises under a lease, sublease or other written contract from the owner thereof, LICENSEE shall, prior to the execution thereof, obtain LICENSOR's written approval of such lease, sublease or other contract, and such instrument shall contain the express covenant that throughout its term the premises shall be used solely and exclusively as and for a motor hotel under all of the terms and conditions of this Agreement, and that no assignment, transfer, change, modification or other amendment of such instrument shall be entered into between the owner and LICENSEE without the express consent in writing of LICENSOR, which consent shall not be unreasonably withheld. This provision, however, shall be subject to the right of LICENSOR to cancel this Agreement, as set forth in Subparagraph 8.b. of this Agreement. If LICENSEE occupies said premises under a lease, sublease or other contract with the owner as aforesaid, it is agreed that LICENSEE will cause an "Owner's Consent" to the foregoing, in a form prescribed by LICENSOR, to be executed and acknowledged by the owner of said premises within fifteen (15) days after the day hereof, and if such Owner's Consent shall not be obtained, LICENSOR shall have the option to terminate this Agreement.

         12.      LICENSOR agrees:

                  a. To make available consultation with LICENSOR's officials and staff on matters relating hereto;

                  b. To make available, upon LICENSEE's request, information that LICENSOR may have with respect to equipment, furniture, furnishings and supplies, including prices thereof, necessary or convenient to operating LICENSEE's motor hotel;

                  c. To assist LICENSEE in installing methods of motor hotel operations found by LICENSOR to be sound and effective, and to provide orientation in LICENSOR methods to personnel responsible for the management and operation of the motor hotel (not to exceed three persons), selected by LICENSEE. Such orientation shall be provided at such place as LICENSOR may designate, and LICENSEE shall be responsible for the trainee's wages, board, room and transportation expenses during the orientation period;

                  d. To encourage use by the traveling public of those motels and motor hotels operating under licenses from LICENSOR or operated by joint ventures in which LICENSOR or its affiliates are a party;

                  e. To furnish to LICENSEE lease terms or prices on signs, entrance signs, decalcomania, forms, stationery and other items of a kind which are then being made available to other licensees of LICENSOR. It is agreed that LICENSEE need not lease or purchase any of the foregoing items from LICENSOR; however LICENSOR shall have the

                                      -11-
364962.1
right of prior approval of any such items to be leased or purchased by LICENSEE, which approval shall not be unreasonably withheld; and

                  f. To make available to LICENSEE, at LICENSEE's request and at a price to be agreed upon, any or all of the following:

                  i.)      Formulation and implementation of an
                           accounting/control system;

                  ii.) complete motor hotel accounting service, including preparation of balance sheets, profit and loss statements, depreciation and other schedules and income tax data; and

                  iii.) Advertising and promotional programs for use at local level.

         13. No additional construction or substantial alteration shall be made with respect to the motor hotel, unless working drawings and specifications and color schemes are first approved in writing by LICENSOR, which approval shall not be unreasonably withheld. Upon completion of an addition, LICENSEE agrees to pay to LICENSOR Three Hundred Dollars ($300) per room for Travelodge and Three Hundred Fifty Dollars ($350) per room for Travelodge Hotel for each additional rental room added.

         14. During the term of this Agreement, LICENSEE shall procure, carry and pay for windstorm, fire and extended coverage insurance. The proceeds of any such insurance, in the event of damage or destruction, shall be used to repair or restore the buildings as nearly as possible to their original condition and value.

         15. LICENSEE agrees to indemnify and hold harmless LICENSOR, its officers, agents and employees from loss, cost, damage, expense and liability, including attorney's fees and court costs, by reason of damage or loss, including personal injury, of whatsoever nature or kind, arising in connection with the business of the motor hotel or out of, or as a result of, any negligent or intentional act or failure to act on the part of LICENSEE, its agents, employees, tenants or sub-tenants. LICENSEE agrees to place with an insurance company rated A - or higher by Best's Key Rating Guide and reasonably approved by LICENSOR and keep in effect during this Agreement, insurance for the benefit of LICENSOR (as well as for LICENSEE) covering public liability, on a broad form basis with limits not less than Five Million Dollars ($5,000,000) combined single limits for bodily injury and property damage and include personal injury, products, liquor legal liability and non-owned automobile coverage. LICENSOR is to be named as an additional insured and in case of modification or cancellation of the contract, LICENSOR is to be given 30 days notice. Insurance provisions are to be approved by LICENSOR. In addition, LICENSEE agrees to provide proper Worker's Compensation insurance covering all of its employees. LICENSEE further agrees to deliver to LICENSOR the certificates naming LICENSOR as an additional insured and to promptly pay all premiums on said policies as and when the same become due.

                                      -12-
364962.1

         16. This Agreement contains the entire agreement of the parties, and no representation, inducement, promise or agreement, oral or otherwise, not embodied herein, shall be of any force or effect. No failure of LICENSOR to exercise any power hereunder, or insist upon strict compliance by LICENSEE and any obligation hereunder, and no custom or practice at variance with the terms hereof shall constitute a waiver of LICENSOR's right to demand exact compliance with the terms hereof. Waiver by LICENSOR of any default by LICENSEE shall not affect or impair LICENSOR's rights in respect to any subsequent default of the same or a different kind, or any delay or omission of LICENSOR to exercise any right arising from any default shall affect or impair LICENSOR's right to the same or any future default. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing.

         17. LICENSEE is an independent contractor, and LICENSOR and LICENSEE are not and shall not be considered as joint venturers, partners, employees or agents of each other, and neither shall have the power to bind or obligate the other, except as set forth in this Agreement. LICENSEE shall hold itself out to the public, and all those with whom it does business, as being independently owned and operated, and to prominently display notice of its independent status on all printed material associated with the subject property. LICENSOR and LICENSEE have entered into this agreement for the pursuit of profit and professional fulfillment. Each represents that it has substantial experience in its prospective business and will not rely upon the expertise of the other in the operation of its respective businesses.

         18. LICENSEE hereby acknowledges that the License granted by this Agreement is nonexclusive and that LICENSOR may own or operate, alone or in conjunction with others through a joint venture or otherwise, motels or motor hotels; and further may license others, on the same or different terms as the within Agreement, to operate TRAVELODGE(R) and/or other motels or motor hotels within the near vicinity of the subject motor hotel.

         19. LICENSOR shall not be liable to any person or company for any debts incurred with respect to the motor hotel and business or related business thereof unless LICENSOR specifically agrees in writing to pay such debts. LICENSEE agrees to indemnify and hold LICENSOR harmless from such debts, including reasonable attorney's fees and court costs.

         20. In any suit or action brought under the terms of this Agreement, a reasonable attorney's fee of the prevailing party shall be fixed by the court and shall be taxed as a part of the costs in favor of the prevailing party in such suit or action.

         21. Any action to enforce this Agreement shall be filed in, and shall be governed by and construed in accordance with the laws of, the State of California. The parties waive and will waive all right to jury trial of any dispute either arising from the LICENSOR/LICENSEE relationship, or with respect to this Agreement. The parties waive and will

                                      -13-
364962.1
waive all right to seek punitive and/or exemplary damages in any action that arises from the LICENSOR/LICENSEE relationship with respect to this Agreement.

                  The place of performance for this Contract shall be in San Diego County, California. LICENSEE shall make the payments required by Paragraph 3 of this Agreement and submit the statements required by Paragraph 4 of this Agreement to LICENSOR at its principal place of business in El Cajon, California.

         22. All terms and words used in this Agreement, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context or sense of this Agreement or any paragraph or clause herein may require, as if such words had been fully and properly written in the appropriate number and gender.

         23. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but such counterparts together shall constitute but one and the same instrument.

         24. Should any part of this Agreement, for any reason, be declared or held invalid, such invalidity shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated; and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

         25. All notices pertaining to this Agreement by one party to the other shall be sent by registered or certified mail: If to LICENSOR, addressed to it at 1973 Friendship Drive, El Cajon, California 92020, and if to LICENSEE addressed to it at 339 Jefferson Road, Parsippany, New Jersey 07054 or at such other address as either of the parties shall designate by written notice to the other from time to time. Service of any notice made by mail, or reliable overnight delivery service in the manner herein provided shall be conclusively deemed complete on the day of actual delivery as shown by the addressee's registry or certification receipt, or at the expiration of the second day after the date of mailing, whichever is earlier in time.

         26. All rights under this Agreement shall inure to the benefit of the successors and assigns of LICENSOR. This Agreement is not intended to benefit any other person or entity except the named parties hereto and no other person or entity shall be entitled to any rights hereunder by virtue of so-called 'third party beneficiary rights' or otherwise.

         27. In the event LICENSEE or any successor of LICENSEE herein is a corporation, partnership, joint venture or other entity other than named individuals doing business under their own names, it agrees as follows:

                                      -14-
364962.1

                  a. To furnish LICENSOR at the time of execution of this Agreement, or if a successor, as a condition of obtaining LICENSOR's approval of such transfer, a stockholders' agreement executed by all of its stockholders stating that no such stockholder will sell, assign or transfer any of his stock to any person or company other than his immediate family or persons who also are stockholders, without the written consent of LICENSOR, which consent will not be unreasonably withheld;

                  b. That no unissued stock will be issued to any person or company other than its stockholders without the written consent of LICENSOR, which consent will not be unreasonably withheld, and that it will furnish LICENSOR, at the time of execution of this Agreement, or, if a successor, as a condition of obtaining LICENSOR's approval of such transfer, a resolution of its Board of Directors which has been ratified by the stockholders to such effect;

                  c. To furnish to LICENSOR, at the time of execution of this Agreement, the name of a designated individual to act as representative of LICENSEE in connection with all matters pertaining to this Agreement, which designated individual will be conclusively presumed to have full authority to act for LICENSEE in all matters, and in no event shall LICENSOR be responsible for any action taken by such individual on behalf of LICENSEE; provided, however, that the designated individual may be changed from time to time by notice in writing to LICENSOR and, in the event of such notice, the previously designated individual shall be deemed to have been replaced by the individual named in such notice as of the date of receipt of such notice by LICENSOR; and

                  d. That in the event of a violation of the provisions of Subparagraphs a., b. or c. above, or in the event stock is sold, assigned, transferred or issued in violation of said stockholder's agreement or resolution, LICENSOR shall have the option and right, after giving LICENSEE thirty (30) days written notice in which to cure said violations, to forthwith cancel and terminate this Agreement, and thereupon the rights and obligations hereunder shall cease, but such termination shall not affect the obligations hereunder of LICENSEE to take action or abstain from taking action after the termination hereof as provided elsewhere in this Agreement, nor shall it affect the responsibility of LICENSEE for damages or sums due as provided in Paragraph 2.a. above.

         28. LICENSOR may accept any check or payment in any amount without prejudice to LICENSOR's right to recover the balance of the amount due or to pursue any other right or remedy. No endorsement or statement on any check or payment or in any letter accompanying any check or payment or elsewhere shall constitute or be construed as an accord or satisfaction.

         29. The expiration or termination of this Agreement shall be without prejudice to any rights of LICENSOR against LICENSEE and such expiration or termination shall not relieve LICENSEE of any of its obligations to LICENSOR existing at the time of expiration or termination or terminate those obligations of LICENSEE which, by their nature, survive

                                      -15-
364962.1
the expiration or termination of this Agreement. LICENSEE is obligated to return, at no expense to the LICENSOR, any and all copies of the operations manual, other manuals and any other communications media and material provided for LICENSEE's use without additional charge in connection with the operation of the Franchised Business.

         30. Notwithstanding anything contained herein to the contrary, the following special stipulations shall be controlling:

                  a. Paragraph 2.b.(i) hereof is modified by inserting the word "material" between the words "any" and "covenant" and between the words "any" and "standard" in the first line thereof.

                  b. Paragraph 2.b.(iii) hereof is modified by adding at the end thereof the words "which approval shall not be unreasonably withheld or delayed".

                  c. The percentage of Gross Room Revenue to be paid to the Licensor Marketing Fund pursuant to Paragraph 3.c. shall be four percent (4%) which percent may be changed by the Board of Directors of LICENSOR in its discretion, provided that any increases therein shall be limited to increases reasonably required to cover the cost of providing the services funded by the Licensor Marketing Fund.

                  d. In calculating Gross Room Revenue under Paragraph 3.f. hereof, there shall also be excluded from the receipts described therein separate charges to guests for food and beverage, room service, telephone charges, key forfeitures and entertainment, and vending machine receipts.

                  e.       Paragraphs 8.a., 8.b., 8.c. and 8.d. are deleted.

                  f.       Paragraph 9 is deleted.

                  g. Paragraph 10 is modified by deleting the second sentence thereof and inserting in lieu thereof the following:

                           Licensor will indemnify, defend and hold harmless LICENSEE, to the fullest extent permitted by law, from and against all losses, liability and expenses (including reasonable attorney's fees) incurred by LICENSEE in any action or claim arising from LICENSEE's proper use of the System and the marks licensed hereunder alleging that LICENSEE's use of the System and such marks is an infringement of a third party's rights to any trade secret, patent, copyright, trademark, servicemark or trade name. LICENSEE shall promptly notify LICENSOR in writing when any such infringement claim or action is commenced or threatened and LICENSEE shall cooperate in the defense and resolution of such action or claim. Any such claim or action may be resolved by

                                      -16-
364962.1

                           LICENSOR requiring that LICENSEE modify its use of the infringing or allegedly infringing property to avoid said infringement, so long as such modification does not materially adversely affect LICENSEE's operation of the motor hotel which is licensed hereunder.

                  h.       Paragraph 11 hereof is deleted.

                  i. Paragraph 27 is deleted. LICENSEE agrees that the transfer of more than 20% of the currently outstanding equity of LICENSEE, or the issuance of more than 20% of additional equity in, LICENSEE in either case without the written consent of LICENSOR, shall be a breach of this Agreement by LICENSEE permitting the LICENSOR to terminate this Agreement for cause.

                  j. Paragraph 12.e. hereof is modified by deleting the word "decalcomania" therefrom.

                  k. The parties establish the following schedule of liquidated damages payable by LICENSEE to LICENSOR within 15 days after termination of this Agreement prior to expiration of the Term by LICENSOR with cause or by LICENSEE without cause, insofar as actual damages are difficult to predict and this formula is a reasonable pre-estimate of the actual damages to be suffered by LICENSOR as a result of premature termination of this Agreement. LICENSEE shall pay to LICENSOR the product of the aggregate payments due from LICENSEE pursuant to Paragraph 3.b. (whether or not paid by LICENSEE) during the last twelve (12) months the LICENSEE was part of the TRAVELODGE System under this Agreement, multiplied by the "Factor." If the LICENSEE has not been a part of the TRAVELODGE System under this Agreement for at least twelve (12) months, the parties agree that liquidated damages shall be calculated by taking the average of monthly payments due from LICENSEE pursuant to Paragraph 3.b. (whether or not paid by LICENSEE) under this Agreement times twelve (12), then multiplying by the Factor. If the termination occurs before the end of the fourth year of the Term, then the Factor will be five (5). If the termination occurs during the fifth year of the Term, the Factor will be four (4). If the termination occurs during the sixth year of the Term, the Factor will be three (3). If the termination occurs after the sixth year of the Term, the Factor will be two
(2).

                  l. LICENSEE and any assignee or successor of the original LICENSEE may assign this Agreement to, the lessee or transferee of fee simple title to the motor hotel upon thirty (30) days prior written notice to LICENSOR at any time during the Term when LICENSEE is not in default under this Agreement without payment of an application, initial or transfer fee by LICENSEE or the assignee provided that (1) the assignee completes and returns to LICENSOR at least fifteen (15) days before the transfer of possession or title, whichever comes first, LICENSOR's standard license applications, (2) the assignee is reasonably acceptable to LICENSOR, (3) for a period ending on the seventh anniversary of the date of execution of this Agreement, LICENSEE remains primarily liable for the timely and full payment of the Licensee's obligations under this Agreement for the payment of

                                      -17-
364962.1
liquidated damages in accordance with Paragraph 30.k., and (4) the assignee assumes this Agreement by writing acceptable to and directly enforceable by LICENSOR. From and after said seventh anniversary, LICENSEE shall have no further liability under this subparagraph 1.

                  m. LICENSEE may terminate this Agreement at any time without incurring the damages provided in Paragraph 30.k., provided that LICENSEE shall have entered into a license or franchise agreement with another subsidiary of HFS Incorporated ("HFS") providing for the operation of the Property as part of the franchise system owned by said subsidiary, which agreement shall be in the then current standard form of license or franchise agreement being offered to prospective licensees or franchisees by said subsidiary in its then current Uniform Franchise Offering Circular for the state in which the Property is located. Such agreement shall be modified to include liquidated damages and assignment provisions substantially the same as Paragraphs 30.k. and 30.1. hereof, after giving effect to the expiration of the period prior to such termination of this Agreement, and a term at least equal to the unexpired portion of the original term of this Agreement. LICENSEE acknowledges that neither HFS nor any subsidiary of HFS shall be obligated to enter into any license or franchise agreement with LICENSEE with respect to the Property.


                           {SIGNATURE PAGE TO FOLLOW}

                                      -18-
364962.1

         IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the day and year first above written.

FORTE HOTELS, INC.
a California corporation                    a Delaware corporation


by__________________________                _____________________________


by__________________________                _____________________________
  "LICENSOR"                                "LICENSEE"



                                      -19-
364962.1

                                    EXHIBIT B

- -------------------------------------------------------------------------------


                    ---------------------------------------

                               LICENSE AGREEMENT

                    ---------------------------------------


                                    Between

                             BEAR ACQUISITION CORP.

                                      and

                               FORTE HOTELS, INC.




                         Dated as of January [ ], 1996



- -------------------------------------------------------------------------------



365002.1

                               TABLE OF CONTENTS

                                                                       Page No.


                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.1.  Certain Defined Terms.......................................  1

                                   ARTICLE II

                                LICENSE GRANTED

SECTION 2.1.  Grant.......................................................  2
SECTION 2.2.  License Fees................................................  3
SECTION 2.3.  Compliance with Obligations.................................  3
SECTION 2.4.  Documents...................................................  3
SECTION 2.5.  Reservations and Promotion..................................  3
SECTION 2.6.  Third Party Infringement; Protection........................  4
SECTION 2.7.  Usage.......................................................  4
SECTION 2.8.  No Use upon Termination.....................................  4

                                  ARTICLE III

                                  TERMINATION

SECTION 3.1.  Term........................................................  5
SECTION 3.2.  Other Termination...........................................  5
SECTION 3.3.  Effect of Termination.......................................  5

                                   ARTICLE IV

                                 OTHER MATTERS

SECTION 4.1.  Rights Reserved, etc........................................  6
SECTION 4.2.  Limited Representations by Licensor.........................  6
SECTION 4.3.  Indemnification.............................................  6
SECTION 4.4.  Confidential Information....................................  8
SECTION 4.5.  Liquidated Damages..........................................  8
SECTION 4.6.  Continued Use of Trademarks.................................  9

                                   ARTICLE V

                                 MISCELLANEOUS

SECTION 5.1.  Expenses....................................................  9
SECTION 5.2.  Notices.....................................................  9
SECTION 5.3.  Public Announcements........................................ 10
SECTION 5.4.  Headings.................................................... 11
SECTION 5.5.  Severability................................................ 11

365002.1

SECTION 5.6.  No Third Party Beneficiaries................................ 11
SECTION 5.7.  Amendment and Waiver........................................ 11
SECTION 5.8.  Governing Law............................................... 11
SECTION 5.9.  Counterparts................................................ 12
SECTION 5.10. No Transfer, etc............................................ 12
SECTION 5.11. No Agency/Partnership....................................... 12



SCHEDULES

Schedule 1.01(q) The Trademarks
Schedule 2.01    Joint Ventures

365002.1

                  LICENSE AGREEMENT (this "Agreement"), dated as of January [ ], 1996, between FORTE HOTELS, INC., a Delaware corporation, as Licensee ("Licensee") and BEAR ACQUISITION CORP., a Delaware corporation, as Licensor ("Licensor").

                                  WITNESSETH:

               WHEREAS, pursuant to the Agreement Among Purchasers, dated as of January [ ], 1996, among National Lodging Corp. ("NALC"), Motels of America, Inc. and Licensor (the "Agreement Among Purchasers"), NALC has agreed to cause Licensee to enter into this Agreement;

               NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and other good and valuable consideration, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                  SECTION 1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the respective meanings set forth below. Unless the context otherwise requires, other terms used but not otherwise defined shall have the meanings ascribed to them in the Agreement Among Purchasers.

         (a) "Agreement" has the meaning provided in the preamble to this Agreement.

         (b) "Agreement Among Purchasers" has the meaning provided in the recitals to this Agreement.

         (c)      "Co-owner" has the meaning provided in Section 3.02.

         (d)      "Factor" has the meaning provided in Section 4.05.

         (e)      "Forte SPV Agreement" has the meaning provided in
Section 2.03:

         (f) "Gross Room Revenues" means all receipts derived from the renting, use or occupancy of guest rooms and meeting rooms in the hotel or motel, excluding sales taxes or other taxes which may be required by law, to be collected from guests.

         (g)      "HFS" has the meaning provided in Section 4.05.

         (h)      "Indemnified Party" has the meaning provided in
Section 4.03.


                                      -1-
365002.1

         (i)      "Joint Venture" has the meaning provided in
Section 2.01.

         (j)      "Joint Venture Properties" has the meaning provided in
Section 2.01.

         (k) "Licensee" has the meaning provided in the preamble to this Agreement.

         (l) "Licensor" has the meaning provided in the preamble to this Agreement.

         (m)      "Loss" has the meaning provided in Section 4.03.

         (n) "NALC" has the meaning provided in the recitals to this Agreement.

         (o) "Territory" means Canada, Mexico, the Commonwealth of Puerto Rico and the United States of America.

         (p)      "Third Party Claims" has the meaning provided in
Section 4.03.

         (q) "Trademarks" means the trademarks, service marks and logos listed in Schedule 1.01(q), attached hereto and made a part hereof, including, without limitation, the registrations and applications for registration listed in
Schedule 1.01(q).

         (r) "Travelodge License Agreement" has the meaning provided in Section 2.05.


                                   ARTICLE II

                                LICENSE GRANTED

                  SECTION 2.1. Grant. (a) Subject to the terms and conditions hereof, Licensor hereby grants to Licensee a non-exclusive, non-transferable right and license to continue to use the Trademarks within the Territory in connection with hotel and motel services and related goods and services for the hotels and motels listed on Schedule 2.01 (the "Joint Venture Properties"), each individually a "Joint Venture Property", and the hotel or motel business operated at each such Joint Venture Property being a "Joint Venture"), to the extent of Licensor's rights in the Trademarks, subject always to compliance with the terms of this Agreement.

                  (b)      Licensor further grants to Licensee a
non-exclusive, non-transferable right and license to continue to use the Trademarks outside the Territory, to the extent of

                                      -2-
365002.1

Licensor's rights in the Trademarks, solely to advertise, promote and make reservations for the Joint Venture Properties.

                  (c) The right and license to use the Trademarks granted in this Section 2.01 shall apply only to the Joint Venture Properties and for the current term, or as extended pursuant to Section 3.04(a) of the Agreement Among Purchasers, of the Joint Venture agreement in respect of such property. There shall be no expansion or revision of the list of Joint Venture Properties contained in Schedule 2.01 except that hotels and motels may be deleted from the list upon termination of this Agreement with respect to such Joint Venture Property.

                  SECTION 2.2. License Fees. (a) For each Joint Venture, Licensee shall, within five (5) days after the end of each calendar month during the term of this Agreement, pay to Licensor a royalty fee equal to four percent (4%) of Licensee's percentage ownership interest in the Joint Venture Property multiplied by the Gross Room Revenues of the Joint Venture. This royalty fee is in consideration of Licensee's use of the Trademarks and is fully earned each day such Trademarks are used by Licensee, and is not subject to any counter-claims or setoffs of any nature.

                  (b) In addition, in consideration of the use and benefit of the marketing and reservation system owned and operated by Licensor, Licensee shall pay, or cause each Joint Venture to pay, to Licensor a fee equal to the lesser of (i) the percentage of Gross Room Revenues currently being paid by such Joint Venture to Licensee for such services, subject to the right of Licensor to increase such fee under the same circumstances as Licensee may currently raise such fee pursuant to the respective joint venture agreement and
(ii) four and one half percent (4.5%) of Gross Room Revenues of such Joint Venture, within five (5) days after the end of each calendar month.

                  SECTION 2.3. Compliance with Obligations. Licensee hereby agrees to abide by all obligations of Licensor in the Territory pursuant to the trademark assignment agreement dated the date hereof between Licensor and Forte USA, Inc., a Delaware corporation, relating to the Trademarks and all attachments thereto.

                  SECTION 2.4. Documents. The parties agree to cooperate in recording the licenses granted herein where appropriate and will enter into such further agreements and execute such documents as either of them may reasonably request as necessary for the purposes of recordation and enforcement of the rights granted herein.

                  SECTION 2.5. Reservations and Promotion. The parties shall cooperate in advertising and promoting their hotels and

                                      -3-
365002.1
motels, and in taking reservations for each other's hotels and motels, on terms substantially similar to those contained in the form of Travelodge License Agreement ("Travelodge License Agreement"), a copy of which has been supplied to Licensee, or on such other terms as may be mutually agreed from time to time.

                  SECTION 2.6. Third Party Infringement; Protection. Licensee shall immediately notify Licensor of any possible infringement of any of the Trademarks which may come to Licensee's attention and Licensee agrees to cooperate fully with Licensor at its own expense in the prosecution of any infringers. Licensee further agrees to do any and all things (including, but not limited to, executing any relevant documents or instruments) which are deemed necessary or appropriate by Licensor in order to secure, protect and/or preserve Licensor's rights to the Trademarks. Without limiting the generality of the foregoing, Licensee agrees to take any actions required to be taken by the franchisee under the terms of the Travelodge License Agreement.

                  SECTION 2.7. Usage. Licensee shall not, in any manner, represent that it has any ownership in the Trademarks or in any registrations thereof, but may, during the term hereof, represent that it is a "licensee" or "official licensee" hereunder. Licensee shall not register or attempt to register any of the Trademarks in its own name or that of any other person or entity unless specifically authorized in writing by Licensor to do so. Licensee shall not use, and shall use its best efforts to keep others from using, the Trademarks in any manner likely to cause confusion or doubt in the mind of the public. Any and all uses of the Trademarks by Licensee shall inure to the benefit of Licensor, which shall be entitled to and own all rights, interests and benefits created by such uses, including, but not limited to, Trademark goodwill. Licensee shall use the Trademarks in compliance with the standards and rules for franchisees contained in the Travelodge License Agreement or as otherwise promulgated from time to time by Licensor in respect of Travelodge or Thriftlodge properties.

                  SECTION 2.8. No Use upon Termination. Upon expiration or termination of this Agreement for any reason, none of Licensee, any Joint Venture or any co-owner of any Joint Venture shall use at any time, on any products or otherwise, any word or term, or any symbol or any label having any resemblance to the Trademarks.



                                      -4-
365002.1

                                  ARTICLE III

                                  TERMINATION

                  SECTION 3.1. Term. With respect to any and all Trademarks, this Agreement shall continue in force until the earliest of:

         (a) its expiration or earlier termination pursuant to the terms hereof, including, but not limited to, breach of this Agreement, including, with respect to any Joint Venture, any breach of the standards and rules for franchisees contained in the Travelodge License Agreement or as otherwise promulgated from time to time by Licensor in respect of Travelodge or Thriftlodge properties;

         (b) twenty (20) years from the date of this Agreement; or

         (c) in respect of any Joint Venture, upon the later of (i) ten business days following (A) delivery of written notice by Licensee to Licensor of termination in respect of such Joint Venture or (B) the dissolution of such Joint Venture and (ii) payment by Licensee to Licensor of liquidated damages in accordance with Section 4.05(a) in respect of such Joint Venture.

                  SECTION 3.2. Other Termination. Notwithstanding anything to the contrary herein, Licensor may terminate this Agreement forthwith, or at any time thereafter, by notice to Licensee in the event that (i) Licensee shall go into liquidation, (ii) a receiver or trustee shall be appointed for all or a portion of the property or estate of Licensee, (iii) Licensee shall be adjudged bankrupt or insolvent, (iv) Licensor shall file a voluntary petition in bankruptcy or insolvency, (v) a petition in bankruptcy or insolvency shall be filed against Licensee and not dismissed within ninety (90) days, or (vi) Licensee makes an assignment for the benefit of its creditors (and whether any of the aforesaid events be the outcome of the voluntary act of Licensee or otherwise). Licensee shall give Licensor prompt written notice of the occurrence of any of the event(s) described in the preceding sentence.

                  SECTION 3.3. Effect of Termination. (a) Upon any termination of this Agreement in respect of any Joint Venture Property, this instrument forthwith constitutes an assignment to Licensor of all of Licensee's rights in and to the Trademarks, together with the goodwill of the business then symbolized thereby insofar as Licensee and said Joint Venture Property or Joint Venture Properties are concerned, and Licensee will, and will cause the Joint Venture to, immediately discontinue all use of the Trademarks and shall immediately obliterate the words "Travelodge", "Thriftlodge", "Sleepy Bear" and the design of

                                      -5-
365002.1

"Sleepy Bear" from Licensee's signs and from any and all places and materials whatsoever.

                  (b) If Licensee or the Joint Venture shall fail to obliterate any such words within fifteen (15) days after written demand, then Licensor by its duly authorized agents may enter upon the premises of Licensee to accomplish said results without being guilty of trespass or any other tort, and may make or cause to be made such changes at the expense of Licensee, which Licensee agrees to pay on demand. Licensor and Licensee further agree that it would be impractical or extremely difficult to fix the actual damage sustained by Licensor for Licensee's use of the Trademarks, and Licensee agrees, therefore, to pay to Licensor as liquidated damages Five Hundred Dollars ($500) a day for each day's unauthorized use thereof. Licensee also agrees that Licensor will suffer great and irreparable injury from any use by Licensee after the termination of this Agreement of the Trademarks and that injunctive relief will be the only fair, adequate and complete remedy available to Licensor. Accordingly, Licensee hereby consents to the entry of an injunction in favor of Licensor, permanently enjoining further use of the Trademarks subsequent to any such termination of this Agreement.


                                   ARTICLE IV

                                 OTHER MATTERS

                  SECTION 4.1. Rights Reserved, etc. All rights in the Trademarks other than those specifically granted herein are reserved by Licensor for its own use and benefit. Upon expiration or termination of this Agreement or upon expiration or termination of this Agreement in respect of a Joint Venture Property for any reason whatsoever, all rights in the Trademarks licensed hereunder shall automatically revert to Licensor. Licensor shall, at any time or from time to time (whether during or after the term of this Agreement), execute any documents reasonably required by Licensor in such connection.

                  SECTION 4.2. Limited Representations by Licensor. Licensor makes no representations or warranties to Licensor with regard to the Trademarks (or any matter related thereto) other than as specifically expressed herein.

                  SECTION 4.3. Indemnification. (a) Licensee hereby agrees to indemnity and hold harmless on an after-tax basis Licensor and its affiliates, officers, directors, employees, agents, successors and assigns (an "Indemnified Party") for any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys' and consultants' fees and expenses) actually suffered or incurred by an Indemnified Party (including,

                                      -6-
365002.1
without limitation, any action brought or otherwise initiated by an Indemnified Party), net of any resulting tax benefit and net of any refund or reimbursement of any portion of such amount including, without limitation, reimbursement by way of insurance or third party indemnification (a "Loss"), arising out of or resulting from:

                   (i)     Licensee's use of the Trademarks;

                  (ii) the breach of any covenant or agreement by Licensee contained in this Agreement; or

                 (iii) the ownership or operation of any Joint Venture or Joint Venture Property.

                  (b) An Indemnified Party seeking indemnification under this
Section 4.03 shall give Licensee notice of any matter that such Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The obligations and liabilities of Licensee under this Section 4.03 with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Section 4.03 ("Third Party Claims") shall be governed by the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give Licensee notice of such Third Party Claim within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release Licensee from any of its obligations under this Section 4.03 except to the extent Licensee is materially prejudiced by such failure and shall not relieve Licensee from any other obligation or liability that it may have to any Indemnified Party otherwise than under this Section 4.03. If Licensee acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then Licensee shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within five days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and Licensee, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of Licensee. In the event Licensee exercises the right to undertake any such defense against any such Third Party

                                      -7-
365002.1

Claim as provided above, the Indemnified Party shall cooperate with Licensee in such defense and make available to Licensee, at Licensee's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by Licensee. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, Licensee shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Licensee's expense, all such witnesses, records, materials and information in the Licensee's possession or under the Licensee's control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by Licensee without the prior written consent of the Indemnified Party.

                  SECTION 4.4. Confidential Information. Any information disclosed to Licensee under this Agreement shall be held as confidential by Licensee and shall be used only as allowed under this Agreement, except for information which is or becomes publicly known through no fault of Licensee or becomes published in a patent or other written publication.

                  SECTION 4.5. Liquidated Damages. (a) The parties establish the following schedule of liquidated damages payable by Licensee to Licensor within fifteen (15) days after termination of this Agreement in respect of any Joint Venture Property prior to the end of the twentieth year following the date of this Agreement with or without cause by either party, insofar as actual damages are difficult to predict and this formula is a reasonable pre-estimate of the actual damages to be suffered by Licensor as a result of premature termination of this Agreement. Licensee shall pay to Licensor the product of the aggregate payments due from Licensee pursuant to Section 2.02(a) (whether or not paid by Licensee) during the last twelve (12) months multiplied by the Factor (as hereinafter defined). If this Agreement has not been in effect for at least twelve (12) months, the parties agree that liquidated damages shall be calculated by taking the average of monthly payments due from Licensee pursuant to Section 2.02(a) (whether or not paid by Licensee) under this Agreement times twelve (12), then multiplying by the Factor. If the termination occurs before the end of the fourth year following the date of this Agreement, then the Factor will be five (5). If the termination occurs during the fifth year following the date of this Agreement, the Factor will be four (4). If the termination occurs during the sixth year following the date of this Agreement, the Factor will be three (3). If the termination occurs after the sixth year following the date of this Agreement, but before the end of the twentieth year following the date of this Agreement, the Factor will be two (2).


                                      -8-
365002.1

                  (b) Licensee may terminate this Agreement at any time in respect of any Joint Venture without incurring the damages provided in paragraph (a), provided, however, that Licensee shall have entered into a license or franchise agreement with another subsidiary of HFS Incorporated ("HFS") providing for the operation of the relevant Joint Venture Property as part of the franchise system owned by said subsidiary, which agreement shall be in the then current standard form of license or franchise agreement being offered to prospective licensees or franchisees by said subsidiary in its then current Uniform Franchise Offering Circular for the state in which the relevant Joint Venture Property is located. Such agreement shall be modified to include liquidated damages and assignment provisions substantially the same as paragraph (a) hereof, after giving effect to the expiration of the period prior to such termination of this Agreement in respect of such Joint Venture, and a term at least equal to the unexpired portion of the original term of this Agreement in respect of such Joint Venture. Licensee acknowledges that neither HFS nor any subsidiary of HFS shall be obligated to enter into any license or franchise agreement with Licensee with respect to the relevant Joint Venture Property.

                  SECTION 4.6. Continued Use of Trademarks. During the term of this Agreement, Licensee will not discontinue the operation of any Joint Venture Property under the Trademarks, without the prior written consent of Licensor, unless such Joint Venture Property has dissolved or terminated its joint venture agreement.


                                   ARTICLE V

                                 MISCELLANEOUS

                  SECTION 5.1. Expenses. Except as otherwise provided in
Section 4.03, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

                  SECTION 5.2. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.02):


                                      -9-
365002.1

         (a)      if to Licensee:

                  Forte Hotels, Inc.
                  c/o National Lodging Corp.
                  339 Jefferson Road
                  Parsippany, NJ 07054-0278
                  Telephone: (201) 952-8472
                  Telecopy: (201) 428-3260
                  Attention: James Buckman

                  with copies to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, NY 10022
                  Telephone: (212) 856-7100
                  Telecopy: (212) 856-7808
                  Attention: Martin Edelman

                  and

                  Shearman & Sterling
                  599 Lexington Avenue
                  New York,  NY 10022
                  Telephone: (212) 848-4000
                  Telecopy: (212) 948-7179
                  Attention: Alfred Ross

         (b)      if to Licensor:

                  Bear Acquisition Corp.
                  c/o HFS Incorporated
                  339 Jefferson Road
                  Parsippany, NJ 07054-0278
                  Telephone: (201) 952-8472
                  Telecopy: (201) 428-3260
                  Attention: James Buckman

                  with a copy to:

                  Shearman & Sterling
                  599 Lexington Avenue
                  New York, NY 10022
                  Telephone: (212) 848-4000
                  Telecopy: (212) 848-7179
                  Attention: Alfred Ross

                  SECTION 5.3. Public Announcements. Except as may be required by the federal securities laws or the rules of any listing agreement with a national securities exchange, no party to this Agreement shall make, or cause to be made, any press release or public announcement or make any other disclosure in

                                      -10-
365002.1
respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other parties hereto, and the parties shall cooperate as to the timing and contents of any such press release, public announcement or other disclosure.

                  SECTION 5.4. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 5.5. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

                  SECTION 5.6. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their Affiliates, and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 5.7. Amendment and Waiver. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the parties hereto. Any party hereto may (i) extend the time for the performance of any obligation or other act of any other party hereto, (ii) waive any inaccuracy in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any agreement of any other party or any condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or each of the parties to be bound thereby.

                  SECTION 5.8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any New York state or federal court sitting in the Borough of Manhattan in the City of New York. To the extent permitted by law, the parties hereto expressly consent to the jurisdiction of such courts, agree to venue in such courts and hereby waive any

                                      -11-
365002.1
defense or claim of forum non conveniens they may have with respect to any such action or proceeding brought.

                  SECTION 5.9. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 5.10. No Transfer, etc. This Agreement and the rights hereunder shall not be assignable or transferable in whole or in part by Licensee, either voluntarily or by operation of law or otherwise, without the prior written consent of Licensor, and Licensee shall not attempt to assign, transfer, sub-license, pledge or otherwise dispose of this Agreement or of any of its rights or obligations hereunder without the prior written consent of Licensor. Any attempt by License to make any such disposition without the prior written consent of Licensor shall be void and may be treated by Licensor as grounds for termination of this Agreement. In the event of assignment of this Agreement by Licensee, Licensee will remain liable for all obligations of the assignee until the seventh anniversary of the Closing.

                  SECTION 5.11. No Agency/Partnership. Nothing in this Agreement shall be construed so as to constitute either Party hereto the agent or partner of the other. On no account may a Party hereto create (or hold itself out to third parties as being able to create) any binding obligation on behalf of the other without the prior written consent of the other.

                  IN WITNESS WHEREOF, Licensor and Licensee have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                       BEAR ACQUISITION CORP.,
                                       as Licensor


                                       By: __________________________
                                           Name:
                                           Title:


                                       FORTE HOTELS, INC.,
                                       as Licensee


                                       By: __________________________
                                           Name:
                                           Title:

                                      -12-
365002.1

                                          SCHEDULE 1.01(q):   TRADEMARKS


                             TRADEMARK "SLEEPY BEAR"

- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------
In Canada
- -----------------------------------------------------------------------------------------------------------------------------
SLEEPY                            270,706              07/02/82         Pens, pencils, postcards, placemats,
                                                                        drinking glasses made of glass or plastic, ashtrays, shower caps, ice buckets, shoe cloths and match books. Hotel and
                                                                        motel services, namely services rendered in providing room and meals by hotels and motels, accommodation services;
                                                                        restaurant services; consulting services in connection
                                                                        with the operation of hotels and motels of others; charge
                                                                        account services, namely extending credit to customers;
                                                                        and services in training personnel.


BEAR                               270,705             07/02/82         Pens, pencils, postcards, placemats,
SILHOUETTE                                                              drinking glasses made of glass or
Design                                                                  plastic, ashtrays, shower caps, ice buckets, shoe clothes
                                                                        and match books. Hotel and motel services, namely services rendered in providing room and meals by hotels and motels;
                                                                        accommodation services; restaurant services; consulting
                                                                        services in connection with the operation of hotels and
                                                                        motels of others; charge account services, namely
                                                                        extending credit to customers; and services in training
                                                                        personnel.

NYL3/145199.1



                                                      TRADEMARK "SLEEPY BEAR"
- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------
In Mexico
- -----------------------------------------------------------------------------------------------------------------------------
SLEEPY BEAR                       357,297              12/23/88         Lodging, inns and food through hotels,
                                                                        inns and tourist camps, tourist homes,
                                                                        inn-farms (farming houses for tourists),
                                                                        and rest and convalescence houses.
                                                                        Restaurants, self-service restaurants,
                                                                        canteens, night clubs and bars.
- -----------------------------------------------------------------------------------------------------------------------------
BEAR                            Application          Filing Date        Hotel, motel, resort hotel, restaurant,
SILHOUETTE                        180,065              10/07/93         bar, catering and hotel/motel
Design                                                                  reservation services.
- -----------------------------------------------------------------------------------------------------------------------------
BEAR                            Application          Filing Date        Hotel directories, maps, brochures,
SILHOUETTE                        180,066              10/07/93         posters, newsletters, magazines,
Design                                                                  newspapers, note pads, message pads,
                                                                        door hangers, pens, pencils, drinking glass covers,
                                                                        and toilet bowl covers.

- -----------------------------------------------------------------------------------------------------------------------------
In United States
- -----------------------------------------------------------------------------------------------------------------------------
SLEEPY with                       848,208              04/30/68         Motor hotel directories, motor hotel
SLEEPY BEAR                                                             services and performing a charge
Design                                                                  account service, namely extending
                                                                        credit to customers of applicant.
- -----------------------------------------------------------------------------------------------------------------------------
SLEEPY BEAR                      1,868,761             12/20/94         Hotel and Motel services.
- -----------------------------------------------------------------------------------------------------------------------------
SLEEPY BEAR                      1,895,437             05/23/95         Providing a children's club in
CLUB                                                                    connection with hotel and motel
                                                                        services.
- -----------------------------------------------------------------------------------------------------------------------------
BEAR                             1,001,682             01/14/75         Hotel, motel and restaurant services.
SILHOUETTE
- -----------------------------------------------------------------------------------------------------------------------------
BEAR                             1,006,905             03/18/75         Paper products, namely stationery,
SILHOUETTE                                                              postcards, placemats, and advertising
Design                                                                  brochures and leaflets.


NYL3/145199.1

                                                                 3

                                                      TRADEMARK "SLEEPY BEAR"
- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

BEAR                            Application          Filing Date        Men's, women's and children's
SILHOUETTE                      74/439,019             09/23/93         clothing, namely bandanas, head
                                                                        bands, neck bands, sweat bands, wrist bands, blazers,
                                                                        blouses, bottoms, boxer shorts, cloth diapers for infants, raincoats, coveralls, dresses, footwear, golf shirts,
                                                                        nightgowns, halloween costumes, hats, head wear, infant
                                                                        wear, wind resistant jackets, knit shirts, loungewear,
                                                                        mittens, mufflers, neckerchiefs, neckties, night shirts,
                                                                        pajamas, sweat pants, polo shirts, robes, scarves, sport
                                                                        shirts, undershirts, bermuda shorts, boxer shorts, gym
                                                                        shorts, sweat shirts, sweat shorts, shower caps,
                                                                        sleepwear, slippers, sneakers, socks, bathing suits, gym
                                                                        suits, jogging suits, play suits, sweat suits, bathing
                                                                        trunks, swim trunks, uniforms, athletic uniforms, sun
                                                                        visors and warm-up suits.


NYL3/145199.1

                                                                 4

                                                      TRADEMARK "SLEEPY BEAR"
- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

"KEEP ON                        Application          Application        Soaps and cosmetics, including
TRUCKING"                       74-647,856           Dt. 03/17/95       shampoos, lotions and creams; clocks
POSE BEAR                                                               and watches, watch straps, jewelry,
Design                                                                  pins, key-chains; paper goods and
(SLEEPY BEAR                                                            printed matter, including stationery;
Character Design)                                                       accommodation and services
                                                                        directories, advertising brochures and leaflets, paper and plastic bags, paper bands for toilet seats, pens, pencils, drinking mugs, drinking glasses, ice buckets, fabrics,
                                                                        including bed linen and bed covers, table linens, wall
                                                                        hangings made of fabric, towels, clothing, headwear, and
                                                                        footwear for infants, children and adults, including
                                                                        bandanas, headbands, neckbands, sweatbands, wristbands,
                                                                        blazers, blouses, bottoms, boxer shorts, cloth diapers,
                                                                        raincoats and rainwear, coveralls, dresses, footwear, golf shirts, nightgowns, pajamas, halloween costumes, hats,
                                                                        headwear, infantwear, jackets (wind resistant), knit
                                                                        shirts, loungewear, mittens, mufflers, neckerchiefs,
                                                                        neckties, sweatpants, robes, scarves, knitshirts,
                                                                        nightshirts, poloshirts, sweatshirts, undershirts, bermuda shorts, gym shorts, sweat shorts, shower caps, sleepwear,
                                                                        sleepers, slippers, sneakers, socks, bathing suits, gym
                                                                        suits, jogging suits, play suits, sweatsuits, warm-up
                                                                        suits, bathing trunks, swimtrunks, uniforms, athletic
                                                                        uniforms, visors and sun visors; posters and wall hangings made of paper materials; games, playthings and sporting
                                                                        articles, including toys, dolls, inflatable dolls and golf balls; ashtrays and matches; hotel and motel


NYL3/145199.1

                                                      TRADEMARK "SLEEPY BEAR"
- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------


                                                                        management services, convention services, business
                                                                        consultation services, business management services, and
                                                                        travel and convention organizing services.
                                                                        =======================================


NYL3/145199.1

                                                                 6

                                                      TRADEMARK "TRAVELODGE"

- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------
In Canada
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                        117,776              04/29/60         Lodging services.
Logo
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                        352,092              02/24/89         Hotel, motel, lodging, restaurant,
                                                                        catering services, and related
                                                                        management services.
- -----------------------------------------------------------------------------------------------------------------------------
VISCOUNT                          291,703              06/8/84          Hotel, motel and restaurant services.
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                      166/42384-             03/17/95         Lodging supplies, namely towels,
                                  206543                                blankets and soap.
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                        294,589              08/31/84         Hotel, motel and restaurant services.
VISCOUNT
- -----------------------------------------------------------------------------------------------------------------------------
In Mexico
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                        405,526              02/11/92         Beer, mineral and aerated waters and
                                                                        other non-alcoholic drinks, fruit drinks
                                                                        and fruit juices, syrups and other
                                                                        preparations for making beverages.
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                        405,717              02/12/92         Paper, cardboard and goods made from
                                                                        these materials not included in other
                                                                        classes; printed matter; book binding
                                                                        material; photographs; stationery;
                                                                        adhesives for stationery or household
                                                                        purposes; artists' materials; paint
                                                                        brushes; typewriters and office
                                                                        requisites (except furniture);
                                                                        instructional and teaching material
                                                                        (except apparatus); plastic materials for
                                                                        packaging (not included in other
                                                                        classes); playing cards; printers' type;
                                                                        and printing blocks.


NYL3/145199.1

                                                      TRADEMARK "TRAVELODGE"

- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                        405,167              02/07/92         Coffee, tea, cocoa, sugar, rice,
                                                                        tapioca, sago, artificial coffee, flour
                                                                        and preparations made from cereals,
                                                                        bread, pastry and confectionery, ices,
                                                                        honey, treacle, yeast, baking powder,
                                                                        salt, mustard, vinegar, sauces (except
                                                                        salad dressings), spices and ice.
- -----------------------------------------------------------------------------------------------------------------------------
In United States
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                       1,474,602             01/26/88         Motor hotel services.
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                       1,869,185             12/27/94         Hotel, motel, resort hotel, restaurant,
                                                                        catering and hotel/motel reservation
                                                                        services.  Toilet soap, hair shampoo,
                                                                        hand lotion, and hair conditioner.
                                                                        Pens, stationery, envelopes, bags for
                                                                        the disposal of feminine hygiene
                                                                        products, paper drinking-glass caps,
                                                                        note pads, paper placemats, hotel
                                                                        directories, comment cards,
                                                                        guestbooks, stationery portfolios,
                                                                        printed paper signs hung from
                                                                        doorknobs, tent cards, paper name
                                                                        tags, brochures regarding personal
                                                                        security, business cards, paper toilet-
                                                                        seat bands, and trash bags.  Drinking
                                                                        glasses, ashtrays not of precious metal,
                                                                        and matches.

NYL3/145199.1

                                                                 8

                                                      TRADEMARK "TRAVELODGE"

- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------



- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                       1,879,457             02/21/95         Toilet soap, hair shampoo, hand lotion
and Design                                                              and hair conditioner.  Pens, stationery, envelopes, bags
                                                                        for the disposal of feminine hygiene products, paper
                                                                        drinking-glass caps, note pads, paper placemats, hotel
                                                                        directories, comment cards, guestbooks, stationery
                                                                        portfolios, printed paper signs hung from doorknobs, tent
                                                                        cards, paper name tags, brochures regarding personal
                                                                        security, business cards, paper toilet-seat bands, and
                                                                        trash bags. Drinking glasses, ashtrays not of precious
                                                                        metal, and matches.


- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                       1,868,724             12/20/94         Hotel, motel, resort hotel
                                                                        restaurant, and Design catering and hotel/motel
                                                                        reservation services.
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                       1,210,114             09/21/82         Hotel and motel services.
BARGAIN BREAK WEEKEND
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                       1,213,615             10/19/82         Hotel and motel services featuring
PREFERRED                                                               special rates and benefits
TRAVELLER
=============================================================================================================================



NYL3/145199.1

                                                                 9



- -----------------------------------------------------------------------------------------------------------------------------
                                                      TRADEMARK "THRIFTLODGE"
- -----------------------------------------------------------------------------------------------------------------------------
         Trademark               Reg. No.             Reg. Date                           Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------
In Mexico
- -----------------------------------------------------------------------------------------------------------------------------
THRIFTLODGE                       363,997              02/27/89         Hotel, motel and restaurant services.
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------
In United States
- -----------------------------------------------------------------------------------------------------------------------------
THRIFTLODGE                      1,539,812             05/16/89         Motel services.
- -----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================


NYL3/145199.1

                                          SCHEDULE 2.01:   JOINT VENTURES


- ------------------------------------------------------------------------------------------------------------------------------


             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------
1.          1/24/86              Charlotte L. Mattinson Trustee, Mattinson              San Antonio Alamo
                                 Family Trust
- ------------------------------------------------------------------------------------------------------------------------------
2.          3/14/83              Leroy G. Clark                                         Atlanta Central
- ------------------------------------------------------------------------------------------------------------------------------
3.          6/12/90              Antoni Trzaska; Teresa Trzaska; Harry                  Ashtabula
                                 Krieger; Lillian F. Epstein; Judith A.
                                 Epstein Brown; Norman D. Epstein; and
                                 Burnett and Bertha Hendryx, Co-Trustees,
                                 the Hendryx Family Trust
- ------------------------------------------------------------------------------------------------------------------------------
4.          8/2/66               Bertil Hanson; Gregory Lawrence Johnson,               Chicago O'Hare
                                 Trustee of the Gregory Lawrence Johnson
                                 Trust and The John William Johnson Trust;
                                 and Gary L. Laughton and Evelyn M.
                                 Laughton, as Trustees for The Laughton
                                 Family Revocable Living Trust dated
                                 6/29/90
- ------------------------------------------------------------------------------------------------------------------------------
5.          10/30/67             RST, Inc.                                              Lancaster
- ------------------------------------------------------------------------------------------------------------------------------
6.          12/19/90             S. Ahluwalia                                           Athens, Alabama Thriftlodge
- ------------------------------------------------------------------------------------------------------------------------------
7.          2/6/63               HAD Inc.                                               Natick
- ------------------------------------------------------------------------------------------------------------------------------
8.          4/15/80              Grow Mountain Corp.                                    Ocala
- ------------------------------------------------------------------------------------------------------------------------------
9.          11/1/82              The Maximuke Co.; William Howard and                   Cincinnati
                                 Diane L. Waite; and Virginia N. Webb
- ------------------------------------------------------------------------------------------------------------------------------
10.         7/24/84              Mark Pitre; Harold P. Chastnat and Evelyn              Lafayette Center
                                 Chastnat
- ------------------------------------------------------------------------------------------------------------------------------
11.         1/28/72              Marco, a Pennsylvania general partnership              Chambersburg
- ------------------------------------------------------------------------------------------------------------------------------
12.         1/30/91              Harrisburg, Inc.                                       Lake Park
- ------------------------------------------------------------------------------------------------------------------------------
13.         7/27/72              Lortola, Inc.                                          Quincy
- ------------------------------------------------------------------------------------------------------------------------------
14.         6/11/70              Alfred J. LeCocq and Sandra S. LeCocq;                 Zanesville Thriftlodge
                                 Frederick J. Grant III, as Trustee under
                                 Declaration of Trust by Ethel Weller
                                 Curphey; John M. Curphey; and William
                                 M. Curphey, Jr.
- ------------------------------------------------------------------------------------------------------------------------------
15.         2/5/75               Evelyn Ringquist                                       Alexandria


NYL3/145204.1

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
16.         6/16/94              Roger A. Davis; Virginia Davis                         Mason City Thriftlodge
- ------------------------------------------------------------------------------------------------------------------------------
17.         3/27/62              Montgomery Motel, Inc.                                 Louisville
- ------------------------------------------------------------------------------------------------------------------------------
18.         10/1/93              Nancy S. Juneby                                        Lawrence*
- ------------------------------------------------------------------------------------------------------------------------------
19.         7/18/77              Richard E. Pruehs                                      South Sioux City
- ------------------------------------------------------------------------------------------------------------------------------
20.         6/29/93              Harshad Patel                                          Bedford
- ------------------------------------------------------------------------------------------------------------------------------
21.         12/15/78             Arthur T. Bach; Cecilia B. Bach;                       Gainesville (Gainesville
                                 Willoughby Cox, Jr. and Barbara D. Cox;                Lodge)
                                 Kathleen Gale McBroom; Betty Jane Orton
- ------------------------------------------------------------------------------------------------------------------------------
22.         12/19/83             Ronald J. Grace; Artex Development Co.                 Sarasota Thriftlodge
- ------------------------------------------------------------------------------------------------------------------------------
23.         3/16/87              Sara-Myers, Inc.                                       Fort Myers
- ------------------------------------------------------------------------------------------------------------------------------
24.         12/15/69             Angeline Kapelak; Gundlach's Florida                   Clearwater
                                 Properties, Inc.
- ------------------------------------------------------------------------------------------------------------------------------
25.         12/23/84             Lucille M. Bonewitz; V. Michael Bonewitz;              Terre Haute Thriftlodge
                                 Josette M. Bonewitz
- ------------------------------------------------------------------------------------------------------------------------------
26.         1/12/68              William R. Webb; Virginia E. Webb; The                 Utica
                                 Stille & Duhlmeier Company
- ------------------------------------------------------------------------------------------------------------------------------
27.         12/13/77             Margaret M. Hurley Trust                               Seattle Downtown
- ------------------------------------------------------------------------------------------------------------------------------
28.         9/10/57              Sandra A. Brown, Trustee of the Brown                   Las Vegas Strip
                                 Family Living Trust; Deborah D. Brown;
                                 Jeanette Z. Foushee; James Zurcher, Jr.;
                                 LaFond Family Trust; Robert E. LaFond;
                                 Laura Belle Kelch, Trustee of the Kelch
                                 Family Trust; Marilyn Gubler, Trustee of
                                 the Marilyn Gubler Trust; Robert M. Kelch

- --------
*        The joint venture agreement was not executed by the parties.  The parties are currently acting in accordance with the terms thereof.

NYL3/145204.1

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
29.         10/23/93             David and Thelma Schiller Living Trust;                San Francisco Central
                                 Estate of Frances M. Rose; Estate of
                                 Marguerite A. Loyton, Margene A. Lorton,
                                 Executor; Kenneth Gordon Rose; Lesley
                                 Rubinstein; Gregory Rubinstein; George S.
                                 & Barbara A. Ritzau, Co-Trustees of the
                                 Ritzau Family Trust; Kenneth Gordon
                                 Rose, Trustee of the June Rubinstein Trust;
                                 Joan L. Van de Sande, Trustee of Joan L.
                                 Van de Sande Trust; Brett William Van de
                                 Sande; Carole M. Phillips; Kurt Steven Van
                                 de Sande; Benjamin Byung-Sik Yuh &
                                 Barbara B. Yuh
- ------------------------------------------------------------------------------------------------------------------------------
30.         6/28/83              Edward A. Tudor; Rachel S. Knopp Trust,                Space Needle
                                 under Declaration of  Trust dated 9/4/87,
                                 Henry Straub, Jr., Trustee; Jeanette Z.
                                 Foushee; Rosalie M. Tudor; Safter, Inc.;
                                 James E. Zurcher, Jr.; La Fond Family
                                 Trust, Eugene La Fond, Trustee; Robert E.
                                 La Fond
- ------------------------------------------------------------------------------------------------------------------------------
31.         9/1/61               Nancy Bowker; Elizabeth M. Smith, as                   Monterey
                                 Sole Trustee of the Elizabeth Moies Smith
                                 Trust dated 9/11/87; Craig Smith
- ------------------------------------------------------------------------------------------------------------------------------
32.         4/9/87               Benjamin Byung-Sik Yuh and Barbara B.                  San Francisco Downtown
                                 Yuh; Borel Bank and Trust Company,
                                 Successor Trustee of the Frances G. Rose
                                 Trust; Kenneth Gordon Rose; Estate of
                                 Marguerite A. Lorton, Margene A. Lorton,
                                 Executor; Barbara Lorton; June Rubinstein
                                 Trust, Kenneth Rose, Trustee; Lesley
                                 Rubinstein; Gregory Rubinstein; Joan L.
                                 Van de Sande, Trustee of Joan L. Van de
                                 Sande Trust; Brett W. Van de Sande;
                                 Carole Phillips; Kurt S. Van de Sande;
                                 George S. and Barbara A. Ritzau, Co-
                                 Trustees of the Ritzau Family Trust
- ------------------------------------------------------------------------------------------------------------------------------
33.         9/2/77               Carl J. Pendleton; Majorie E. Pendleton;               Tahoe City
                                 Nellys F. Webber


NYL3/145204.1

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
34.         5/4/61               Pearson Radco, Inc.                                    Salt Lake City Center
                                                                                        (formerly Salt Lake-
                                                                                        Downtown)
- ------------------------------------------------------------------------------------------------------------------------------
35.         11/9/89              Harold Edwin Ross Nesbitt, Jr., Trustee                La Jolla Beach
                                 under declaration of trust dated 10/12/89;
                                 Cecil A. Smith and Caroline Smith,
                                 Trustees of the Caroline and Cecil A. Smith
                                 Family Trust dated 5/15/87
- ------------------------------------------------------------------------------------------------------------------------------
36.         1/2/62               Harold Edwin Ross Nesbitt, Jr.; Ronald                 La Jolla Cove
                                 Fearing; Gladys Fearing; Mary McDonnell
- ------------------------------------------------------------------------------------------------------------------------------
37.         5/25/88              Frances G. Rose Trust, Wells Fargo Bank,               San Francisco Ghiradelli
                                 Successor Trustee; Kenneth Gordon Rose;                Square
                                 Estate of June Rubinstein; Lesley
                                 Rubinstein; Gregory Rubinstein
- ------------------------------------------------------------------------------------------------------------------------------
38.         5/26/71              Barry W. Ongerth; Daniel P. Hagmaier and               San Francisco Airport South
                                 Elsie G. Hagmaier, as Trustees of the
                                 Revocable Trust of Daniel P. Hagmaier and
                                 Elsie G. Hagmaier, dated 8/1/91; Dale
                                 Wallace Bennett and Grant B. Johnson;
                                 Fred Bennett, Jr.
- ------------------------------------------------------------------------------------------------------------------------------
39.         10/15/84             Madene Beddo, Co-Trustee of the M&M                    Santa Fe
                                 Family Trust dated 3/27/95; Jeanette Z.
                                 Foushee; James E. Zurcher, Jr.; Robert E.
                                 La Fond; La Fond Family Trust, Eugene
                                 La Fond, Trustee
- ------------------------------------------------------------------------------------------------------------------------------
40.         4/3/62               Trustee of the Eli E. Dorsey Credit Trust              University (Seattle)
- ------------------------------------------------------------------------------------------------------------------------------
41.         3/10/75              Rellim, Inc.                                           Durango
- ------------------------------------------------------------------------------------------------------------------------------
42.         12/19/89             Russell C. Christensen; Romaine J.                     Salt Lake City
                                 Christensen; Highway Realty Co.
- ------------------------------------------------------------------------------------------------------------------------------
43.         1/10/79              Atlantic Partnership; TL Grove, Inc.; Helen            Long Beach Downtown
                                 P. Anderson; Robert O. Anderson
- ------------------------------------------------------------------------------------------------------------------------------
44.         11/14/86             Bentitou Partnership                                   Berkeley
- ------------------------------------------------------------------------------------------------------------------------------
45.         10/18/79             Kam-Rink Holdings Ltd.                                 Kamloops


NYL3/145204.1

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
46.         4/4/72               Frederic J. Bentitou; Kyla L. Bentitou;                Presidio
                                 Hella R. Fluss, Trustee of the Fluss Family
                                 Trust
- ------------------------------------------------------------------------------------------------------------------------------
47.         3/1/66               W.G. Enterprises; Jeanne Gage Ahlgren                  Santa Monica
                                 and Myron Ahlgren, Trustees of the
                                 Ahlgren Family Trust Agreement
- ------------------------------------------------------------------------------------------------------------------------------
48.         3/17/72              KML Corporation                                        South Tahoe
- ------------------------------------------------------------------------------------------------------------------------------
49.         7/1/74               The Estate of George Karasek; Helga                    Santa Cruz
                                 Karasek; Nancy L. Bowker and Irving A.
                                 Bowker; Carolyn Bowker; Marilyn
                                 Dorman; Keith Bowker; June Cornell
- ------------------------------------------------------------------------------------------------------------------------------
50.         5/16/77              Bruce E. Depew                                         Missoula
- ------------------------------------------------------------------------------------------------------------------------------
51.         8/19/86              Robert Lee Delaney Enterprises, Inc.;                  Mission Valley
                                 Wulfing Land Investment Co.; Mission
                                 Four Inc.; Tey-Delaney Investments, Inc.;
                                 Ticoulat Family Trust, B. Odette Ticoulat,
                                 Trustee; Anita A. Tey, M.D.
- ------------------------------------------------------------------------------------------------------------------------------
52.         9/21/73              10-E, Inc.; Estate of Theresa G.                       Bellevue
                                 McNamara, M. Hudzikiewicz, Executrix
- ------------------------------------------------------------------------------------------------------------------------------
53.         12/7/90              Wilbur C. Huffstutler and Shirley J.                   Milpitas
                                 Huffstutler; Donald Dilsaver and Beverly
                                 Dilsaver
- ------------------------------------------------------------------------------------------------------------------------------
54.         6/23/94              Rajendra & Anita Shastri                               Mesa
- ------------------------------------------------------------------------------------------------------------------------------
55.         1/20/82              Shan J. Karia                                          Portland Thriftlodge
- ------------------------------------------------------------------------------------------------------------------------------
56.         10/21/76             Govind R. Vaghashia                                    Burbank
- ------------------------------------------------------------------------------------------------------------------------------
57.         4/12/76              Sallie Sebree Gregg; Vijay Desai                       Williams
- ------------------------------------------------------------------------------------------------------------------------------
58.         7/16/79              Barney J. Huseby; Catherine J. Huseby;                 Mercer Island
                                 Elizabeth C. Ratcliff; Beverly B. Goucher
- ------------------------------------------------------------------------------------------------------------------------------
59.         6/22/93              Benjamin Byung-Sik Yuh; Barbara Bok-                   Golden Gate
                                 Soon Yuh; Linda Benamati Bower, Trustee
                                 of the Linda Benamati Bower Revocable
                                 Trust dated 6/8/89; Vivian Irwin; Betsy H.
                                 Keller, Trustee
- ------------------------------------------------------------------------------------------------------------------------------
60.         11/29/92             Edward A. Tudor; Rosalie M. Tudor                      Moses Lake


NYL3/145204.1

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
61.         10/19/82             Mar-Te, Inc.                                           Boise
- ------------------------------------------------------------------------------------------------------------------------------
62.         6/23/75              Wayne Thompson; Sara D. Thompson;                      San Luis Obispo
                                 Lawrence Eastman, Trustee
- ------------------------------------------------------------------------------------------------------------------------------
63.         4/1/63               Robert E. La Fond; Irja S. Sturm; Jeanette             Las Vegas Downtown
                                 Z. Foushee; James E. Zurcher, Jr.; La
                                 Fond Family Trust, Eugene La Fond,
                                 Trustee
- ------------------------------------------------------------------------------------------------------------------------------
64.         10/22/87             Gary L. Hines, Maxine L. Hines                         Paso Robles
- ------------------------------------------------------------------------------------------------------------------------------
65.         3/6/63               Moberly Holdings, Ltd.                                 Revelstoke Lodge (Canada)
- ------------------------------------------------------------------------------------------------------------------------------
66.         8/28/69              Janet M. Perry                                         Flagstaff
- ------------------------------------------------------------------------------------------------------------------------------
67.         12/13/83             Brewer Family Trust - Descendants' Trust,              Palm Springs
                                 Frederick Brewer, Trustee; Brewer Family
                                 Trust - Marital Trust, Frederick Brewer,
                                 Trustee; Glenn A. Davis & Marguerite L.
                                 Davis; Erich H. & Elizabeth Langmann
- ------------------------------------------------------------------------------------------------------------------------------
68.         5/18/94              Alpha 100, Tae H. Chon                                 Ogden
- ------------------------------------------------------------------------------------------------------------------------------
69.         3/30/81              Visalia Lodging Associates                             Visalia Thriftlodge
- ------------------------------------------------------------------------------------------------------------------------------
70.         5/28/80              Diane H. Lundstrom & The Estate of Kim                 Walla Walla
                                 Lundstrom; Jeanne Gage Ahlgren and
                                 Myron Ahlgren, Trustees of the Ahlgren
                                 Family Trust, under agreement dated
                                 6/15/89
- ------------------------------------------------------------------------------------------------------------------------------
71.         4/30/92              Jayendra D. Bhakta; Parimala J. Bhakta                 Palo Alto
- ------------------------------------------------------------------------------------------------------------------------------
72.         2/12/92              WMT Inc.; Grimes Corp.; Denzell May                    Roseburg
                                 Gage; Jeanne Gage Ahlgren & Myron
                                 Ahlgren, Trustees Ahlgren Family Trust
- ------------------------------------------------------------------------------------------------------------------------------
73.         5/25/76              Georgia Sherwood; Yutaka Gofuku; Keiko                 Santa Barbara City Center
                                 Gofuku; Yoshiyasu Nakanishi
- ------------------------------------------------------------------------------------------------------------------------------
74.         1/20/88              Erich H. Langmann; Elizabeth Langmann                  Yuma
- ------------------------------------------------------------------------------------------------------------------------------
75.         6/7/54               Gene Grief                                             Hollywood (Travel Inn)
- ------------------------------------------------------------------------------------------------------------------------------
76.         7/27/92              Alfred W. Van de Vanter and Lorayne B.                 Ephrata
                                 Van de Vanter; Cathy Vaughn
- ------------------------------------------------------------------------------------------------------------------------------
77.         3/7/85               Shah and Patel, a Partnership                          Oceanside


NYL3/145204.1

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
78.         9/21/94              Dalip Sharma; Willis H. Miller, Trustee                Yakima
                                 under the Willis H. Miller Revocable Inter
                                 Vivos Trust dated 4/26/84
- ------------------------------------------------------------------------------------------------------------------------------
79.         5/1/91               Robert A. Mathison; Nanci B. Mathison;                 Eureka
                                 Ann Norwood; Myron Ahlgren and Jeanne
                                 Gage Ahlgren, Co-Trustees of the Ahlgren
                                 Family Trust
- ------------------------------------------------------------------------------------------------------------------------------
80.         7/25/77              Lawrence A. Raffo and Victoria Raffo, as               Reno
                                 Co-Trustees of the Albert J. Raffo Family
                                 Trust; Gloria Mary Raffo; Richard H. &
                                 Geraldine Owens; Angelina Raggi; Nathan
                                 Scardigli; Anthony L. & Sylvia B. Flores;
                                 Dominic & Lorraine Giusti; Victoria Raffo
- ------------------------------------------------------------------------------------------------------------------------------
81.         2/9/81               Williard E. Hempel, Trustee, Williard E.               San Diego Airport
                                 Hempel Trust; Aubrey & Virginia Potter,
                                 Co-Trustees
- ------------------------------------------------------------------------------------------------------------------------------
82.         9/16/85              Jean Belleau                                           Santa Rosa Downtown
- ------------------------------------------------------------------------------------------------------------------------------
83.         11/14/88             D.J. Schock, Inc.                                      Billings
- ------------------------------------------------------------------------------------------------------------------------------
84.         6/15/82              April Blossom, Inc.; Arnold Schwartz and               Rancho Bernardo
                                 June Schwartz; Lester & Marion Schwartz;
                                 M. Louis Norman, Successor Trustee
                                 Herteen Family Trust
- ------------------------------------------------------------------------------------------------------------------------------
85.         3/14/94              Jean Belleau and Marianne Belleau                      Santa Rosa
- ------------------------------------------------------------------------------------------------------------------------------
86.         5/24/73              San-Ern, Inc.                                          Embarcadero-Harbor
- ------------------------------------------------------------------------------------------------------------------------------
87.         4/12/90              Alex Palermo and Jimmie Jane Palermo;                  San Diego Airport/Pt. Loma
                                 William A. Lake and Kleo M. Lake; Estate
                                 of Bettye Lutes, Eugene A. Horton, Esq.,
                                 Executor; Alfrieda Anderson; Nancy Jo
                                 Splitstoser; Molly C. Abreu; Madelyn
                                 McDonald; James P. McDonald
- ------------------------------------------------------------------------------------------------------------------------------
88.         6/22/89              Barob Group, Ltd.; Genevieve Simons                    Bayview Thriftlodge
                                 Family Trust, N. Joseph and G. Simons,
                                 Co-Trustees; Sadie Moss; Edward Moss;
                                 Elaine Levenson; Laurence Gerson; Estate
                                 of Rita Moss; Helen Moss


NYL3/145204.1

                                                         8

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
89.         5/10/83              Michael M. Murata; June O. Murata;                     Bellingham
                                 Glenna M. Enquist
- ------------------------------------------------------------------------------------------------------------------------------
90.         2/12/81              Man-Kyung Hong; Myung-Joo Hung; Mary                   Cabrillo Central
                                 Jane Guerin
- ------------------------------------------------------------------------------------------------------------------------------
91.         5/31/83              Estate of Bettye Lutes, Eugene A. Horton,              Balboa Park
                                 Esq., Executor; Mary Jane Guerin; Helen
                                 McCormick Thomson; Leonard and Denise
                                 Marien
- ------------------------------------------------------------------------------------------------------------------------------
92.         9/2/64               Estate of Thelma Olson, Nancy Underlee,                Eagle Rock (Eagle Rock
                                 Executor; Michael Bonaparte, Executor of               Inn)*
                                 the Estate of Joseph Graham
- ------------------------------------------------------------------------------------------------------------------------------
93.         4/27/78              Arthur R. Boag                                         Ontario
- ------------------------------------------------------------------------------------------------------------------------------
94.         11/27/72             Twin Pines Apartments                                  Santa Barbara Beach
- ------------------------------------------------------------------------------------------------------------------------------
95.         7/19/90              James C. Rector and Yvonne A. Rector;                  San Diego Uptown Welcome
                                 Shrikant and Sunita Sawant                             Inn
- ------------------------------------------------------------------------------------------------------------------------------
96.         12/5/77              Estate of Bettye Lutes; Jessie I. Pruett;              San Diego Downtown
                                 Mary Jane Guerin
- ------------------------------------------------------------------------------------------------------------------------------
97.         1/2/80               Emmett D. White                                        El Paso
- ------------------------------------------------------------------------------------------------------------------------------
98.         5/2/82               The Elizabeth Moies Smith Trust                        Monterey Fairgrounds
- ------------------------------------------------------------------------------------------------------------------------------
99.         7/23/62              Co-owners of the Company                               Travelodge at Fisherman's
                                                                                        Wharf
- ------------------------------------------------------------------------------------------------------------------------------

- --------
*        The joint venture agreement was not executed by the parties.  The parties are currently acting in accordance with the terms thereof.

NYL3/145204.1

                                    EXHIBIT C

                                                   Location: Jamaica, New York
                                                   Entity No.
                                                   Unit No.:


                        RAMADA FRANCHISE SYSTEMS, INC.
                               LICENSE AGREEMENT

      THIS LICENSE AGREEMENT ("Agreement"), dated _______________, 19___, is between RAMADA FRANCHISE SYSTEMS, INC., a Delaware corporation ("we", "our" or "us"), and Forte Hotels, Inc., a Delaware corporation ("you"). The definitions of capitalized terms are found in Appendix A. In consideration of the following mutual promises, the parties agree as follows:

1. License. We acquired from Franchise Systems Holdings, Inc. ("FSH") pursuant to the Master License Agreements the right to use and to sublicense certain trade names, trademarks and service marks including the Marks and the distinctive Ramada System for providing transient guest lodging services to the public under the "RAMADA" name and certain services to its licensees, including the Reservation System, advertising, marketing and training services. We have the exclusive right to license and franchise to you the distinctive "Ramada" System for providing transient guest lodging services. We grant to you and you accept the License, effective and commencing on the Opening Date and ending on the earliest to occur of the Term's expiration, a Transfer or a Termination. You will call the Facility a "Ramada Plaza Hotel." You may adopt additional or secondary designations for the Facility with our prior written consent, which we may withhold, condition, or withdraw on written notice in our sole discretion.

2.  Ramada Inns National Association.

2.1 Membership. You automatically become a member of the Ramada Inns National Association ("RINA"), an unincorporated association. Other Chain licensees are also members of RINA. RINA may consider and discuss common issues relating to advertising and operation of facilities in the System and, through its Executive Committee, make recommendations to us regarding such issues and other matters.

2.2 Annual Conference. A RINA conference is held each year. The conference date and location will be determined by the RINA Executive Committee after consultation with us. You will pay not less than one "Conference Registration Fee" for each Facility you own. When you pay the Conference Registration Fee, you may send your representative to the conference. Additional Facility representatives may attend subject to conference policies and after payment of an additional Conference Registration Fee for each such additional attendee. You will pay the costs of

C/M  11752.0003
transportation, lodging and meals (except those we provide as part of the Conference) for your attendees.

3. Your Improvement and Operating Obligations. Your obligations to improve, operate and maintain the Facility are:

3.1 Improvements. You must select and acquire the Location and acquire, equip and supply the Facility in accordance with System Standards. You must provide us with proof that you own or lease the Facility before or within 30 days after the Effective Date. You must begin renovation of the Facility no later than thirty (30) days after the Effective Date. The deadline for completing the pre-opening phase of conversion and renovation, when the Facility must score at least 450 points (or equivalent) under our quality assurance inspection system and be ready to open for business under the System, is ninety (90) days after the Effective Date. All renovations will comply with System Standards, any Approved Plans, Schedule B and any Punch List attached to this Agreement. Your general contractor or you must carry the insurance required under this Agreement during renovation. You must complete the pre-opening renovation specified on the Punch List and the Facility must pass its pre-opening quality assurance inspection with a score of at least 450 points (or equivalent) before we consider the Facility to be ready to open under the System. You must continue renovation and improvement of the Facility after the Opening Date as the Punch List requires and pass a post-opening quality assurance inspection within nine (9) months after the Opening Date. We may, in our sole discretion, terminate this Agreement by giving written notice to you (subject to applicable law) if (1) you do not commence or complete the pre-opening or post-opening improvements of the Facility by the dates specified in this Section, or (2) you prematurely identify the Facility as a Chain Facility or begin operation under the System name described in Schedule B in violation of Section 3.3 and you fail to either complete the pre-opening Improvement Obligation or cease operating and/or identifying the Facility under the Marks and System within five days after we send you written notice of default. Time is of the essence for the Improvement Obligation. We may, however, in our sole discretion, grant one or more extensions of time to perform any phase of the Improvement Obligation. You will pay us a non-refundable extension fee of $2.00 per room for each day of any extension of the deadline for completing pre-opening improvements. This fee will be payable to us after each 30 days of the extension. You will pay us the balance of the extension fee outstanding when the Facility opens under the System 10 days after the Opening Date. The grant of an extension will not waive any other default existing at the time the extension is granted.

3.2 Improvement Plans. You will create plans and specifications for the work described in Section 3.1 (based upon the System

                                    -2-
C/M  11752.0003 3650

Standards and this Agreement) if we so request and submit them for our approval before starting improvement of the Location. We will not unreasonably withhold or delay our approval, which is intended only to test compliance with System Standards, and not to detect errors or omissions in the work of your architects, engineers, contractors or the like. Our review does not cover technical, architectural or engineering factors, or compliance with federal, state or local laws, regulations or code requirements. We will not be liable to your lenders, contractors, employees, guests, others or you on account of our review or approval of your plans, drawings or specifications, or our inspection of the Facility before, during or after renovation or construction. Any material variation from the Approved Plans requires our prior written approval. You will promptly provide us with copies of permits, job progress reports, and other information as we may reasonably request. We may inspect the work while in progress without prior notice.

3.3 Pre-Opening. You may identify the Facility as a Chain Facility prior to the Opening Date, or commence operation of the Facility under a Mark and using the System, only after first obtaining our approval or as permitted under and strictly in accordance with the System Standards Manual. If you identify the Facility as a Chain Facility or operate the Facility under a Mark before the Opening Date without our express written consent, then in addition to our remedies under Sections 3.1 and 11.2, you will begin paying the Royalty to us, as specified in Section 7.1, from the date you identify or operate the Facility using the Mark. We may delay the Opening Date until you pay the Royalty accruing under this Section.

3.4 Operation. You will operate and maintain the Facility continuously after the Opening Date on a year-round basis as required by System Standards and offer transient guest lodging and other related services of the Facility (including those specified on Schedule B) to the public in compliance with the law and System Standards. You will keep the Facility in a clean, neat, and sanitary condition. You will clean, repair, replace, renovate, refurbish, paint, and redecorate the Facility and its FF&E as and when needed to comply with System Standards. The Facility will be managed by either a management company or an individual manager with significant training and experience in general management of similar lodging facilities. The Facility will accept payment from guests by all credit and debit cards we designate in the System Standards Manual. You may add to or discontinue the amenities, services and facilities described in Schedule B, or lease or subcontract any service or portion of the Facility, only with our prior written consent which we will not unreasonably withhold or delay. Your front desk operation, telephone system, parking lot, swimming pool and other guest service facilities may not be shared with or used by guests of another lodging or housing facility.

                                    -3-
C/M  11752.0003 365014.1

3.5 Training. You (or a person with executive authority if you are an entity) and the Facility's general manager will attend the training programs described in Section 4.1 we designate as mandatory for licensees or general managers, respectively. You will train or cause the training of all Facility personnel as and when required by System Standards and this Agreement. You will pay for all travel, lodging, meals and compensation expenses of the people you send for training programs, the cost of training materials and other reasonable charges we may impose for training under Section 4.1, and all travel, lodging, meal and facility and equipment rental expenses of our representatives if training is provided at the Facility.

3.6 Marketing. You will participate in System marketing programs, including the Directory and the Reservation System. You will obtain and maintain the computer and communications service and equipment we specify to participate in the Reservation System. You will comply with our rules and standards for participation, and will honor reservations and commitments to guests and travel industry participants. You may implement, at your option and expense, your own local advertising. Your advertising materials must use the Marks correctly, and must comply with System Standards or be approved in writing by us prior to publication. You will stop using any non-conforming, out-dated or misleading advertising materials if we so request.


3.6.1 You will participate in any regional marketing, training or management alliance or cooperative of Chain licensees formed to serve the Chain Facilities in your area. We may assist the cooperative collect contributions. You may be excluded from cooperative programs and benefits if you don't participate in all cooperative programs according to their terms, including making payments and contributions when due.

3.7 Governmental Matters. You will obtain as and when needed all governmental permits, licenses and consents required by law to construct, acquire, renovate, operate and maintain the Facility and to offer all services you advertise or promote. You will pay when due or properly contest all federal, state and local payroll, withholding, unemployment, beverage, permit, license, property, ad valorem and other taxes, assessments, fees, charges, penalties and interest, and will file when due all governmental returns, notices and other filings.

3.8 Inspections and Audits. You will permit our representatives to perform quality assurance inspections of the Facility and audit your financial and operating books and records (including tax returns) relating to the Facility and any related business, with or without prior notice of the inspection or audit. The inspections and audits will commence during normal business hours, although we may observe Facility operation and accounting

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activity at any time. You, the Facility staff and your other agents and employees will cooperate with our inspectors and auditors in the performance of their duties. You will pay us any underpayment of, and we will pay you or credit your Recurring Fee account for any overpayment of, Recurring Fees discovered by an audit. You will pay the reasonable travel, lodging and meal expenses of our reinspection or audit and any reinspection fee we may impose if the Facility does not pass an inspection, you refuse to cooperate with our auditors or inspectors, or the audit reveals that you paid us less than 97% of the correct amount of Recurring Fees. We may publish or disclose the results of quality assurance inspections.

3.9 Reports and Accounting. You will prepare and submit timely monthly reports containing the information we require about the Facility's performance during the preceding month. You will prepare and submit other reports and information about the Facility as we may reasonably request from time to time or in the System Standards Manual. You will maintain accounting books and records in accordance with generally accepted accounting principles and the American Hotel & Motel Association Uniform System of Accounts for Hotels, as amended, subject to this Agreement and other reasonable accounting standards we may specify from time to time. You will prepare and submit to us if we so request your annual and semiannual financial statements. We do not require that your financial statements be independently audited, but you will send us a copy of your audited statements if you have them audited and we ask for them.

3.10 Insurance. You will obtain and maintain during the Term of this Agreement the insurance coverage required under the System Standards Manual from insurers meeting the standards established in the Manual. Unless we instruct you otherwise, your liability insurance policies will name Ramada Franchise Systems, Inc. and HFS Incorporated as additional insureds.

3.11 Conferences. You or your representative will attend each annual RINA conference and pay the Conference Registration Fee described in Section 2.2. Mandatory recurrent training for licensees and general managers described in
Section 4.1.3 may be held at a RINA conference. The Fee will be the same for all Chain Facilities that we license in the United States. You will receive reasonable notice of a Chain conference.

3.12 Purchasing. You will purchase or obtain certain items we designate as proprietary or that bear Marks from suppliers we approve. You may purchase any other items for the Facility from any competent source you select, so long as the items meet or exceed System Standards.

3.13 Good Will. You will use reasonable efforts to protect, maintain and promote the name "Ramada" and its distinguishing

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characteristics, and the other Marks. You will not permit or allow your officers, directors, principals, employees, representatives, or guests of the Facility to engage in conduct which is unlawful or damaging to the good will or public image of the Chain or System. You will participate in Chain-wide guest service and satisfaction guaranty programs we require in good faith for all Chain Facilities. You will follow System Standards for identification of the Facility and for you to avoid confusion on the part of guests, creditors, lenders, investors and the public as to your ownership and operation of the Facility, and the identity of your owners.

3.14 Facility Modifications. You may materially modify, diminish or expand the Facility (or change its interior design, layout, FF&E, or facilities) only after you receive our prior written consent, which we will not unreasonably withhold or delay. You will pay our Rooms Addition Fee then in effect for each guest room you add to the Facility. If we so request, you will obtain our prior written approval of the plans and specifications for any material modification, which we will not unreasonably withhold or delay. You will not open to the public any material modification until we inspect it for compliance with the Approved Plans and System Standards.

3.15 Courtesy Lodging. You will provide lodging at the "Employee Rate" established in the System Standards Manual from time to time (but only to the extent that adequate room vacancies exist) to our representatives traveling on business, but not more than three standard guest rooms at the same time.

3.16 Minor Renovations. Beginning three years after the Opening Date, we may issue a "Minor Renovation Notice" to you that will specify reasonable Facility upgrading and renovation requirements (a "Minor Renovation") to be commenced no sooner than 60 days after the notice is issued, having an aggregate cost for labor, FF&E and materials estimated by us to be not more than the Minor Renovation Ceiling Amount. You will perform the Minor Renovations as and when the Minor Renovation Notice requires. We will not issue a Minor Renovation Notice within three years after the date of a prior Minor Renovation Notice, or if the three most recent quality assurance inspection scores of the Facility averaged at least 450 points or equivalent and the most recent quality assurance inspection score for the Facility was at least 425 points or equivalent when the Facility is otherwise eligible for a Minor Renovation.

4. Our Operating and Service Obligations. We will provide you with the following services and assistance:

4.1 Training. We will offer general manager training, property opening, recurrent training and supplemental training.


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4.1.1 Management Training. Between 60 days before and six months after the projected Opening Date, we will offer at a location in the United States we designate, and the Facility general manager must complete a training program to our satisfaction. The training program will not exceed two weeks in duration and will cover such topics as System Standards, services available from us, and operating a Chain Facility. We may charge you a reasonable fee for materials for each manager trainee. Each manager's training program may vary depending on his or her prior training and experience. Any replacement general manager of the Facility must complete the training program within the time specified in the System Standards Manual. No tuition will be charged for your first participation in this training but you must pay for your representative's travel, lodging, meals, incidental expenses, compensation and benefits. We may charge you reasonable tuition for training for replacement managers.

4.1.2 Property Opening Training. We will provide at the Facility or another agreed location, a "Property Training Program" (at our discretion as to length and scheduling) to assist you in opening the Facility. There is no charge for the Property Training Program other than for the reasonable expenses for travel, room, board and other out-of-pocket costs of our representatives.


4.1.3 Recurrent Training. We will provide training for you and the Facility's managers if we determine that additional training for licensees and managers is necessary from time to time. Training will be held in our U.S. training center or other locations, or in conjunction with regional workshops or conferences. You will pay for your representative's travel, lodging, meals, incidental expenses, compensation and benefits for this training. We may charge reasonable tuition for refresher courses and regional workshops. This training may be held in conjunction with a Chain conference.

4.1.4 Supplemental Training. We may offer optional training programs without charge or for tuition. We may offer or sell to you video tapes, computer discs or other on-site training aids and materials, or require you to buy them at reasonable prices.

4.1.5 We may charge you a reasonable cancellation fee if you cancel your training program commitments or reservations within 30 days (or such shorter period as we may specify) before the start of any training program at which you or your representative has a reservation. We may charge you tuition for your representatives to attend mandatory sessions other than those people we require to attend the training and fees for instructional materials.


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4.2 Reservation System. We will operate and maintain (directly or by subcontracting with an affiliate or one or more third parties), with funds allocated from the collections of the RINA Services Assessment Fee, a computerized Reservation System or such technological substitute(s) as we determine, in our discretion. We will use the allocated RINA Services Assessment Fees for the acquisition, development, support, equipping, maintenance, improvement and operation of the Reservation System. We will provide software maintenance for the software we license to you to connect to the Reservation System if your Recurring Fee payments are up to date. The Facility will participate in the Reservation System, commencing with the Opening Date for the balance of the Term. We have the right to provide reservation services to lodging facilities other than Chain Facilities or to other parties. We will not offer callers to our general consumer toll free reservation telephone number in the United States the opportunity to make reservations for other lodging chains.

4.3  Marketing.

4.3.1 We will promote public awareness and usage of Chain Facilities with funds allocated from collections of the RINA Services Assessment Fees by implementing advertising, promotion, publicity, market research and other marketing programs, training programs and related activities, and the production and distribution of Chain publications and directories of hotels. We will determine in our discretion: (i) The nature and type of media placement; (ii) The allocation (if any) among international, national, regional and local markets; and (iii) The nature and type of advertising copy, other materials and programs. We or an affiliate may be reimbursed for the reasonable direct and indirect costs, overhead or other expenses of providing marketing services. We are not obligated to supplement or advance funds available from collections of the RINA Services Assessment Fees to pay for marketing activities. We do not promise that the Facility or you will benefit directly or proportionately from marketing activities.

4.3.2 We may, at our discretion, implement special international, national, regional or local promotional programs (which may or may not include the Facility) and may make available to you (to use at your option) media advertising copy and other marketing materials for prices which reasonably cover the materials' direct and indirect costs.

4.3.3 We will publish the Chain Directory. We will include the Facility in the Chain Directory after it opens if you submit the information we request on time, and you are not in default under this Agreement at the time we must arrange for publication. We will supply Directories to you for display at locations specified in the System Standards Manual or policy statements. We may assess you a reasonable charge for the direct and indirect

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expenses (including overhead) of producing and delivering the
Directories.

4.4 Purchasing. We may offer optional assistance to you with purchasing items used at or in the Facility. Our affiliates may offer this service on our behalf. We may restrict the vendors authorized to sell proprietary or Mark-bearing items in order to control quality, provide for consistent service or obtain volume discounts. We will maintain and provide to you lists of suppliers approved to furnish Mark-bearing items, or whose products conform to System Standards.

4.5 The System. We will control and establish requirements for all aspects of the System. We may, in our discretion, change, delete from or add to the System, including any of the Marks or System Standards, in response to changing market conditions. We may, in our discretion, permit deviations from System Standards, based on local conditions and our assessment of the circumstances.

4.6 Consultations and Standards Compliance. We will assist you to understand your obligations under System Standards by telephone, mail, during quality assurance inspections, through the System Standards Manual, at training sessions and during conferences and meetings we conduct. We will provide telephone and mail consultation on Facility operation and marketing through our representatives.

4.7 System Standards Manual and Other Publications. We will specify System Standards in the System Standards Manual, policy statements or other publications. We will lend you one copy of the System Standards Manual promptly after we sign this Agreement. We will send you any System Standards Manual revisions and/or supplements as and when issued. We will send you all other publications for Chain licensees and all separate policy statements in effect from time to time.

4.8 Inspections and Audits. We have the unlimited right to conduct unannounced quality assurance inspections of the Facility and its operations, records and Mark usage to test the Facility's compliance with System Standards and this Agreement, and the audits described in Section 3.8. We have the unlimited right to reinspect if the Facility does not achieve the score required on an inspection. We may impose a reinspection fee and will charge you for our reasonable costs of travel, lodging and meals for any reinspection, or for an audit if you pay less than 97% of the correct amount of Recurring Fees. Our inspections are solely for the purposes of checking compliance with System Standards.

5. Term. The Term begins on the Effective Date and expires on the day prior to the fifteenth anniversary of the Opening Date.
Some of your duties and obligations will survive termination or

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expiration of this Agreement. You will execute and deliver to us with this
Agreement a notarized Declaration of License Agreement in recordable form. We will countersign and return one copy of the Declaration to you. We may, at our option, record the Declaration in the real property records of the county where the Facility is located. The Declaration will be released at your request and expense when this Agreement terminates or expires and you perform your post-termination obligations. NEITHER PARTY HAS RENEWAL RIGHTS OR OPTIONS.

6. Application and Initial Fees. The application fee and initial fee shall be waived.

7.  Recurring Fees, Taxes and Interest.

7.1 You will pay us certain "Recurring Fees" in U.S. dollars (or such other currency as we may direct if the Facility is outside the United States) fifteen days after the month in which they accrue, without billing or demand. Recurring Fees include the following:

7.1.1 A "Royalty" equal to four percent (4.0%) of Gross Room Revenues of the Facility accruing during the calendar month, accrues from the earlier of the Opening Date or the date you identify the Facility as a Chain Facility or operate it under a Mark until the end of the Term.

7.1.2 A "RINA Services Assessment Fee" as set forth in Schedule C for advertising, marketing, training, the Reservation System and other related services and programs, accrues from the Opening Date until the end of the Term. On behalf of RINA, we collect and deposit the Fees from licensees, then disburse and administer the funds collected by means of a separate account or accounts. The RINA Services Assessment Fee is subject to change for all Chain Facilities, and new fees and charges may be assessed for new services, by substituting a new Schedule C or otherwise, but only upon the recommendation of the RINA Executive Committee and after our approval. You will also pay or reimburse us for travel agent commissions paid for reservations at the Facility and other fees levied to pay for reservations for the Facility originated or processed through other reservation systems and networks. We may charge a reasonable service fee for this service. We may charge Facilities using the Reservation System outside the United States for reservation service using a different formula. We may use the RINA Services Assessment Fees we collect, in whole or in part, to reimburse our reasonable direct and indirect costs, overhead or other expenses of providing marketing, training and reservation services.

7.2 You will pay to us "Taxes" equal to any federal, state or local sales, gross receipts, use, value added, excise or similar taxes assessed against us on the Recurring Fees by the

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jurisdictions where the Facility is located, but not including any income tax, franchise or other tax for the privilege of doing business by us in your State. You will pay Taxes to us when due.

7.3 "Interest" is payable when you receive our invoice on any past due amount payable to us under this Agreement at the rate of 1.5% per month or the maximum rate permitted by applicable law, whichever is less, accruing from the due date until the amount is paid.

7.4 If a transfer occurs, your transferee or you will pay us our then current Application Fee and a "Relicense Fee" equal to the Initial Fee we would then charge a new licensee for the Facility.

8.  Indemnifications.

8.1 Independent of your obligation to procure and maintain insurance, you will indemnify, defend and hold the Indemnitees harmless, to the fullest extent permitted by law, from and against all Losses and Expenses, incurred by any Indemnitee for any investigation, claim, action, suit, demand, administrative or alternative dispute resolution proceeding, relating to or arising out of any transaction, occurrence or service at, or involving the operation of the Facility, any breach or violation of any contract or any law, regulation or ruling by, or any act, error or omission (active or passive) of, you, any party associated or affiliated with you or any of the owners, officers, directors, employees, agents or contractors of you or your affiliates, including when the active or passive negligence of any Indemnitee is alleged or proven. You have no obligation to indemnify an Indemnitee for damages to compensate for property damage or personal injury if a court of competent jurisdiction makes a final decision not subject to further appeal that the Indemnitee engaged in wilful misconduct or intentionally caused such property damage or bodily injury. This exclusion from the obligation to indemnify shall not, however, apply if the property damage or bodily injury resulted from the use of reasonable force by the Indemnitee to protect persons or property.

8.2 You will respond promptly to any matter described in the preceding paragraph, and defend the Indemnitee. You will reimburse the Indemnitee for all costs of defending the matter, including attorneys' fees, incurred by the Indemnitee if your insurer or you do not assume defense of the Indemnitee promptly when requested. We must approve any resolution or course of action in a matter that could directly or indirectly have any adverse effect on us or the Chain, or could serve as a precedent for other matters.

8.3 We will indemnify, defend and hold you harmless, to the fullest extent permitted by law, from and against all Losses and Expenses incurred by you in any action or claim arising from your

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proper use of the System alleging that your use of the System and any property we license to you is an infringement of a third party's rights to any trade secret, patent, copyright, trademark, service mark or trade name. You will promptly notify us in writing when you become aware of any alleged infringement or an action is filed against you. You will cooperate with our defense and resolution of the claim. We may resolve the matter by obtaining a license of the property for you at our expense, or by requiring that you discontinue using the infringing property or modify your use to avoid infringing the rights of others.

9.  Your Assignments, Transfers and Conveyances.

9.1 Transfer of the Facility. This Agreement is personal to you (and your owners if you are an entity). We are relying on your experience, skill and financial resources (and that of your owners and the guarantors, if any) to sign this Agreement with you. You may finance the Facility and grant a lien, security interest or encumbrance on it without notice to us or our consent. If a Transfer is to occur, the transferee or you must comply with Section 9.3. Your License terminates when the Transfer occurs. If the transferee does not sign a replacement license agreement with us before you give the transferee ownership or possession of the Facility, then the License terminates when you transfer ownership or possession of the Facility. The transferee may not operate the Facility under the System, and you are responsible for performing the post-termination obligations in Section 13. You and your owners may, only with our prior written consent and after you comply with Sections 9.3 and 9.6, assign, pledge, transfer, delegate or grant a security interest in all or any of your rights, benefits and obligations under this Agreement, as security or otherwise. Transactions involving Equity Interests that are not Equity Transfers do not require our consent and are not Transfers.

9.2 Public Offerings and Registered Securities. You may engage the first registered public offering of your Equity Interests only after you pay us a public offering fee equal to $15,000. Your Equity Interests (or those of a person, parent, subsidiary, sibling or affiliate entity, directly or indirectly effectively controlling you), are freely transferable without the application of this Section if they are, on the Effective Date, or after the public offering fee is paid, they become, registered under the federal Securities Act of 1933, as amended, or a class of securities registered under the Securities Exchange Act of 1934, as amended, or listed for trading on a national securities exchange or the automated quotation system of the National Association of Securities Dealers, Inc. (or any successor system), provided that any tender offer for at least a majority of your Equity Interests will be an Equity Transfer subject to Section 9.1.


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9.3 Conditions. We may, to the extent permitted by applicable law, condition and withhold our consent to a Transfer when required under this Section 9 until the transferee and you meet certain conditions. If a Transfer is to occur, the transferee (or you, if an Equity Transfer is involved) must first complete and submit our Application, qualify to be a licensee in our sole discretion, given the circumstances of the proposed Transfer, provide the same supporting documents as a new license applicant, pay the Application and Relicense Fees then in effect, sign the form of License Agreement we then offer in conversion transactions and agree to renovate the Facility as if it were an existing facility of similar age and condition converting to the System, as we reasonably determine. We will provide a Punch List of improvements we will require after the transferee's Application is submitted to us. We must also receive general releases from you and each of your owners, and payment of all amounts then owed to us and our affiliates by you, your owners, your affiliates, the transferee, its owners and affiliates, under this Agreement or otherwise. Our consent to the transaction will not be effective until these conditions are satisfied.

9.4 Permitted Transferee Transactions. You may transfer an Equity Interest or effect an Equity Transfer to a Permitted Transferee without obtaining our consent, renovating the Facility or paying a Relicense Fee or Application Fee. No Transfer will be deemed to occur. You also must not be in default and you must comply with the application and notice procedures specified in Sections
9.3 and 9.6. Each Permitted Transferee must first agree in writing to be bound by this Agreement, or at our option, execute the License Agreement form then offered prospective licensees. No transfer to a Permitted Transferee shall release a living transferor from liability under this Agreement or any guarantor under any Guaranty of this Agreement. You must comply with this
Section if you transfer the Facility to a Permitted Transferee. A transfer resulting from a death may occur even if you are in default under this Agreement.

9.5 Attempted Transfers. Any transaction requiring our consent under this
Section 9 in which our consent is not first obtained shall be void, as between you and us. You will continue to be liable for payment and performance of your obligations under this Agreement until we terminate this Agreement, all your financial obligations to us are paid and all System identification is removed from the Facility.

9.6 Notice of Transfers. You will give us at least 30 days prior written notice of any proposed Transfer or Permitted Transferee transaction. You will notify us when you sign a contract to Transfer the Facility and 10 days before you intend to close on the transfer of the Facility. We will respond to all requests for our consent and notices of Permitted Transferee transactions within a reasonable time not to exceed 30 days. You

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will notify us in writing within 30 days after a change in ownership of 25% or more of your Equity Interests that are not publicly held or that is not an Equity Transfer, or a change in the ownership of the Facility if you are not its owner. You will provide us with lists of the names, addresses, and ownership percentages of your owner(s) at our request.

10. Our Assignments. We may assign, delegate or subcontract all or any part of our rights and duties under this Agreement, including by operation of law, without notice and without your consent. We will have no obligations to you after you are notified that our transferee has assumed our obligations under this Agreement except those that arose before we assign this Agreement.

11.  Default and Termination.

11.1 Default. In addition to the matters identified in Section 3.1, you will be in default under this Agreement if (a) you do not pay us when a payment is due, (b) you do not perform any of your other obligations when this Agreement and the System Standards Manual require, or (c) if you otherwise breach this Agreement. If your default is not cured within ten days after you receive written notice from us that you have not filed your monthly report, paid us any amount that is due or breached your obligations regarding Confidential Information, or within 30 days after you receive written notice from us of any other default (except as noted below), then we may terminate this Agreement by written notice by you, under Section 11.2. We will not exercise our right to terminate if you have completely cured your default, or until any waiting period required by law has elapsed. In the case of quality assurance default, if you have acted diligently to cure the default but cannot do so and have entered into a written improvement agreement with us within 30 days after the failing inspection, you may cure the default within 90 days after the failing inspection. We may terminate the License if you do not perform that improvement agreement.

11.2 Termination. We may terminate the License, or this Agreement if the Opening Date has not occurred, effective when we send written notice to you or such later date as required by law or as stated in the default notice, when
(1) you do not cure a default as provided in Section 11.1 or we are authorized to terminate under Section 3.1. (2) you discontinue operating the Facility as a "Ramada", (3) a guarantor on whom we are relying to enter into this Agreement dies or becomes incapacitated, (4) you lose possession or the right to possession of the Facility, (5) you (or any guarantor) suffer the termination of another license or franchise agreement with us or one of our affiliates, (6) you intentionally maintain false books and records or submit a materially false report to us, (7) you (or any guarantor) generally fail to pay debts as they come due in the ordinary

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course of business, (8) you, any guarantor or any of your owners or agents misstated to us or omitted to tell us a material fact to obtain or maintain this Agreement with us, (9) you receive two or more notices of default from us in any one year period (whether or not you cure the defaults), (10) a violation of Section 9 occurs, or a Transfer occurs before the relicensing process is completed, (11) you contest in court the ownership or right to franchise or license all or any part of the System or the validity of any of the Marks, (12) you, any guarantor or the Facility is subject to any voluntary or involuntary bankruptcy, liquidation, dissolution, receivership, assignment, reorganization, moratorium, composition or a similar action or proceeding that is not dismissed within 60 days after its filing, or (13) you maintain or operate the Facility in a manner that endangers the health or safety of the Facility's guests.

11.3  Casualty and Condemnation.

11.3.1 You will notify us promptly after the Facility suffers a Casualty that prevents you from operating in the normal course of business, with less than 75% of guest rooms available. You will give us information on the availability of guest rooms and the Facility's ability to honor advance reservations. You will tell us in writing within 60 days after the Casualty whether or not you will restore, rebuild and refurbish the Facility to conform to System Standards and its condition prior to the Casualty. This restoration will be completed within 180 days after the Casualty. You may decide within the 60 days after the Casualty, and if we do not hear from you, we will assume that you have decided, to terminate this Agreement, effective as of the date of your notice or 60 days after the Casualty, whichever comes first. If this Agreement so terminates, you will pay all amounts accrued prior to termination and follow the post-termination requirements in Section 13. You will not be obligated to pay Liquidated Damages if the Facility will no longer be used as an extended stay or transient lodging facility after the Casualty.

11.3.2 You will notify us in writing within 10 days after you receive notice of any proposed Condemnation of the Facility, and within 10 days after receiving notice of the Condemnation date. This Agreement will terminate on the date the Facility or a substantial portion is conveyed to or taken over by the condemning authority.

11.4 Our Other Remedies. We may suspend the Facility from the Reservation System for any default or failure to pay or perform under this Agreement, discontinue Reservation System referrals to the Facility for the duration of such suspension, and may divert previously made reservations to other Chain Facilities after giving notice of non-performance, non-payment or default. We may deduct points under our quality assurance inspection program for your failure to comply with this Agreement or System Standards.

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Reservation service will be restored after you have fully cured any and all defaults and failures to pay and perform. We may omit the Facility from the Directory if you are in default on the date we must determine which Chain Facilities are included in the Directory. You recognize that any use of the System not in accord with this Agreement will cause us irreparable harm for which there is no adequate remedy at law, entitling us to injunctive and other relief. We may litigate to collect amounts due under this Agreement without first issuing a default or termination notice. Our consent or approval may be withheld if needed while you are in default under this Agreement or may be conditioned on the cure of all your defaults.

11.5 Your Remedies. If we fail to issue our approval or consent as and when required under this Agreement within a reasonable time of not less than 30 days after we receive all of the information we request, and you believe our refusal to approve or consent is wrongful, you may bring a legal action against us to compel us to issue our approval or consent to the obligation. To the extent permitted by applicable law, this action shall be your exclusive remedy. We shall not be responsible for direct, indirect, special, consequential or exemplary damages, including, but not limited to, lost profits or revenues.

12.  Liquidated Damages.

12.1 Generally. If we terminate the License under Section 11.2, or you terminate this Agreement (except under Section 11.3 or as a result of our default which we do not cure within a reasonable time after written notice), you will pay us within 30 days following the date of termination, as Liquidated Damages, an amount equal to the sum of accrued Royalties and RINA Services Assessment Fees during the immediately preceding 24 full calendar months (or the number of months remaining in the unexpired Term at the date of termination, whichever is less). If the Facility has been open for less than 24 months, then the amount shall be the average monthly Royalties and RINA Services Assessment Fees since the Opening Date multiplied by 24. You will also pay any applicable Taxes assessed on such payment. Liquidated Damages will not be less than the product of $2,000.00 multiplied by the number of guest rooms in the Facility. If we terminate this Agreement under Section 3 before the Opening Date, you will pay us within 10 days after you receive our notice of termination Liquidated Damages equal to one-half the amount payable for termination under Section 11.2. Liquidated Damages are paid in place of our claims for lost future Recurring Fees under this Agreement. Our right to receive other amounts due under this Agreement is not affected.

12.2 Condemnation Payments. In the event a Condemnation is to occur, you will pay us the fees set forth in Section 7 for a period of one year after we receive the initial notice of

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condemnation described in Section 11.3.2, or until the Condemnation occurs, whichever is longer. You will pay us Liquidated Damages equal to the average daily Royalties and RINA Services Assessment Fees for the one year period preceding the date of your condemnation notice to us multiplied by the number of days remaining in the one year notice period if the Condemnation is completed before the one year notice period expires. This payment will be made within 30 days after Condemnation is completed (when you close the Facility or you deliver it to the condemning authority). You will pay no Liquidated Damages if the Condemnation is completed after the one year notice period expires, but the fees set forth in Section 7 must be paid when due until Condemnation is completed.

13. Your Duties At and After Termination. When the License or this Agreement terminates for any reason whatsoever:

13.1 System Usage Ceases. You will immediately stop using the System to operate and identify the Facility. You will remove all signage and other items bearing any Marks and follow the other steps detailed in the System Standards Manual for changing the identification of the Facility. You will promptly paint over or remove the Facility's distinctive System trade dress, color schemes and architectural features.

13.2 Other Duties. You will pay all amounts owed to us under this Agreement within 10 days after termination. You will owe us Recurring Fees on Gross Room Revenues accruing while the Facility is identified as a "Ramada", including the RINA Services Assessment Fees for so long as the Facility receives service from the Reservation System. We may immediately remove the Facility from the Reservation System and divert reservations as authorized in Section 11.4. We may also, to the extent permitted by applicable law, and without prior notice enter the Facility and any other parcels, remove software (including archive and back-up copies) for accessing the Reservation System, all copies of the System Standards Manual, Confidential Information, equipment and all other personal property of ours, and paint over or remove and purchase for $10.00, all or part of any interior or exterior Mark-bearing signage (or signage face plates), including billboards, whether or not located at the Facility, that you have not removed or obliterated within five days after termination. You will promptly pay or reimburse us for our cost of removing such items, net of the $10.00 purchase price for signage. We will exercise reasonable care in removing or painting over signage. We will have no obligation or liability to restore the Facility to its condition prior to removing the signage. We shall have the right, but not the obligation, to purchase some or all of the Facility's Mark-bearing FF&E and supplies at the lower of their cost or net book value, with the right to set off their aggregate purchase price against any sums then owed us by you.


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13.3 Advance Reservations. The Facility will honor any advance reservations, including group bookings, made for the Facility prior to termination at the rates and on the terms established when the reservations are made and pay when due all related travel agent commissions.

13.4 Survival of Certain Provisions. Sections 3.8, 3.9, 3.13, 7, 8, 11.4, 12, 13, 15, 16 and 17 survive termination of the License and this Agreement, whether termination is initiated by you or us, even if termination is wrongful.

14. Your Representations and Warranties. You expressly represent and warrant to us as follows:

14.1 Quiet Enjoyment and Financing. You own, or will own prior to commencing improvement, or lease, the Location and the Facility. You will be entitled to possession of the Location and the Facility during the entire Term without restrictions that would interfere with your performance under this Agreement, subject to the reasonable requirements of any financing secured by the Facility. You have, when you sign this Agreement, and will maintain during the Term, adequate financial liquidity and financial resources to perform your obligations under this Agreement.

14.2 This Transaction. You have received, at least 10 business days prior to execution of this Agreement and making any payment to us, our current Uniform Franchise Offering Circular for prospective licensees. Neither we nor any person acting on our behalf has made any oral or written representation or promise to you that is not written in this Agreement on which you are relying to enter into this Agreement. You release any claim against us or our agents based on any oral or written representation or promise not stated in this Agreement. You and the persons signing this Agreement for you have full power and authority and have been duly authorized, to enter into and perform or cause performance of your obligations under this Agreement. You have obtained all necessary approvals of your owners, Board of Directors and lenders. Your execution, delivery and performance of this Agreement will not violate, create a default under or breach of any charter, bylaws, agreement or other contract, license, permit, indebtedness, certificate, order, decree or security instrument to which you or any of your principal owners is a party or is subject or to which the Facility is subject. Neither you nor the Facility is the subject of any current or pending merger, sale, dissolution, receivership, bankruptcy, foreclosure, reorganization, insolvency, or similar action or proceeding on the date you execute this Agreement and was not within the three years preceding such date, except as disclosed in the Application. You will submit to us the documents about the Facility, you, your owners and your finances that we request in the License

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Application (or after our review of your initial submissions) before or within
30 days after you sign this Agreement.

14.3 No Misrepresentations or Implied Covenants. All written information you submit to us about the Facility, you, your owners, any guarantor, or the finances of any such person or entity, was or will be at the time delivered and when you sign this Agreement, true, accurate and complete, and such information contains no misrepresentation of a material fact, and does not omit any material fact necessary to make the information disclosed not misleading under the circumstances. There are no express or implied covenants or warranties, oral or written, between we and you except as expressly stated in this Agreement.

15.  Proprietary Rights.

15.1 Marks and System. You will not acquire any interest in or right to use the System or Marks except under this Agreement. You will not apply for governmental registration of the Marks, or use the Marks or our corporate name in your legal name, but you may use a Mark for an assumed business or trade name filing.

15.2 Inurements. All present and future distinguishing characteristics, improvements and additions to or associated with the System by us, you or others, and all present and future service marks, trademarks, copyrights, service mark and trademark registrations used and to be used as part of the System, and the associated good will, shall be our property and will inure to our benefit. No good will shall attach to any secondary designator that you use.

15.3 Other Locations and Systems. We and our affiliates each reserve the right to own, in whole or in part, and manage, operate, use, lease, finance, sublease, franchise, license (as licensor or licensee), provide services to or joint venture (i) distinctive separate lodging or food and beverage marks and other intellectual property which are not part of the System, and to enter into separate agreements with you or others (for separate charges) for use of any such other marks or proprietary rights, (ii) other lodging, food and beverage facilities, or businesses, under the System utilizing modified System Standards, and (iii) a Chain Facility at or for any location other than the Location. There are no territorial rights or agreements between the parties. You acknowledge that we are affiliated with or in the future may become affiliated with other lodging providers or franchise systems that operate under names or marks other than the Marks. We and our affiliates may use or benefit from common hardware, software, communications equipment and services and administrative systems for reservations, franchise application procedures or committees, marketing and advertising programs, personnel, central purchasing, approved supplier lists, franchise

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



sales personnel (or independent franchise sales representatives), etc.

15.4 Confidential Information. You will take all appropriate actions to preserve the confidentiality of all Confidential Information. Access to Confidential Information should be limited to persons who need the Confidential Information to perform their jobs and are subject to your general policy on maintaining confidentiality as a condition of employment or who have first signed a confidentiality agreement. You will not permit copying of Confidential Information (including, as to computer software, any translation, decompiling, decoding, modification or other alteration of the source code of such software). You will use Confidential Information only for the Facility and to perform under this Agreement. Upon termination (or earlier, as we may request), you shall return to us all originals and copies of the System Standards Manual, policy statements and Confidential Information "fixed in any tangible medium of expression," within the meaning of the U.S. Copyright Act, as amended. Your obligations under this subsection commence when you sign this Agreement and continue for trade secrets (including computer software we license to you) as long as they remain secret and for other Confidential Information, for as long as we continue to use the information in confidence, even if edited or revised, plus three years. We will respond promptly and in good faith to your inquiry about continued protection of any Confidential Information.

15.5 Litigation. You will promptly notify us of (i) any adverse or infringing uses of the Marks (or names or symbols confusingly similar), Confidential Information or other System intellectual property, and (ii) or any threatened or pending litigation related to the System against (or naming as a party) you or us of which you become aware. We alone handle disputes with third parties concerning use of all or any part of the System. You will cooperate with our efforts to resolve these disputes. We need not initiate suit against imitators or infringers who do not have a material adverse impact on the Facility, or any other suit or proceeding to enforce or protect the System in a matter we do not believe to be material.

16.  Relationship of Parties.

16.1 Independence. You are an independent contractor. You are not our legal representative or agent, and you have no power to obligate us for any purpose whatsoever. We and you have a business relationship based entirely on and circumscribed by this Agreement. No partnership, joint venture, agency, fiduciary or employment relationship is intended or created by reason of this Agreement. You will exercise full and complete control over and have full responsibility for your contracts, daily operations, labor relations, employment practices and policies, including,

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but not limited to, the recruitment, selection, hiring, disciplining, firing, compensation, work rules and schedules of your employees.

16.2 Joint Status. If you comprise two or more persons or entities (notwithstanding any agreement, arrangement or understanding between or among such persons or entities) the rights, privileges and benefits of this Agreement may only be exercised and enjoyed jointly. The liabilities and responsibilities under this Agreement will be the joint and several obligations of all such persons or entities.

16.3 FSH Rights. In the event our rights to (i) any of the Marks or the Ramada System shall be terminated pursuant to the Master License Agreements (other than as a result of a purchase option we exercise as set forth therein), or
(ii) we liquidate, dissolve or otherwise cease to do business, then FSH or its assignee shall have the right to succeed to all of our rights in, to and under this Agreement and any other agreements between you and us entered into pursuant to this Agreement, and in such event FSH or its assignee shall be obligated to perform our duties and assume all of our obligations under any such agreements.

17.  Legal Matters.

17.1 Partial Invalidity. If all or any part of a provision of this Agreement violates the law of your state (if it applies), such provision or part will not be given effect. If all or any part of a provision of this Agreement is declared invalid or unenforceable, for any reason, or is not given effect by reason of the prior sentence, the remainder of the Agreement shall not be affected. However, if in our judgment the invalidity or ineffectiveness of such provision or part substantially impairs the value of this Agreement to us, then we may at any time terminate this Agreement by written notice to you without penalty or compensation owed by either party.

17.2 Waivers, Modifications and Approvals. If we allow you to deviate from this Agreement, we may insist on strict compliance at any time after written notice. Our silence or inaction will not be or establish a waiver, consent, course of dealing, implied modification or estoppel. All modifications, waivers, approvals and consents of or under this Agreement by us must be in writing and signed by our authorized representative to be effective.

17.3 Notices. Notices will be effective if in writing and delivered by facsimile transmission with confirmation original sent by first class mail, postage prepaid, by delivery service, with proof of delivery, or by first class, prepaid certified or registered mail, return receipt requested, to the appropriate party at its address stated below or as may be otherwise

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



designated by notice. Notices shall be deemed given on the date delivered or date of attempted delivery, if refused.

Ramada Franchise Systems, Inc.:
Our address: 339 Jefferson Road, P.O. Box 278,
 Parsippany, New Jersey 07054-0278,
Attention: Vice President-Franchise Compliance:
Fax No. (201) 428-9579

Forty Hotels, Inc.:
Your address: 339 Jefferson Road,
 Parsippany, New Jersey 07054,
Attention:
Your fax No.:

17.4 Remedies. Remedies specified in this Agreement are cumulative and do not exclude any remedies available at law or in equity. The non-prevailing party will pay all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party to enforce this Agreement or collect amounts owed under this Agreement. You consent and waive your objection to the non-exclusive personal jurisdiction of and venue in the New Jersey state courts situated in Morris County, New Jersey and the United States District Court for the District of New Jersey for all cases and controversies under this Agreement or between we and you.

17.5 Miscellaneous. The Agreement will be governed by and construed under the laws of the State of New Jersey. The New Jersey Franchise Practices Act will not apply to any Facility located outside the State of New Jersey. This Agreement is exclusively for the benefit of the parties. There are no third party beneficiaries. No agreement between us and anyone else is for your benefit. The section headings in this Agreement are for convenience of reference only. We may unilaterally revise Schedule C under this Agreement. This Agreement, together with the exhibits and schedules attached, is the entire agreement (superseding all prior representations, agreements and understandings, oral or written) of the parties about the Facility.

17.6 Waiver of Jury Trial. The parties waive the right to a jury trial in any action related to this Agreement or the relationship between the licensor, the licensee, any guarantor, and their respective successors and assigns.

18. Special Stipulations. The following special stipulations apply to this Agreement and supersede any inconsistent or conflicting provisions. These are personal to you and are not transferable or assignable except to a Permitted Transferee.


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18.1 Liquidated Damages. Your Liquidated Damages payable within 15 days after termination of the License prior to expiration of the Term by Us with cause or by You without cause by either party shall be the product of the aggregate Royalties and RINA Services Assessment Fees accruing under Section 7.1 (whether or not paid and excluding travel agent commissions and GDS Fees) during the last twelve (12) months before termination, multiplied by the "Factor." If termination occurs during the first License Year, Liquidated Damages shall be calculated by taking the average of monthly payments of Royalties and RINA Services Assessment Fees, (whether or not paid and excluding travel agent commissions and GDS Fees) under this Agreement times twelve (12), then multiplying by the Factor. If the termination occurs before the end of the fourth License Year, then the Factor will be five (5). If the termination occurs during the fifth License Year, the Factor will be four (4). If the termination occurs during the sixth License Year, the Factor will be three (3). If the termination occurs after the sixth License Year, the Factor will be two (2).

18.2 Additional Transfer Rights. You and any assignee or successor of the original Licensee may assign this Agreement to, the lessee or transferee of fee simple title to the Facility upon thirty (30) days prior written notice to us at any time during the Term when you are not in default under this Agreement without payment of an application, initial or transfer fee by either you or the assignee provided that (1) the assignee completes and returns to us at least fifteen (15) days before the transfer of possession or title, whichever comes first, our standard license application, (2) the assignee is reasonably acceptable to us, (3) for a period ending on the seventh anniversary of the date of execution of this Agreement, the original Licensee remains primarily liable for the timely and full payment of the Licensee's obligations under this Agreement for the payment of liquidated damages in accordance with Section 12, and (4) the assignee assumes this Agreement by writing acceptable to and directly enforceable by us. From and after said seventh anniversary you shall have no further liability under this subparagraph.

18.3 Conversion Rights. You may terminate the License at any time without incurring Liquidated Damages or any termination fees, provided that you shall have entered into a license or franchise agreement with another subsidiary of HFS Incorporated ("HFS") providing for the operation of the Facility as part of the franchise system owned by the subsidiary, which agreement shall be in the then current standard form of license or franchise agreement being offered to prospective licensees or franchisees by the subsidiary in its then current Uniform Franchise Offering Circular for New York. Such agreement shall be modified to include liquidated damages and assignment provisions substantially the same as Sections 18.1 and 18.2

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above, after giving effect to the expiration of the period prior to such termination of this Agreement, and a Term at least equal to the unexpired portion of the original term of this Agreement. You acknowledge that neither HFS nor any subsidiary of HFS shall be obligated to enter into any license or franchise agreement with you with respect to the Facility.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first stated above.


WE:
Ramada Franchise Systems, Inc.:



By:__________________________             Attest:__________________________
         Vice President                             Assistant Secretary



YOU, as licensee:
Forte Hotels, Inc.



By:__________________________             Attest:__________________________
         (Vice) President


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                                  APPENDIX A

                                  DEFINITIONS

Agreement means this License Agreement.

Application Fee means the fee you pay when you submit your Application under
Section 6.

Approved Plans means your plans and specifications for constructing or improving the Facility initially or after opening, as approved by us under
Section 3.

Casualty means destruction or significant damage to the Facility by act of God or other event beyond your reasonable anticipation and control.

Chain means the network of Chain Facilities.

Chain Facility means a lodging facility we own, lease, manage, operate or authorize another party to operate using the System and identified by the Marks.

Condemnation means the taking of the Facility for public use by a government or public agency legally authorized to do so, permanently or temporarily, or the taking of such a substantial portion of the Facility that continued operation in accordance with the System Standards, or with adequate parking facilities, is commercially impractical, or if the Facility or a substantial portion is sold to the condemning authority in lieu of condemnation.

Conference Registration Fee means the fee charged for attendance at the annual RINA conference.

Confidential Information means any trade secrets we own or protect and other proprietary information not generally known to the lodging industry including confidential portions of the System Standards Manual or information we otherwise impart to you and your representatives in confidence. Confidential Information includes the "Standards of Operation and Design Manual" and all other System Standards manuals and documentation, including those on the subjects of employee relations, finance and administration, field operation, purchasing and marketing, the Reservation System software and applications software.

Declaration means the Declaration of License Agreement you and we sign under
Section 5.

Design Standards mean standards specified in the System Standards Manual from time to time for design, construction, renovation, modification and improvement of new or existing Chain Facilities,

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including all aspects of facility design, number of rooms, rooms mix and configuration, construction materials, workmanship, finishes, electrical, mechanical, structural, plumbing, HVAC, utilities, access, life safety, parking, systems, landscaping, amenities, interior design and decor and the like for a Chain Facility.

Directory means the general purpose directory we publish listing the names and addresses of Chain Facilities, and at our discretion, other Ramada facilities located outside the United States, Canada and Mexico.

Effective Date means the date on which we and you have executed of this Agreement, or the date we insert in the Preamble of this Agreement.

Equity Interests shall include, without limitation, all forms of equity ownership of you, including voting stock interests, partnership interests, limited liability company membership or ownership interests, joint and tenancy interests, the proprietorship interest, trust beneficiary interests and all options, warrants, and instruments convertible into such other equity interests.

Equity Transfer means any transaction in which your owners or you sell, assign, transfer, convey, pledge, or suffer or permit the transfer or assignment of, any percentage of your Equity Interests that will result in a change in control of you to persons other than those disclosed on Schedule B, as in effect prior to the transaction. Unless there are contractual modifications to your owners' rights, an Equity Transfer of a corporation or limited liability company occurs when either majority voting rights or beneficial ownership of more than 50% of the Equity Interests changes. An Equity Transfer of a partnership occurs when a newly admitted partner will be the managing, sole or controlling general partner, directly or indirectly through a change in control of the Equity Interests of an entity general partner. An Equity Transfer of a trust occurs when either a new trustee with sole investment power is substituted for an existing trustee, or a majority of the beneficiaries convey their beneficial interests to persons other than the beneficiaries existing on the Effective Date. An Equity Transfer does not occur when the Equity Interest ownership among the owners of Equity Interests on the Effective Date changes without the admission of new Equity Interest owners. An Equity Transfer occurs when you merge, consolidate or issue additional Equity Interests in a transaction which would have the effect of diluting the voting rights or beneficial ownership of your owners' combined Equity Interests in the surviving entity to less than a majority.


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Facility means the Location, together with all improvements, buildings, common areas, structures, appurtenances, facilities, entry/exit rights, parking, amenities, FF&E and related rights, privileges and properties existing at the Location on the Effective Date or afterwards.

FF&E means furniture, fixtures and equipment.

FF&E Standards means standards specified in the System Standards Manual for FF&E and supplies to be utilized in a Chain Facility.

Food and Beverage means any restaurant, catering, bar/lounge, entertainment, room service, retail food or beverage operation, continental breakfast, food or beverage concessions and similar services offered at the Facility.

Gross Room Revenues means gross revenues attributable to or payable for rentals of guest rooms at the Facility, including all credit transactions, whether or not collected, but excluding separate charges to guests for Food and Beverage, room service, telephone charges, key forfeitures and entertainment; vending machine receipts; and federal, state and local sales, occupancy and use taxes.

Improvement Obligation means your obligation to either (i) renovate and upgrade the Facility, or (ii) construct and complete the Facility, in accordance with the Approved Plans and System Standards, as described in
Section 3.

Indemnitees means us, our direct and indirect parent, subsidiary and sister corporations, and the respective officers, directors, shareholders, employees, agents and contractors, and the successors, assigns, personal representatives, heirs and legatees of all such persons or entities.

Initial Fee means the fee you are to pay for signing this Agreement as stated in Section 6.

License means the non-exclusive license to operate the type of Chain Facility described in Schedule B only at the Location, using the System and the Mark we designate in Section 1.

License Year means the one-year period beginning on the Opening Date and each subsequent anniversary of the Opening Date and ending on the day preceding the next anniversary of the Opening Date.

Liquidated Damages means the amounts payable under Section 12, set by the parties because actual damages will be difficult or impossible to ascertain on the Effective Date and the amount is a reasonable pre-estimate of the damages that will be incurred and is not a penalty.

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Location means the parcel of land situated at J.F.K.
International Airport, Van Wyck Expressway, Jamaica, New York, as more fully described in Schedule A.

Losses and Expenses means all payments or obligations to make payments either
(i) to or for third party claimants by any and all Indemnitees, including guest refunds, or (ii) incurred by any and all Indemnitees to investigate, respond to or defend a matter, including without limitation investigation and trial charges, costs and expenses, attorneys' fees, experts' fees, court costs, settlement amounts, judgments and costs of collection.

Maintenance Standards means the standards specified from time to time in the System Standards Manual for repair, refurbishment and replacement of FF&E, finishes, decor, and other capital items and design materials in Chain Facilities.

Marks means, collectively (i) the service marks associated with the System published in the System Standards Manual from time to time including, but not limited to, the name, design and logo for "Ramada" and other marks (U.S. Reg. Nos. 849,591 and 1,191,422) and (ii) trademarks, trade names, trade dress, logos and derivations, and associated good will and related intellectual property interests.

Marks Standards means standards specified in the System Standards Manual for interior and exterior Mark-bearing signage, advertising materials, china, linens, utensils, glassware, uniforms, stationery, supplies, and other items, and the use of such items at the Facility or elsewhere.

Minor Renovation means the repairs, refurbishing, repainting, and other redecorating of the interior, exterior, guest rooms, public areas and grounds of the Facility and replacements of FF&E we may require you to perform under
Section 3.16.

Minor Renovation Ceiling Amount means $3,000.00 per guest room.

Minor Renovation Notice means the written notice from us to you specifying the Minor Renovation to be performed and the dates for commencement and completion given under Section 3.16.

Opening Date means the date on which we authorize you to open the Facility for business identified by the Marks and using the System.

Operations Standards means standards specified in the System Standards Manual for cleanliness, housekeeping, general maintenance, repairs, concession types, food and beverage service, vending machines, uniforms, staffing, employee training,

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guest services, guest comfort and other aspects of lodging
operations.

Permitted Transferee means (i) any entity, natural person(s) or trust receiving from the personal representative of an owner any or all of the owner's Equity Interests upon the death of the owner, if no consideration is paid by the transferee or (ii) the spouse or adult issue of the transferor, if the Equity Interest transfer is accomplished without consideration or payment, or (iii) any natural person or trust receiving an Equity Interest if the transfer is from a guardian or conservator appointed for an incapacitated or incompetent transferor.

Punch List means the list of upgrades and improvements attached as part of Schedule B, which you are required to complete under Section 3.

Recurring Fees means fees paid to us on a periodic basis, including without limitation, Royalties, RINA Services Assessment Fees, and other reservation fees and charges as stated in Section 7.

Relicense Fee means the fee your transferee or you pay to us under Section 7 when a Transfer occurs.

Reservation System or "Central Reservation System" means the system for offering to interested parties, booking and communicating guest room reservations for Chain Facilities described in Section 4.2.

RINA means the Ramada Inns National Association.

RINA Services Assessment Fees means the assessments charged as set forth in
Section 7.1.2.

Rooms Addition Fee means the fee we charge you for adding guest rooms to the Facility.

Royalty means the monthly fee you pay to us for use of the System under Section 7(a). "Royalties" means the aggregate of all amounts owed as a Royalty.

System means the comprehensive system for providing guest lodging facility services under the Marks as we specify which at present includes only the following: (a) the Marks; (b) other intellectual property, including Confidential Information, System Standards Manual and know-how; (c) marketing, advertising, publicity, and other promotional materials and programs; (d) System Standards; (e) training programs and materials; (f) quality assurance inspection and scoring programs; and (g) the Reservation System.


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System Standards means the standards for the participating in the System published in the System Standards Manual, including but not limited to Design Standards, FF&E Standards, Marks Standards, Operations Standards, Technology Standards and Maintenance Standards and any other standards, policies, rules and procedures we promulgate about System operation and usage.

System Standards Manual means the Standards of Operation and Design Manual and any other manual we publish or distribute specifying the System Standards.

Taxes means the amounts payable under Section 7.2 of this Agreement.

Technology Standards means standards specified in the System Standards Manual for local and long distance telephone communications services, telephone, telecopy and other communications systems, point of sale terminals and computer hardware and software for various applications, including, but not limited to, front desk, rooms management, records maintenance, marketing data, accounting, budgeting and interfaces with the Reservation System to be maintained at the Chain Facilities.

Term means the period of time during which this Agreement shall be in effect, as stated in Section 5.

Termination means a termination of the License under Sections 11.1 or 11.2 or your termination of the License or this Agreement.

Transfer means (1) an Equity Transfer, (2) you assign, pledge, transfer, delegate or grant a security interest in all or any of your rights, benefits and obligations under this Agreement, as security or otherwise without our consent as specified in Section 9, (3) you assign (other than as collateral security for financing the Facility) your leasehold interest in (if any), lease or sublease all or any part of the Facility to any third party, (4) you engage in the sale, conveyance, transfer, or donation of your right, title and interest in and to the Facility, (5) your lender or secured party forecloses on or takes possession of your interest in the Facility, directly or indirectly, or (6) a receiver or trustee is appointed for the Facility or your assets, including the Facility. A Transfer does not occur when you pledge or encumber the Facility to finance its acquisition or improvement, you refinance it, or you engage in a Permitted Transferee transaction.

"You" and "Your" means and refers to the party named as licensee identified in the first paragraph of this Agreement and its Permitted Transferees.


                                    -30-
C/M  11752.0003 365014.1

"We", "Our" and "Us" means and refers to Ramada Franchise Systems, Inc., a Delaware corporation, its successors and assigns.


                                    -31-
C/M  11752.0003 365014.1

                                  SCHEDULE A

                        (Legal Description of Facility)



                                    -32-
C/M  11752.0003 365014.1

                                  SCHEDULE B


PART I:           YOUR OWNERS:


Name              Ownership Percentage                 Type of Equity Interest




PART II:          THE FACILITY:

      Primary designation of Facility: Ramada Plaza Hotel

      Number of approved guest rooms: 475

      Parking facilities (number of spaces, description): 475

      Other amenities, services and facilities: gift shop, meeting rooms, exercise room


PART III:         DESCRIPTION AND SCHEDULE OF RENOVATIONS TO BE
                  COMPLETED AS THE IMPROVEMENT OBLIGATION:

                         [Punch List to be attached.]



                                    -33-
C/M  11752.0003 365014.1

                                  SCHEDULE C
                                September 1995

      The RINA Services Assessment Fee is equal to 4.5% of Gross Room
Revenues.

      The airline reservation system charge described in Section 7 is $3.50 per gross reservation. The travel agent commission described in Section 7 is 10% of the Gross Room Revenues generated by each reservation originated by the agent plus our service fee of $0.35 per reservation.

      The RINA Services Assessment Fee is subject to change for all Chain facilities, and new fees and charges may be assessed for new services, but only upon the recommendation of the Executive Committee of RINA and Our approval.



                                    -34-
C/M  11752.0003 365014.1

                                   EXHIBIT C


                                    -35-
C/M  11752.0003 365014.1

                                    EXHIBIT D

                                                  January [   ], 1996



National Lodging Corp.
339 Jefferson Road
Parsippany, New Jersey  07054

                                            Relax Properties Agreement

Ladies and Gentlemen:

                  Reference is made to the Agreement Among Purchasers dated as of January 22, 1996 among National Lodging Corp. ("NALC"), HFS Incorporated ("HFS") and Motels of America, Inc. ("MOA") (the "Agreement Among Purchasers"), relating to the rights and obligations of the Purchasers among themselves relative to the acquisition of Forte Hotels, Inc. ("FHI") from Forte USA, Inc. (the "Seller"), upon the terms and subject to the conditions set forth in (i) the Stock Purchase Agreement dated as of December 19, 1995, between the Seller and NALC, (ii) the Purchase Agreement, dated as of December 19, 1995, among FHI, the Seller and HFS (the "HFS Purchase Agreement") and (iii) the Purchase Agreement, dated as of December 19, 1995, among FHI, the Seller and MOA. Terms defined in the Agreement Among Purchasers or the HFS Purchase Agreement and not otherwise defined herein are used herein as therein defined.

                  In order to clarify the respective rights of NALC and Bear Acquisition Corp. ("BAC") in and to the properties listed on Appendix A hereto (the "Current Relax Franchises") and any franchises subsequently established pursuant to the Management Services and Development Agreement, dated September 30, 1992, originally by and between Forte Hotels Management Inc. and Royco Hotels and Resorts Ltd. ("Royco") (the "Management Services and Franchise Development Agreement") (collectively with the Current Relax Franchises, the "Relax Franchises"), NALC and BAC hereby agree as follows:

                  1. (a) BAC will allow NALC to act as the sub-franchisor of the Relax Franchises solely for purposes of the Management Services and Franchise Development Agreement. NALC will not amend, modify or waive any provision of the Management Services and Franchise Development Agreement, or terminate or consent to the termination of the Management Services and Franchise Development Agreement, without the prior written consent of BAC.

145039_2/NYL3

                           (b) NALC will promptly forward to BAC all payments and other economic benefits that arise under the Management Services and Franchise Development Agreement and relate to the promotion, marketing or soliciting of franchise opportunities, including but not limited to payments and economic benefits arising under Articles 2 and 4 and Schedule 2 of the Management Services and Franchise Development Agreement that relate to the promotion, marketing or soliciting of franchise opportunities. In the event that NALC receives any payment of a royalty, marketing or other fee from any of the Relax Franchises pursuant to a franchise agreement, NALC shall promptly forward such payment to BAC.

                           (c) BAC will promptly forward to NALC all payments due to Royco pursuant to the Management Services and Franchise Development Agreement that relate to the promotion, marketing or soliciting of franchise opportunities, including but not limited to payments due under Articles 2 and 4 of the Management Services and Franchise Development Agreement that relate to the promotion, marketing or soliciting of franchise opportunities.

                           (d) NALC will promptly forward to BAC all notices, materials or other information it receives or distributes pursuant to the Management Services and Franchise Development Agreement that relate to any of the Relax Franchises, including, but not limited to notices, materials or other information received pursuant to Articles 2, 3, 6 or 7 thereof.

                           (e) NALC will promptly notify BAC of all opportunities presented to it by Royco to enter into Additional Forte Hotels Franchise and License Agreements (as defined in the Management Services and Franchise Development Agreement), and will not take any action with regard to such opportunities except as directed by BAC unless and until BAC rejects such opportunity in writing. Any Additional Forte Hotels Franchise and License Agreements shall be negotiated and executed by BAC, or by Royco on behalf of BAC, at the sole discretion of BAC. NALC will take all other actions that relate to the development of any of the Relax Franchises pursuant to the Management Services and Franchise Development Agreement as and when reasonably directed to do so by BAC.

                  2. (a) NALC will not amend, modify or waive any material provision of, or terminate any of the non-disturbance agreements listed in Appendix B hereto (the "Franchise Non-Disturbance Agreements"), with the exception of the amendment, modification or waiver of Section 4 of the Franchise Non-Disturbance Agreements, or any agreement that affects any of the Franchise Non-Disturbance Agreements, nor will NALC agree, whether in writing or otherwise, to any such amendment, modification, waiver or termination, without the prior written consent of BAC.


145039_2/NYL3

                           (b) NALC will promptly forward to BAC all payments and other economic benefits that arise under the Franchise Non-Disturbance Agreements and relate to the Franchise and License Agreement (as defined in the Franchise Non-Disturbance Agreements), including, but not limited to, payments and economic benefits arising under Sections 3, 6, 7 and 8 of the Franchise Non-Disturbance Agreements that relate to the Franchise and License Agreement.

                           (c) NALC will promptly forward to BAC all notices, materials or other information it receives or distributes pursuant to the Franchise Non-Disturbance Agreements that relate to any of the Relax Franchises, including, but not limited to, notices, materials or other information received pursuant to Sections 3, 6, 7, 8, 10, 11, 12 or 13 thereof.

                  3. NALC will not amend, modify or waive any material provision of, or terminate any agreement that affects any of the Relax Franchises, nor will NALC agree, whether in writing or otherwise, to any such amendment, modification, waiver or termination, without the prior written consent of BAC.

                  4. The parties agree, as promptly as practicable after the Closing, to use all commercially reasonable efforts to enter into a new master management agreement between NALC and Royco, which will relate to management services to be provided to the Relax Franchises and will be based upon the relevant sections of the Management Services and Franchise Development Agreement, and a new master franchise development agreement between BAC and Royco, which will relate to franchise development and will be based upon the relevant sections of the Management Services and Franchise Development Agreement.

                  5. The parties agree, as promptly as practicable after the Closing, to use all commercially reasonable efforts to enter into new non-disturbance agreements between NALC and each of the lenders listed in Appendix C hereto, which shall relate to the non-disturbance of the Management Agreement (as defined in the Franchise Non-Disturbance Agreements), and be based upon the relevant sections of the existing agreements; and BAC and each of the lenders listed in Appendix B hereto, which shall relate to the non-disturbance of the Franchise and License Agreement (as defined in the Franchise Non-Disturbance Agreements), and be based upon the relevant sections of the existing agreements.



145039_2/NYL3

                                                         4
                  Please acknowledge your understanding of, and agreement to, the foregoing by executing in the space provided below and returning to me a copy of this letter.

                                             Very truly yours,

                                    BEAR ACQUISITION CORP.


                                    By
                                        Name:
                                        Title:


Acknowledged and Agreed, this 23rd day of January, 1996:

NATIONAL LODGING CORP.


By
     Name:
     Title:

145039_2/NYL3

                                    EXHIBIT E

                                 PROMISSORY NOTE

U.S.$10,000,000                                      Dated: January 23, 1996

                  FOR VALUE RECEIVED, the undersigned, MOA-TL HOLDING CORP., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of HFS INCORPORATED (together with its successors and assigns, the "Lender") the principal amount of $10,000,000 or, if less, the aggregate principal amount of Advances (as hereinafter defined) made by the Lender to the Borrower outstanding on the Termination Date (as hereinafter defined).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, payable in arrears quarterly on the last day of each March, June, September and December and on the Termination Date, at an interest rate per annum equal at all times to 14% per annum; provided, however, that any overdue amount (after giving effect to any applicable grace period) of principal, interest or other amounts payable hereunder shall, to the fullest extent permitted by law, bear interest, payable on demand, at 16% per annum.

                  ARTICLE I - DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. Certain Defined Terms. As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Advance" means an advance by the Lender to the Borrower pursuant to Article II.

                  "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City.

                  "Commitment" has the meaning specified in Section 2.01.

                  "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (f) all obligations, contingent or otherwise, of such Person in respect of acceptances, letters of credit or similar extensions of credit, (g) all Debt of others referred to in clauses (a) through (f) above or clause
         (h) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss,
         (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or
         (4) otherwise to

MOA Note
144951.5/NYL3
         assure a creditor against loss, and (i) all Debt referred to in clauses
         (a) through (g) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

                  "Debt Coverage Ratio" means, at any time of determination, the ratio of (i) consolidated EBITDA of the Borrower and its subsidiaries for the four fiscal quarters of the Borrower then most recently ended to (ii) the sum of (a) interest payable on all Debt (other than the Debt evidenced by this Note) plus (b) the aggregate principal amount of all Debt (other than the Debt evidenced by this Note and other than Debt which is repaid with the proceeds of Refinancing Debt) scheduled or otherwise required to be paid or mandatorily prepaid, in each case by the Borrower and its subsidiaries during the four fiscal quarters of the Borrower then most recently ended, in each case calculated in accordance with GAAP.

                  "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "EBITDA" means, for any period, the sum, determined on a consolidated basis for the Borrower and its Subsidiaries, of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense and (e) amortization expense, in each case, determined in accordance with GAAP for such period.

                  "Events of Default" has the meaning specified in Section 6.01.

                  "Excess Refinancing Proceeds" has the meaning specified in
          Section 5.02(a)(iii)(C).

                  "GAAP" has the meaning specified in Section 1.03.

                 "Guarantor" means New Image Realty, Inc., a Nevada corporation.

                  "HFS Agreement" means any franchise agreement or license agreement entered into from time to time by the Borrower or any of its subsidiaries and the Lender or any of its subsidiaries, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "Loan Documents" means this Note, the Guaranty (as hereinafter defined) and the Pledge Agreement, in each case as amended, supplemented or otherwise modified from time to time.

                  "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset by any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (b) reasonable and customary real estate closing adjustments and (c) the amount of taxes payable in connection with or as a result of such transaction, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt

MOA Note
144951.5/NYL3
         of such cash, actually paid or payable to a Person that is not an affiliate of such Person or the Borrower or any affiliate of the Borrower and are properly attributable to such transaction or to the asset that is the subject thereof.

                  "Nomura Credit Agreement" means the Note Purchase Agreement dated as of January 23, 1996, between MOA-TL Corp. and Nomura Asset Capital Corporation, and the Transaction Documents (as defined therein), in each case as amended, supplemented or otherwise modified, amended and restated, replaced or refinanced from time to time in accordance with their terms.

                  "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01 hereof; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

                  "Pledge Agreement" means the Pledge Agreement dated as of March 31, 1995 made by the Guarantor to the Lender, as amended, supplemented or otherwise modified from time to time.

                  "Termination Date" means the earlier of January 31, 2001 and the date of termination in whole of the Commitments pursuant to Section
         2.03 or 6.01.

                  "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "Wallace Group" means Paul F. Wallace and any corporation, association or other business entity of which more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) or (b) the interest in the capital or profits of such association or other business entity is at the time directly or indirectly owned or controlled by Paul F. Wallace.

                  SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                  SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e) ("GAAP").

MOA Note
144951.5/NYL3

                 ARTICLE II - AMOUNTS AND TERMS OF THE ADVANCES

                  SECTION 2.01. The Advances. The Lender agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding $10,000,000 (the "Commitment"). Each Advance shall be in an aggregate amount of $1,000,000 or an integral multiple of $250,000 in excess thereof. Within the limit of the Commitment, the Borrower may borrow under this Section 2.01, prepay pursuant to Section 2.05 and reborrow under this Section 2.01.

                  SECTION 2.02. Making the Advances. (a) Each Advance shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Advance, by the Borrower to the Lender. Each such notice of a requested Advance shall be by telephone, confirmed immediately in writing, or telecopier or telex, specifying therein the requested date of such Advance and amount of such Advance. The Lender shall, before 11:00 A.M. (New York City time) on the date of such Advance, upon fulfillment of the applicable conditions set forth in Article III, make such Advance available to the Borrower, in same day funds, at an account maintained by the Borrower with a commercial bank organized under the laws of the United States, or any State thereof, and designated by the Borrower for such purpose.

                  SECTION 2.03. Termination or Reduction of the Commitments. The Borrower shall have the right, upon at least one Business Day's notice to the Lender, to terminate in whole or reduce in part the unused portion of the Commitment, provided that each partial reduction shall be in the aggregate amount of $1,000,000 or an integral multiple of $250,000 in excess thereof.

     SECTION 2.04. Repayment. The Borrower shall repay to the Lender on the Termination Date the aggregate principal amount of the Advances then outstanding.

                  SECTION 2.05. Prepayments. (a) Optional. The Borrower may, upon at least one Business Day's notice to the Lender stating the proposed date and principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Advances in whole or in part, with accrued interest to the date of such prepayment on the amount prepaid, provided that each optional partial prepayment shall be in a principal amount not less than $250,000.

                  (b) Mandatory. (i) The Borrower shall, on the date of receipt of the Net Cash Proceeds by the Borrower or any of its subsidiaries from the sale, lease, transfer or other disposition of any assets of the Borrower or any of its subsidiaries (other than the sale of inventory in the ordinary course of business), to the extent not otherwise required pursuant to the terms of the Nomura Credit Agreement to be applied to prepay amounts outstanding thereunder, prepay an aggregate principal amount of the Advances equal to the amount of such Net Cash Proceeds.

                  (ii) The Borrower shall, on the date of receipt of Excess Refinancing Proceeds, prepay an aggregate principal amount of the Advances equal to the amount of such Excess Refinancing Proceeds.

                  SECTION 2.06. Payments and Computations. (a) The Borrower shall make each payment hereunder not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Lender at its address referred to in
Section 7.02 or at an account maintained by the Lender with a commercial bank organized under the laws of the United States, or any State thereof, and designated by the Lender for such purposes, in same day funds.


MOA Note
144951.5/NYL3

                  (b) All computations of interest shall be made by the Lender on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

                  (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

                  SECTION 2.07. Use of Proceeds. The proceeds of the Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely (i) to finance the acquisition by the Borrower of certain assets pursuant to the Asset Purchase Agreement dated as of December 19, 1995 between Motels of America, Inc. and Forte Hotels, Inc. and (ii) to finance the acquisition, development or rehabilitation of hotels and motels by the Borrower or a subsidiary thereof which are the subject of HFS Agreements.

                       ARTICLE III - CONDITIONS OF LENDING

                  SECTION 3.01. Conditions Precedent to Initial Advance. The obligation of the Lender to make its initial Advance is subject to the conditions precedent that the Lender shall have received on or before the date of such Advance the following, each dated such day, in form and substance satisfactory to the Lender:

                           (i) Certified copies of the resolutions of the Board
                  of Directors of the Borrower and the Guarantor, approving each Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to each Loan Document to which it is or is to be a party.

                           (ii) Certificates of the Secretary or an Assistant
                  Secretary of the Borrower and the Guarantor, certifying the names and true signatures of the officers of the Borrower or Guarantor, as the case may be, authorized to sign each Loan Document to which it is or is to be a party.

                           (iii) An amendment to the Pledge Agreement in form
                  and substance satisfactory to the Lender, duly executed by the Guarantor.

                           (iv) A guaranty in form and substance satisfactory to
                  the Lender (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Guaranty"), duly executed by the Guarantor.

                           (v) A certified copy of the Nomura Credit Agreement
                  as in effect on the date hereof, in form and substance satisfactory to the Lender, together with all amendments thereto.

                           (vi) A favorable opinion of Donovan Leisure Newton &
                  Irvine, counsel for the Borrower and the Guarantor, in form and substance satisfactory to the Lender and as to such matters as the Lender may reasonably request.

                           (vii) A favorable opinion of Jones, Jones, Close &
                  Brown, Nevada counsel for the Guarantor, in form and substance satisfactory to the Lender and as to such matters as the Lender may reasonably request.


MOA Note
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

                  SECTION 3.02. Conditions Precedent to Each Advance. The obligation of the Lender to make each Advance (including the initial Advance) shall be subject to the conditions precedent that on the date of such Advance
(a) the following statements shall be true (and each of the giving of the applicable notice of a requested Advance given pursuant to Section 2.02 and the acceptance by the Borrower of the proceeds of such Advance shall constitute a representation and warranty by the Borrower that on the date of such Advance such statements are true):

                  (i) the representations and warranties contained in the Loan Documents are correct on and as of the date of such Advance, before and after giving effect to such Advance and to the application of the proceeds therefrom, as though made on and as of such date, and

                 (ii) no event has occurred and is continuing, or would result from such Advance or from the application of the proceeds therefrom, that constitutes a Default;

and (b) the Lender shall have received such other approvals, opinions or documents as it may reasonably request.

                   ARTICLE IV - REPRESENTATIONS AND WARRANTIES

                 SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Note.

                  (b) The execution, delivery and performance by the Borrower of this Note are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required for the due execution, delivery and performance by the Borrower of this Note.

                  (d) This Note is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

                  (e) There is no pending or threatened action or proceeding affecting the Borrower or any of its subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Borrower or any subsidiary or which purports to affect the legality, validity or enforceability of the Loan Documents.

                  (f) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of this Note will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.


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                                        7

                      ARTICLE V - COVENANTS OF THE BORROWER

          SECTION 5.01. Affirmative Covenants. So long as any amount under the Loan Documents shall remain unpaid or the Lender shall have any Commitment hereunder, the Borrower will:

                  (a) Compliance with Laws, Etc. Comply, and cause each of its subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith..

                  (b) Maintenance of Insurance. Maintain, and cause each of its subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such subsidiary operates.

                  (c) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Borrower and its subsidiaries may consummate any merger or consolidation permitted under Section 5.02(c) and provided further that neither the Borrower nor any of its subsidiaries shall be required to preserve any right or franchise if the Board of Directors of the Borrower or such subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower, such subsidiary or the Lender.

                  (d) Keeping of Books. Keep, and cause each of its subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such subsidiary in accordance with generally accepted accounting principles in effect from time to time.

                  (e) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                  (f)      Reporting Requirements.  Furnish to the Lender:

                           (i) as soon as available and in any event within 45
                  days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its subsidiaries as of the end of such quarter and consolidated statements of income and cash flows of the Borrower and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments in connection with the year end audit of Motels of America, Inc.) by the chief financial officer of the Borrower as having been prepared in accordance with generally accepted accounting principles;

                           (ii) as soon as available and in any event within 90
                  days after the end of each fiscal year of the Borrower, a consolidated balance sheets of the Borrower and its subsidiaries as of the end of such fiscal year and consolidated statements of income and cash flows of the Borrower and its subsidiaries for such fiscal year, duly certified (subject to year-end audit

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                                        8

                   adjustments in connection with the year end audit of Motels of America, Inc.) by the chief financial officer of the Borrower as having been prepared in accordance with generally accepted accounting principles;

                           (iii) as soon as possible and in any event within
                   five days after the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto; and

                           (iv) such other information respecting the Borrower
                  or any of its subsidiaries as the Lender may from time to time reasonably request.

                  SECTION 5.02. Negative Covenants. So long as any amount under the Loan Documents shall remain unpaid or the Lender shall have any Commitment hereunder, the Borrower will not, without the prior written consent of the
Lender:

                  (a) Debt. At any time create, incur, assume or suffer to exist, or permit any of its subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

                           (i)      in the case of the Borrower,

                                    (A)     Debt under the Loan Documents,

                           (ii) in the case of any of its subsidiaries, Debt
                   owed to the Borrower or to a wholly-owned subsidiary of the Borrower; and

                           (iii) in the case of the Borrower and any of its
                   subsidiaries,

                                    (A) Debt under the Nomura Credit Agreement,

                                    (B) Debt incurred in connection with the
                           acquisition, development or rehabilitation of hotels and motels which are the subject of HFS Agreements, so long as after giving effect to the incurrence of such Debt and the application of proceeds therefrom, the Debt Coverage Ratio (calculated on a pro forma basis based on historical financial statements for the four fiscal quarters of the Borrower then most recently ended) shall be greater than or equal to 1.4:1,

                                    (C) Debt incurred the proceeds of which are
                           used to extend, refinance, renew, repurchase (by means of tender offer or negotiated sale), replace, substitute or refund, Debt referred to in clauses (A) and (B) above (the "Refinancing Debt"); provided, however, that Refinancing Debt in a principal amount that exceeds an amount equal to (x) the principal amount of the Debt so extended, refinanced, renewed, repurchased, replaced, substituted or refunded plus
                           (y) the amount of reasonable refinancing fees, expenses and prepayment premiums and penalties incurred in connection therewith and accrued and unpaid interest thereon may be incurred only to the extent that the amount of such excess principal amount of Refinancing Debt (the "Excess Refinancing Proceeds") are applied to prepay an aggregate principal amount of the Advances equal to the amount of such Excess Refinancing Proceeds pursuant to
                           Section 2.05(b)(ii), and

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                                                       9


                                    (D) indorsement of negotiable instruments
                           for deposit or collection or similar transactions in the ordinary course of business.

                   (b) Liens, Etc. Create or suffer to exist, or permit any of its subsidiaries to create or suffer to exist, any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its subsidiaries to assign, any right to receive income, other than:

                           (i)      Permitted Liens,

                           (ii) Liens upon or in any property acquired or held
                   by the Borrower or any of its subsidiaries securing Debt permitted under Section 5.02(a)(iii)(B),

                           (iii) Liens created by the Nomura Credit Agreement as
                   in effect on the date hereof, and . (iv) the replacement, extension or renewal of any Lien permitted by clauses (ii) and (iii) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without change in any direct or contingent obligor) of the Debt secured thereby.

                   (c) Mergers, Etc. Merge or consolidate with or into any Person, or permit any of its subsidiaries to do so, except that any subsidiary of the Borrower may merge or consolidate with or into any other subsidiary of the Borrower, and except that any subsidiary of the Borrower may merge into the Borrower, provided, in each case, that no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom.

                   (d) Accounting Changes. Make or permit, or permit any of its subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles.

                   (e) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets, except (i) sales of inventory in the ordinary course of its business, (ii) in a transaction authorized by subsection (c) of this Section and (iii) sales of assets for fair value, provided that in the case of the sale of any asset in a single transaction or a series of related transactions under this clause (iii) in an aggregate amount exceeding $20,000, the Net Cash Proceeds thereof, if not otherwise required to be applied to prepay amounts outstanding under the Nomura Credit Agreement, shall be applied to prepay the Advances in accordance with
          Section 2.05(b)(i).

                   (f) Change in Nature of Business. Make, or permit any of its subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

                         ARTICLE VI - EVENTS OF DEFAULT

                   SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:


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                                       10

                  (a) (i) The Borrower shall fail to pay any installment of principal of this Note when the same becomes due and payable; or (ii) the Borrower shall fail to pay any interest on any Advance or make any other payment of other amounts payable under this Note within 15 Business Days after the same becomes due and payable; or

                  (b) Any representation or warranty made by the Borrower or the Guarantor (or any of their respective officers) under or in connection with the Loan Documents shall prove to have been incorrect in any material respect when made; or

                  (c) The Borrower or the Guarantor shall fail to perform or observe (i) any term, covenant or agreement contained in Section 5.01(c), 5.01(f)(iii) or 5.02, or (ii) any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 15 Business Days after written notice thereof shall have been given to the Borrower by the Lender; or

                  (d) The Borrower or the Guarantor or any of their respective subsidiaries shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $250,000 in the aggregate or any amounts owing under any HFS Agreement (but excluding Debt evidenced by the Loan Documents) of the Borrower or the Guarantor or such subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or HFS Agreement; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt or HFS Agreement and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt (unless such default has been waived by the holder or holders of such Debt) or of obligations outstanding under any HFS Agreement or to terminate, or to permit the termination of, any HFS Agreement; or any such Debt or obligations outstanding under any HFS Agreement shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                  (e) The Borrower or the Guarantor or any of their respective subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or the Guarantor or any of their respective subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or the Guarantor or any of their respective subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or


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                                       11

                  (f) any provision of any Loan Document after delivery thereof pursuant to Section 3.01 shall for any reason cease to be valid and binding on or enforceable against the Borrower or the Guarantor, as the case may be, or the Borrower or the Guarantor shall so state in writing; or

                  (g) the Pledge Agreement shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby; or

                  (h) Any judgment or order for the payment of money in excess of $250,000 shall be rendered against the Borrower or the Guarantor or any of their respective subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (i) (i) Any Person or two or more Persons acting in concert other than the Wallace Group shall have acquired after the date hereof beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
         1934), directly or indirectly, of Voting Stock of the Borrower or the Guarantor (or other securities convertible into such Voting Stock) representing 20% or more of the combined voting power of all Voting Stock of the Borrower or the Guarantor; or (ii) during any period of up to 24 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Borrower or the Guarantor shall cease for any reason (other than due to death or disability) to constitute a majority of the board of directors of the Borrower or the Guarantor (except to the extent that individuals who at the beginning of such 24-month period were replaced by individuals (x) elected by 66-2/3% of the remaining members of the board of directors of the Borrower or the Guarantor or (y) nominated for election by a majority of the remaining members of the board of directors of the Borrower or the Guarantor and thereafter elected as directors by the shareholders of the Borrower or the Guarantor); or (iii) any Person or two or more Persons acting in concert other than the Wallace Group shall have acquired after the date hereof by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of control over Voting Stock of the Borrower or the Guarantor (or other securities convertible into such Voting Stock) representing 20% or more of the combined voting power of all Voting Stock of the Borrower or the Guarantor, then, and in any such event, the Lender may, by notice to the Borrower, declare its obligation to make Advances to be terminated, whereupon the same shall forthwith terminate and declare this Note, all interest thereon and all other amounts payable under this Note to be forthwith due and payable, whereupon this Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, the obligation of the Lender to make Advances shall automatically be terminated and this Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


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                                       12

                           ARTICLE VII - MISCELLANEOUS

                  SECTION 7.01. Amendments, Etc. No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 7.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address at 701 Lee Street, Suite 530, Des Plaines, IL 60016, Attention: Kurt M. Mueller, with a copy to Donovan Leisure Newton & Irvine, 30 Rockefeller Plaza, New York, NY 10012, Attention: Frank W. Cuiffo; and if to the Lender, at its address at 339 Jefferson Road, P.O. Box 278, Parsippany, NJ 07054-0278, Attention: Executive Vice President and General Counsel; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices to the Lender pursuant to the provisions of Article II shall not be effective until received by the Lender.

                  SECTION 7.03. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 7.04. Costs, Expenses and Taxes. (a) The Borrower agrees to pay on demand all costs and expenses in connection with (i) the preparation, execution, delivery (in an amount not to exceed $20,000) and (ii) administration, modification and amendment, in each case, of the Loan Documents and any other instruments and documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities under the Loan Documents. The Borrower further agrees to pay on demand all losses, costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents and any other instruments and documents delivered in connection herewith, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 7.04. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents and any other instruments and documents delivered in connection herewith, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         (b) The Borrower agrees to indemnify and hold harmless the Lender and each of its Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances, in each case whether or not such investigation, litigation or proceeding is brought by the Borrower, the Guarantor, their directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except

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                                       13

to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

         (c) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 7.04 shall survive the payment in full of principal, interest and all other amounts payable under the Loan Documents.

                  SECTION 7.05. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Note, whether or not the Lender shall have made any demand under this Note and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

                  SECTION 7.06. Binding Effect. This Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

                   SECTION 7.07. Governing Law, Jurisdiction, Waiver of Jury Trial, Etc. (a) This Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States.

          (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note or any other Loan Documents shall affect any right that any party may otherwise have to bring any action or proceeding relating to the Loan Documents in the courts of any jurisdiction.

         (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or any other Loan Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.



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                                       14

         (d) Each of the Borrower and the Lender hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Note or any other Loan Document or the actions of the Lender in the negotiation, administration, performance or enforcement thereof.

                  IN WITNESS WHEREOF, each of the Borrower and the Lender has caused this Note to be executed by its officer thereunto duly authorized, as of the date first above written.


                                      MOA-TL HOLDING CORP.


                                      By: /S/Kent M. Mueller
                                          Title: President and Chief Operating
                                                   Officer

Above Acknowledged
    and Agreed To:

HFS INCORPORATED

By: /S/ James E. Buckman
    Title: Executive Vice-President

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                                    EXHIBIT F

                                                                EXECUTION COPY


                                    GUARANTY


                  GUARANTY dated January 23, 1996 made by NEW IMAGE REALTY, INC., a Nevada corporation (the "Guarantor"), in favor of HFS INCORPORATED and its subsidiaries (collectively, together with their successors and assigns, the "Lender").

                  PRELIMINARY STATEMENTS. The Lender is the payee of a Note dated January 23, 1996 (said Note, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Note", the terms defined therein and not otherwise defined herein being used herein as therein defined) with MOA-TL Holding Corp., a Delaware corporation and an indirect, non-wholly owned subsidiary of the Guarantor (the "Borrower"). The Borrower and its subsidiaries intend to enter into HFS Agreements from time to time with the Lender. It is a condition precedent to the making of Advances by the Lender under the Note and the entry by the Lender into HFS Agreements from time to time that the Guarantor shall have executed and delivered this Guaranty.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make Advances under the Note and to enter into HFS Agreements from time to time, the Guarantor hereby agrees as follows:

                  SECTION 1. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Borrower and its subsidiaries in respect of liquidated damages under the HFS Agreements (the Loan Documents and the HFS Agreements being, collectively, the "Guaranty Documents", and all such obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Lender in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower or any of its subsidiaries to the Lender under the Guaranty Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower or such subsidiary.

                  SECTION 2. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Guaranty Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other obligations of the Borrower or any of its subsidiaries under the Guaranty Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any of its subsidiaries or whether the Borrower or any of its subsidiaries is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                  (a) any lack of validity or enforceability of any Guaranty Document or any agreement or instrument relating thereto;


New Image Guaranty
NYL_3/144878.4

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of the Borrower or any of its subsidiaries under the Guaranty Documents, or any other amendment or waiver of or any consent to departure from any Guaranty Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of the Borrower or any of its subsidiaries under the Guaranty Documents or any other assets of the Borrower or any of its subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its subsidiaries;

                  (f) any failure of the Lender to disclose to the Borrower or any of its subsidiaries or the Guarantor any information relating to the financial condition, operations, properties or prospects of the Guarantor or the Borrower or any of its subsidiaries, as the case may be, now or in the future known to the Lender (the Guarantor waiving any duty on the part of the Lender to disclose such information); or

                  (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Lender that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its subsidiaries, the Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any of its subsidiaries or the Guarantor or otherwise, all as though such payment had not been made.

                  SECTION 3. Waivers and Acknowledgments. (a) The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower or any of its subsidiaries or any other Person or any collateral.

                  (b) The Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

                  (c) The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Guaranty Documents and that the waivers set forth in this
Section 3 are knowingly made in contemplation of such benefits.


New Image Guaranty
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

                  SECTION 4. Subrogation. The Guarantor will not exercise any rights that it may now or hereafter acquire against the Borrower or any of its subsidiaries or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty or any other Guaranty Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Lender against the Borrower or any of its subsidiaries or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any of its subsidiaries or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitment shall have expired or terminated. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Termination Date, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Guaranty Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) the Guarantor shall make payment to the Lender of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Termination Date shall have occurred, the Lender will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Guarantor.

                  SECTION 5. Taxes, Etc. The Guarantor shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Guaranty and the other Guaranty Documents and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or failure to pay such taxes.

                  SECTION 6. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                  (a) The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Guaranty.

                  (b) The execution, delivery and performance by the Guarantor of the Loan Documents to which it is or is to be a party are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Guarantor's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Guarantor.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required for the due execution, delivery and performance by the Guarantor of the Loan Documents to which it is or is to be a party.

                  (d) Each Loan Document to which it is or is to be a party is the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.


New Image Guaranty
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

                  (e) The balance sheets of the Guarantor and its subsidiaries as at February 28, 1995, and the related statements of income and retained earnings of the Guarantor and its subsidiaries for the fiscal year then ended, copies of which have been furnished to the Lender, fairly present the financial condition of the Guarantor and its subsidiaries as at such date and the results of the operations of the Guarantor and its subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since February 28, 1995, there has been no material adverse change in such condition or operations.

                  (f) There is no pending or threatened action or proceeding affecting the Guarantor or any of its subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Guarantor or any subsidiary or which purports to affect the legality, validity or enforceability of the Loan Documents.

                  (g) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

                  (h) The Guarantor has, independently and without reliance upon the Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into each Loan Document to which it is or is to be a party, and the Guarantor has established adequate means of obtaining from the Borrower and its subsidiaries on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of the Borrower and its subsidiaries.

                  SECTION 7. Covenants. So long as any amount under the Guaranty Documents shall remain unpaid or the Lender shall have any Commitment thereunder, the Guarantor will furnish to the Lenders:

                  (i) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Guarantor, a consolidated balance sheet of the Guarantor and its subsidiaries as of the end of such quarter and consolidated statements of income and cash flows of the Guarantor and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments) by the chief financial officer of the Guarantor as having been prepared in accordance with generally accepted accounting principles;

                  (ii) as soon as available and in any event within 90 days after the end of each fiscal year of the Guarantor, a copy of the annual audit report for such year for the Guarantor and its subsidiaries, containing a consolidated balance sheet of the Guarantor and its subsidiaries as of the end of such fiscal year and consolidated statements of income and cash flows of the Guarantor and its subsidiaries for such fiscal year, in each case accompanied by an opinion acceptable to the Lender by Ernst & Young or other independent public accountants acceptable to the Lender; and

                  (iii) such other information respecting the Guarantor or any of its subsidiaries as the Lender may from time to time reasonably request.

                  SECTION 8. Amendments, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

New Image Guaranty
NYL_3/144878.4

                  SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to the Guarantor, addressed to it at 1601 East Flamingo Road, Suite 18, Las Vegas, Nevada 89119, Attention: Paul F. Wallace, if to the Lender, at its address specified in the Note, or as to any party at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

                  SECTION 10. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 11. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all indebtedness at any time owing by the Lender to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be unmatured. The Lender agrees promptly to notify the Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

                  SECTION 12. Indemnification. Without limitation on any other obligations of the Guarantor or remedies of the Lender under this Guaranty, the Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each the Lender from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of the Lender's legal counsel) suffered or incurred by the Lender as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower or any of its subsidiaries enforceable against the Borrower or such subsidiary in accordance with their terms.

                  SECTION 13. Continuing Guaranty; Assignments under the Note. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of: (i) the earlier of (x) January 23, 2003 and (y) receipt by the Lender of a guaranty, in form and substance satisfactory to the Lender, duly executed by Motels of America, Inc., (ii) the payment in full in cash of the Guaranteed Obligations in respect of the Loan Documents and all other amounts payable under this Guaranty and (iii) the termination or expiration of the Commitment under the Note, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Note (including, without limitation, all or any portion of its Commitment and the Advances owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise.

                  SECTION 14. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.


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                                        6

                  (b) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any other Loan Document to which it is or is to be a party, or for recognition or enforcement of any judgment, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any other Loan Document to which it is or is to be a party in the courts of any jurisdiction.

                  (c) The Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any other Loan Document to which it is or is to be a party in any New York State or federal court. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) The Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Guaranty Documents, the transactions contemplated thereby or the actions of the Lender in the negotiation, administration, performance or enforcement thereof.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                  NEW IMAGE REALTY, INC.


                                                  By
                                                    --------------------------
                                                     Title:


New Image Guaranty
NYL_3/144878.4

                                    EXHIBIT G

                                                                EXECUTION COPY


                                LETTER AMENDMENT


                                          Dated as of January 23, 1996

HFS, Inc.
339 Jefferson Road
P.O. Box 278
Parsippany, NJ  07054-0274

Ladies and Gentlemen:

                  We refer to the Pledge Agreement dated as of March 31, 1995 (the "Pledge Agreement") made by the undersigned to you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Pledge Agreement.

                  It is hereby agreed by you and us as follows:

                  The Pledge Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

                   (a) Section 1 is amended by adding immediately before the period at the end of the first sentence thereof the following:

                           "and under the Guaranty dated January 23, 1996 made by the Pledgor to the Pledgee (as amended, supplemented or otherwise modified from time, the "Guaranty").

                   (b) Section 3(f) is amended by deleting the word "Lender" therein and substituting therefor the word "Pledgee".

                  (c) Section 7(a) is amended by adding immediately after the word "Note" therein the phrase "or a default under the Guaranty".

                  (d) Section 11 is amended by adding immediately after the word "Note" therein the phrase "or the Guaranty, as the case may be".

                   (e) Section 12 is amended in full to read as follows:

                  "SECTION 12. Release; Continuing Security Interest; Termination. (a) Upon the payment in full in cash of (x) the Obligations under the Note and (y) the Guaranteed Obligations (as defined in the Guaranty) in respect of the Loan Documents (as defined in the Note referred to in the Guaranty), the Pledgee will, at the Pledgor's request and expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the release of certain Collateral from the assignment and security interest granted hereby; provided that the fair market value of the Collateral remaining subject to the assignment and security interest granted hereby (as mutually agreed by the Pledgee and the Pledgor or as determined by an independent appraiser selected by the Pledgee with the consent of the Pledgor) shall be equal to at least 200% of the then remaining Guaranteed Obligations (as defined in the Guaranty) in respect of the HFS Agreements (as defined in the Note referred to in the Guaranty).


Amendment to Pledge Agreement
SS_NYL3/147057_3

                  (b) This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the earlier of (x) January 23, 2003 and (y) receipt by the Pledgee of a guaranty, in form and substance satisfactory to the Pledgee, duly executed by Motels of America, Inc., (ii) the payment in full in cash of (x) the Obligations under the Note and (y) the Guaranteed Obligations (as defined in the Guaranty) in respect of the Loan Documents (as defined in the Note referred to in the Guaranty) and
         (iii) the termination or expiration of the Commitment under the Note referred to in the Guaranty, (b) be binding upon the Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee and its successors, transferees and assigns. This Agreement shall terminate and the Pledgor shall be entitled to the return, at the Pledgor's expense, of such of the Collateral as has not theretofore been sold or otherwise applied pursuant to this Agreement, together with any moneys at any time held by the Pledgee, upon payment in full of the Obligations."

                  This Letter Amendment shall become effective as of the date first above written when, and only when, the Pledgee shall have received counterparts of this Letter Amendment executed by the undersigned and the Pledgee. This Letter Amendment is subject to the provisions of Section 18 of the Pledge Agreement.

                  On and after the effectiveness of this Letter Amendment, each reference in the Pledge Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Pledge Agreement, and each reference in the Note and each of the Loan Documents (as defined in the Note referred to in the Guaranty) to "the Pledge Agreement", "thereunder", "thereof" or words of like import referring to the Pledge Agreement, shall mean and be a reference to the Pledge Agreement, as amended by this Letter Amendment.

                  The Pledge Agreement, as specifically amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Pledge Agreement and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Pledgor under the Note and under the Guaranty. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Pledgee under the Pledge Agreement, nor constitute a waiver of any provision of the Pledge Agreement.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, Attn: Pamela Borgeson.

                  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.


Amendment to Pledge Agreement
SS_NYL3/147057_3

                                                         3
                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                  Very truly yours,

                                                  NEW IMAGE REALTY, INC.


                                                  By
                                                    ---------------------------
                                                     Title:

Agreed as of the date first above written:

HFS INCORPORATED,
(formerly known as
Hospitality Franchise
Systems, Inc.), as Pledgee


By
   ----------------------------
     Title:


Amendment to Pledge Agreement
SS_NYL3/147057_3

                                    SCHEDULES

                                  Schedule 1.03

                                 LEGAL EXPENSES

                  Battle Fowler LLP                                    $400,000
                  Donovan, Leisure, Newton & Irvine           $600,000
                  Kenyon & Kenyon                                      $ 65,000
                  Shearman & Sterling                                  $750,000


143845.6/NYL3

                                  Schedule 3.01

                       OWNED PROPERTIES TO BE TRANSFERRED



                                                  Annual Gross Room Revenues

Niagara Falls, NY                                                   $304,000

Waukegan, IL                                                        $391,000

York, PA                                                            $330,000

Orlando Centroplex, FL                                              $592,000

Orlando Central Park, FL                                            $905,000



143845.6/NYL3